Dreyfus Variable

Investment Fund,

Growth and Income Portfolio

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Securities Sold Short

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                              Dreyfus Variable Investment Fund,
                                                    Growth and Income Portfolio

                                                                  The Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas D. Ramos, CFA.

After five consecutive years of double-digit gains, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 9% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial adviser for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our
website    at    www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, Growth and Income Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the portfolio produced a total return of -3.78% .(1) For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, produced a total return of -9.10%.(2)

We believe we outperformed the S&P 500 Index largely because of our effective management of the portfolio's technology holdings. During the first few months of the period, when much of the market's overall advance was driven by gains in technology-related stocks, our technology holdings produced higher returns than those of the Index. During the rest of the period, when many technology stocks slumped, our relatively light exposure to technology stocks helped us limit the portfolio's losses.

What is the portfolio's investment approach?

The portfolio employs a "bottom-up" approach, focusing primarily on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly
diversified,   value-tilted   portfolio,   typically  with  a  weighted  average
price-to-earnings ratio less than and long-term projected earnings growth greater than those of the S&P 500 Index.

We typically measure a stock' s relative value by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. By examining each company's fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in the stock's price, such as new competitive opportunities or internal operational improvements. The result of our approach during the reporting period was a portfolio containing stocks from a variety of different market sectors and industries.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The U.S. stock market experienced high levels of volatility throughout the 12-month period, largely because of a sharp rise in technology stocks during the first few months, followed by a severe, sustained decline. Although many technology stocks failed to meet our criteria for growth at a reasonable price, we identified several that met our standards, making technology our largest single area of investment. Our holdings included semiconductor chip and equipment makers such as Intel; diversified telecommunications companies such as Nortel Networks; and software developers such as Computer Associates International. Overall, our selections performed better than the technology component of the Index and were responsible for much of the portfolio's gains from January 1 through mid-March 2000.

During the remainder of the period, market strength shifted from technology to other industry groups, including financial services, health care and utilities. We responded by moving assets out of technology stocks and into these other areas, thereby limiting the impact of the technology decline on the portfolio's performance.

As a result of the correction in the technology sector, we increased our positions in financial services, the portfolio' s second-largest group of holdings. Our financial stocks included mortgage intermediaries such as the Federal National Mortgage Association (" Fannie Mae"); insurers such as John Hancock Financial Services; and banks that derive revenues from fee-based activities, such as Citigroup. These stocks rebounded sharply in mid-2000 when
evidence    of    an    economic    slowdown    began    to    emerge.

Our diverse health care holdings -- including hospital groups such as HCA-Healthcare, HMOs such as Wellpoint Health Networks and pharmaceutical firms such as Merck & Co. -- also performed well. Although our utility holdings represented less than 5% of the total portfolio, they rose sharply in response
to    climbing    natural    gas    and    petroleum    prices.


On the other hand, slowing revenue growth hurt the portfolio's investments in consumer cyclicals, media and communications services companies during the reporting period. Telecommunications holdings, such as AT&T and WorldCom, faced the additional burden of rising competition in the long-distance market.

What is the portfolio's current strategy?

In late 2000, the Federal Reserve Board (the "Fed") signaled its readiness to cut interest rates in order to keep the U.S. economy on track. (In fact, the Fed implemented a 0.50 percentage-point interest-rate reduction just days after the reporting period ended.) We believe this shift in the Fed's posture has improved the outlook for technology and retail stocks. Accordingly, we have moderately increased our exposure to these sectors, reducing our holdings in health care and utilities.

We remain committed to our value-tilted investment approach. From mid-March 2000 through the end of the period, value-oriented stocks generally outperformed growth-oriented stocks, the first time they have done so for that long a period since late 1997. While we cannot say whether or not this trend will continue, we currently believe that value-oriented stocks remain attractively priced relative to growth-oriented stocks.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio Initial shares and the Standard and Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                    5/2/94            (3.78)%            12.03%            16.83%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO ON 5/2/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE, WHICH IS DESCRIBED BELOW. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/2/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS


December 31, 2000

COMMON STOCKS--94.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.4%

Lamar Advertising                                                                                34,200  (a)           1,319,906

McGraw-Hill Cos.                                                                                 78,900                4,625,513

                                                                                                                       5,945,419

CONSUMER NON-DURABLES--6.2%

Anheuser-Busch Cos.                                                                              58,000                2,639,000

Coca-Cola                                                                                        39,000                2,376,563

Coca-Cola Enterprises                                                                           120,700                2,293,300

Flowers Industries                                                                               55,000                  866,250

Intimate Brands                                                                                  84,000                1,260,000

Kimberly-Clark                                                                                   51,000                3,605,190

PepsiCo                                                                                          25,600                1,268,800

Philip Morris Cos.                                                                              133,000                5,852,000

Procter & Gamble                                                                                 46,000                3,608,125

UST                                                                                             119,000                3,339,437

                                                                                                                      27,108,665

CONSUMER SERVICES--5.5%

AT&T--Liberty Media Group, Cl. A                                                                178,000  (a)           2,414,125

Adelphia Communications, Cl. A                                                                   43,100  (a)           2,225,037

Cendant                                                                                         478,600  (a)           4,606,525

Clear Channel Communications                                                                     54,080  (a)           2,619,500

Disney (Walt)                                                                                    77,300                2,236,869

Infinity Broadcasting, Cl. A                                                                     40,500  (a)           1,131,469

Time Warner                                                                                      57,800                3,019,472

USA Networks                                                                                    107,000  (a)           2,079,812

Viacom, Cl. B                                                                                    78,120  (a)           3,652,110

                                                                                                                      23,984,919

ELECTRONIC TECHNOLOGY--13.4%

Altera                                                                                           57,000  (a)           1,499,813

American Tower, Cl. A                                                                            94,200  (a)           3,567,825

Amkor Technology                                                                                110,000  (a)           1,706,719

Analog Devices                                                                                   26,000  (a)           1,330,875

Applied Materials                                                                                34,000                1,298,375

Cabletron Systems                                                                               107,300  (a)           1,616,206

Compaq Computer                                                                                 177,000                2,663,850

Gateway                                                                                          21,200  (a)             381,388

General Dynamics                                                                                 30,000                2,340,000

Hewlett-Packard                                                                                  67,000                2,114,688

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Intel                                                                                           242,800                7,344,700

International Business Machines                                                                  84,000                7,140,000

Jabil Circuit                                                                                    51,000  (a)           1,294,125

KLA Tencor                                                                                       41,000  (a)           1,381,187

LSI Logic                                                                                        96,300  (a)           1,645,767

Lucent Technologies                                                                              39,000                  526,500

Micron Technology                                                                                96,000  (a)           3,408,000

Motorola                                                                                        114,000                2,308,500

National Semiconductor                                                                           52,800  (a)           1,062,600

Nortel Networks                                                                                  75,000                2,404,687

Novellus Systems                                                                                 46,000  (a)           1,653,125

SunGard Data Systems                                                                             21,000  (a)             989,625

Sun Microsystems                                                                                 46,000  (a)           1,282,250

Teradyne                                                                                         65,000  (a)           2,421,250

Texas Instruments                                                                                63,000                2,984,625

United Technologies                                                                              27,200                2,138,600

                                                                                                                      58,505,280

ENERGY MINERALS--7.2%

Anadarko Petroleum                                                                               98,000                6,965,840

Conoco, Cl. A                                                                                    63,000                1,803,375

Exxon Mobil                                                                                     126,223               10,973,512

Royal Dutch Petroleum, ADR                                                                      108,000                6,540,750

Santa Fe International                                                                           73,000                2,340,562

Texaco                                                                                           46,200                2,870,175

                                                                                                                      31,494,214

FINANCE--20.4%

Allstate                                                                                          80,000               3,485,000

American Express                                                                                  53,700               2,950,144

American General                                                                                  33,100               2,697,650

American International Group                                                                      82,930               8,173,788

Bank of America                                                                                   47,900               2,197,413

Bank of New York                                                                                  71,000               3,918,312

Chase Manhattan                                                                                   46,500               2,112,844

Citigroup                                                                                        284,535              14,529,068

Federal Home Loan Mortgage                                                                       123,600               8,512,950

Federal National Mortgage Association                                                            110,400               9,577,200

FleetBoston Financial                                                                             48,588               1,825,087


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Goldman Sachs Group                                                                               15,000                1,604,062

Hartford Financial Services Group                                                                 28,000                1,977,500

Household International                                                                           49,700                2,733,500

John Hancock Financial Services                                                                  103,700                3,901,713

MBNA                                                                                              42,000                1,551,375

Morgan (J.P.)                                                                                     13,000                2,151,500

Morgan Stanley, Dean Witter                                                                       78,200                6,197,350

Washington Mutual                                                                                 41,000                2,175,563

Wells Fargo                                                                                      125,000                6,960,938

                                                                                                                       89,232,957

HEALTH SERVICES--2.9%

HCA-Healthcare                                                                                   189,100                8,322,291

Healthsouth                                                                                     142,000  (a)            2,316,375

Wellpoint Health Networks                                                                        18,600  (a)            2,143,650

                                                                                                                       12,782,316

HEALTH TECHNOLOGY--9.1%

Abbott Laboratories                                                                               36,000                1,743,750

American Home Products                                                                            75,000                4,766,250

Baxter International                                                                              33,000                2,914,312

Bristol-Myers Squibb                                                                              74,000                5,471,375

Johnson & Johnson                                                                                 50,000                5,253,125

Merck & Co.                                                                                       72,000                6,741,000

Pfizer                                                                                           150,500                6,923,000

Pharmacia                                                                                         45,304                2,763,544

Schering-Plough                                                                                   57,000                3,234,750

                                                                                                                       39,811,106

INDUSTRIAL SERVICES--1.1%

Schlumberger                                                                                      58,000                4,636,375

NON-ENERGY MINERALS--.4%

Alcoa                                                                                             54,000                1,809,000

PROCESS INDUSTRIES--2.3%

Dow Chemical                                                                                      45,000                1,648,125

International Paper                                                                               68,000                2,775,250

Monsanto                                                                                         100,000  (a)           2,706,250

Rohm & Haas                                                                                       80,000                2,905,000

                                                                                                                       10,034,625

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--6.7%

Emerson Electric                                                                                  37,000                2,916,063

General Electric                                                                                 362,000               17,353,375

Masco                                                                                            103,300                2,653,519

Tyco International                                                                               115,400                6,404,700

                                                                                                                       29,327,657

RETAIL TRADE--3.4%

Costco Wholesale                                                                                 21,600  (a)             862,650

Gap                                                                                              86,000                2,193,000

Lowes                                                                                            36,200                1,610,900

May Department Stores                                                                            51,900                1,699,725

TJX Cos.                                                                                        168,800                4,684,200

Target                                                                                          124,000                3,999,000

                                                                                                                      15,049,475

TECHNOLOGY SERVICES--6.7%

Avaya                                                                                            90,916  (a)             937,571

Charter Communications, Cl. A                                                                   223,100  (a)           5,061,581

Computer Associates International                                                                52,900                1,031,550

Computer Sciences                                                                                64,200  (a)           3,860,025

Electronic Data Systems                                                                         101,500                5,861,625

Microsoft                                                                                       191,000  (a)           8,284,625

Oracle                                                                                          143,600  (a)           4,173,375

                                                                                                                      29,210,352

TRANSPORTATION--.4%

Exelon                                                                                            22,000                1,544,620

UTILITIES--7.2%

AES                                                                                              43,000  (a)           2,381,125

AT&T                                                                                             55,500                  960,844

BellSouth                                                                                        65,000                2,660,938

Coastal                                                                                          42,800                3,779,775

Duke Energy                                                                                      54,000                4,603,500

Edison International                                                                             70,000                1,093,750

Niagara Mohawk Power                                                                             54,700  (a)             912,806

SBC Communications                                                                              122,000                5,825,500


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Southern Energy                                                                                  24,600  (a)             696,487

TXU                                                                                              65,400                2,898,038

Verizon Communications                                                                           98,720                4,948,340

WorldCom                                                                                         65,700  (a)             919,800

                                                                                                                      31,680,903

TOTAL COMMON STOCKS

   (cost $348,593,514)                                                                                               412,157,883
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.7%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   6.11%, 1/18/2001                                                                           1,302,000  (b)           1,298,914

   6%, 1/25/2001                                                                                887,000  (c)             883,887

   5.90%, 2/8/2001                                                                              679,000                  675,055

   5.90%, 3/1/2001                                                                            1,395,000  (c)           1,382,234

   5.82%, 3/8/2001                                                                            3,387,000                3,352,317

   5.73%, 3/15/2001                                                                             709,000                  701,017

   5.47%, 3/22/2001                                                                           7,696,000                7,600,339

   5.65%, 3/29/2001                                                                             456,000                  449,766

TOTAL SHORT-TERM INVESTMENTS

   (cost $16,341,744)                                                                                                 16,343,529
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $364,935,258)                                                             98.0%              428,501,412

CASH AND RECEIVABLES (NET)                                                                         2.0%                8,906,200

NET ASSETS                                                                                       100.0%              437,407,612

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.

(C) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
    OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF FINANCIAL FUTURES


December 31, 2000

                                                                     Market Value                              Unrealized
                                                                      Covered by                             (Depreciation)
                                                   Contracts         Contracts ($)        Expiration        at 12/31/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                                 64              21,360,000          March 2001            (427,054)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

December 31, 2000

COMMON STOCKS                                                                                     Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Oracle

   (proceeds $2,375,336)                                                                         74,000                2,150,625

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           364,935,258   428,501,412

Cash                                                                     81,172

Receivable for investment securities sold                            11,693,969

Receivable from broker for proceeds on securities sold short          2,375,336

Dividends receivable                                                    366,756

Receivable for shares of Beneficial Interest subscribed                  19,680

Prepaid expenses                                                            402

                                                                    443,038,727
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           282,671

Payable for investment securities purchased                           2,585,221

Securities sold short, at value (proceeds $2,375,336)
  --see Statement of Securities Sold Short                            2,150,625

Payable for futures variation margin--Note 4(a)                         291,200

Payable for shares of Beneficial Interest redeemed                      282,850

Accrued expenses                                                         38,548

                                                                      5,631,115
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      437,407,612
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     370,146,079

Accumulated undistributed investment income--net                        423,009

Accumulated net realized gain (loss) on investments                   3,474,713

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($427,054) net unrealized
  (depreciation) on financial futures]--Note 4(b)                    63,363,811
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      437,407,612

NET ASSET VALUE PER SHARE


                                                                                              Initial Shares  Service Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                   437,407,112             500

Shares Outstanding                                                                                18,629,570           21.295
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                          23.48           23.48

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $32,721 foreign taxes withheld at source)     4,895,912

Interest                                                             1,252,283

TOTAL INCOME                                                         6,148,195

EXPENSES:

Investment advisory fee--Note 3(a)                                   3,430,110

Custodian fees--Note 3(b)                                               41,275

Trustees' fees and expenses--Note 3(c)                                  37,852

Prospectus and shareholders' reports                                    31,449

Professional fees                                                       25,344

Shareholder servicing costs--Note 3(b)                                   4,546

Loan commitment fees--Note 2                                             3,510

Registration fees                                                        3,079

Miscellaneous                                                            1,045

TOTAL EXPENSES                                                       3,578,210

INVESTMENT INCOME--NET                                               2,569,985
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 21,357,154

  Short sale transactions                                             (223,805)

Net realized gain (loss) on financial futures                            8,022

NET REALIZED GAIN (LOSS)                                            21,141,371

Net unrealized appreciation (depreciation) on investments
[including ($911,704) net unrealized (depreciation) on financial
futures]                                                          (41,493,217)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (20,351,846)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (17,781,861)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------
                                                   2000(a)               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,569,985            2,897,817

Net realized gain (loss) on investments        21,141,371           25,859,263

Net unrealized appreciation (depreciation)
   on investments                             (41,493,217)          39,651,160

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (17,781,861)          68,408,240
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                (2,663,912)          (2,714,649)

From net realized gain on investments:

Initial shares                               (15,853,988)         (12,151,955)

In excess of net realized gain on investments:

Initial shares                                         --          (1,809,052)

TOTAL DIVIDENDS                              (18,517,900)         (16,675,656)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 74,095,896          43,105,900

Service shares                                        500                 --

Dividends reinvested:

Initial shares                                 18,517,900          16,675,656

Cost of shares redeemed:

Initial shares                               (80,299,272)         (80,823,642)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      12,315,024          (21,042,086)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (23,984,737)          30,690,498
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           461,392,349          430,701,851

END OF PERIOD                                 437,407,612          461,392,349

Undistributed investment income--net              423,009              516,936


                                                     Year Ended December 31,
                                               ---------------------------------
                                                   2000(a)               1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     2,928,555           1,803,945

Shares issued for dividends reinvested            788,711             668,393

Shares redeemed                               (3,192,770)          (3,401,483)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     524,496            (929,145)
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            21               --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                   INITIAL SHARES                            SERVICE SHARES
                                          ----------------------------------------------------------------   Period Ended
                                                               Year Ended December 31,                       December 31,
                                          -----------------------------------------------------------------    2000 (a)
                                          2000           1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                    25.48         22.63         20.78         19.55         18.33         23.48

Investment Operations:

Investment income--net                      .14(b)        .16(b)        .21           .28           .36            --

Net realized and unrealized
   gain (loss) on investments             (1.10)         3.64          2.23          2.79          3.43            --

Total from
   Investment Operations                   (.96)         3.80          2.44          3.07          3.79            --

Distributions:

Dividends from
   investment income--net                  (.15)         (.15)         (.20)         (.28)         (.35)           --

Dividends from net realized
   gain on investments                     (.89)         (.70)         (.39)        (1.56)        (2.22)           --

Dividends in excess of
   net realized gain
   on investments                            --          (.10)           --          --             --             --

Total Distributions                       (1.04)         (.95)         (.59)        (1.84)        (2.57)           --

Net asset value, end of period            23.48         25.48         22.63         20.78         19.55         23.48
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                          (3.78)        16.88         11.81         16.21         20.75            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                       .78           .79           .78           .80           .83            --

Ratio of net investment income
   to average net assets                    .56           .67          1.00          1.37          1.96            --

Portfolio Turnover Rate                   60.90         96.26        126.18        180.73        237.44         60.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                          437,407       461,392       430,702       369,832       225,935             1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Growth and Income Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ( the "Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio' s shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d)  Dividends  to shareholders: Dividends are recorded on the ex-dividend date.
The portfolio declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on
prevailing    market    rates    in    effect    at
                                                                The    Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $339 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $41,275 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group.
The    Chairman    of

the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receives 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended December 31, 2000, the portfolio incurred total brokerage commissions of $536,521, of which $21,105 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended December 31, 2000:

                                      Purchases ($)           Sales ($)
--------------------------------------------------------------------------------

Long transactions                       265,338,435         276,407,796

Short sale transactions                   3,079,679           2,855,874

     TOTAL                              268,418,114         279,263,670

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at December 31, 2000, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to
market"    on    a    daily   basis,   which   reflects   the    The   Portfoli

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2000 are set forth in the Statement of Financial Futures.

(b)   At   December   31,  2000,  accumulated  net  unrealized  appreciation  on investments, financial futures and securities sold short was $63,363,811, consisting of $94,932,938 gross unrealized appreciation and $31,569,127 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and securities sold short, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the series comprising the Dreyfus Variable Investment Fund) as of December 31, 2000 and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the portfolio hereby designates $.5130 per share as a long-term capital gain distribution of the $.9200 per share paid on December 26, 2000 and also designates $.0060 per share as a long-term capital gain distribution of the $.0390 per share paid on March 31, 2000.

The portfolio also designates 51.84% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.


NOTES

                        For More Information

                        Dreyfus Variable Investment Fund, Growth and Income Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  108AR0012



================================================================================

Dreyfus Variable
Investment Fund,
International
Equity Portfolio

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

              Dreyfus Variable Investment Fund,  International Equity Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas A. Loeffler, CFA.

The international stock markets, as measured by the MSCI EAFE Index, declined more than 14% in 2000. Most other major domestic and international stock market indices declined as well. The reasons for the disappointing year varied, including disappointing economic growth and the adverse effects of the value of the U.S. dollar on currency exchange rates for U.S. investors.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF PERFORMANCE

Douglas Loeffler, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Equity Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the portfolio produced a total return of -16.40% .(1) In comparison, the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, produced a total return of -14.17% for the same period.(2)

We attribute the portfolio's performance to a difficult stock market environment during much of the period, particularly for the growth-oriented stocks in which
the    portfolio    invests.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies,
wherever    they    may    be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are marks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers as well as that of its local market.

Currently, the portfolio holds approximately 60-80 stocks, broadly invested across countries and industries, representing what we believe to be the best growth ideas from around the world. We generally sell a stock when its growth forecast is reduced, its valuation target is reached or when we decide to reduce its specific market weighting.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

When the reporting period began, the portfolio benefited from a strong global demand for growth stocks, the types of stocks in which the portfolio invests. From mid-March through year-end, however, the portfolio was negatively affected by a global retreat from those same types of stocks. While earnings held relatively steady, investors grew increasingly concerned about the potential effect that a global slowdown coupled with higher interest rates might have on stock prices. Weakness was particularly evident in the technology and telecommunications sectors, in which the portfolio had made a significant commitment.

In Japan, a continuing recession and an oversupply of stocks put downward pressure on prices. European markets were weak as well, despite relatively strong underlying economic activity. Towards the end of the reporting period, higher energy prices had dampened consumer confidence and business spending plans, further weakening the performance of both Japanese and European growth stocks.

In addition, while European currencies staged a sharp rally in December, the strength of the U.S. dollar over much of the reporting period had a negative effect on portfolio performance. That's because a strong dollar erodes the value of international investments for U.S. residents. For example, if a stock were to rise 10% in euro terms, but the euro were to fall by 20% against the dollar, the investor would actually face a loss in dollar terms. That is precisely the
scenario    that    took    place    over    the    reporting    period.

What is the portfolio's current strategy?

As growth stock prices declined, we selectively reduced exposure to certain sectors and increased investments in sectors that we believed represented attractive investment opportunities. Specifically, we trimmed our exposure to the telecommunications and technology areas, particularly in companies that manufacture telecommunications equipment and semiconductors. On the other hand, we increased our exposure to business services, software and selected utility companies.


Maintaining a geographic balance remains an important strategy for the portfolio. Japan, which continues to be our largest single country exposure, is a market where, in our view, long-depressed growth stocks are most reasonably priced. We also believe that Continental Europe is an attractive area in terms of its underlying economic strength and positive earnings environment. However, we have limited exposure to the European telecommunications sector and have recently reduced our investment in manufacturers of wireless equipment after some negative earnings surprises. Instead, we have added to investments in media stocks, which in our opinion, had become attractively priced for growth-oriented stocks. Finally, our emerging markets exposure has increased incrementally, and we have concentrated our investments in Latin American stocks that are closely tied to the U.S. markets and Asian manufacturers with industry-leading technology.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio Initial shares and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                    5/2/94           (16.40)%            11.29%             9.18%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO ON 5/2/94 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE(reg.tm)) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000

COMMON STOCKS--91.1%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--4.2%

Embraer-Empresa Brasileira de Aeronautica, ADR                                                   28,425                1,129,894

Petroleo Brasileiro, ADR                                                                         25,225  (a)             636,931

Tele Norte Leste Participaceos, ADR                                                              43,775                  998,617

                                                                                                                       2,765,442

CANADA--2.2%

Ballard Power Systems                                                                             5,150  (a)             325,255

Nortel Networks                                                                                  34,450                1,104,553

                                                                                                                       1,429,808

DENMARK--3.2%

ISS                                                                                              16,100  (a)           1,097,709

Novo Nordisk, Cl. B                                                                               5,700                1,023,655

                                                                                                                       2,121,364

FINLAND--3.7%

Nokia, ADR                                                                                       28,225                1,227,787

Perlos                                                                                           57,450                1,188,066

                                                                                                                       2,415,853

FRANCE--13.2%

Accor                                                                                            19,800                  837,540

Alcatel                                                                                          22,925                1,303,745

Altran Technologies                                                                               4,575                1,036,420

Aventis                                                                                          11,350                  997,552

Business Objects                                                                                 12,550  (a)             740,852

Dassault Systemes                                                                                10,525                  722,226

STMicroelectronics                                                                               16,675                  728,864

TotalFinaElf                                                                                     10,775                1,604,354

Vivendi Environnement                                                                            16,550                  723,400

                                                                                                                       8,694,953

GERMANY--4.0%

Adidas-Salomon                                                                                    5,775                  358,281

Direkt Anlage Bank                                                                               15,000  (a)             544,260

Epcos                                                                                             8,600                  751,812

Ergo Versicherungs Gruppe                                                                         5,700                  953,724

                                                                                                                       2,608,077

HONG KONG--2.8%

China Mobile(Hong Kong)                                                                         224,000  (a)           1,223,432

MTR                                                                                             366,000                  640,524

                                                                                                                       1,863,956

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ISRAEL--1.1%

Check Point Software Technologies                                                                 5,325  (a)             711,220

ITALY--4.8%

Alleanza Assicurazioni                                                                          103,625                1,684,273

Saipem                                                                                          151,450                  824,282

San Paolo-IMI                                                                                    41,300                  668,515

                                                                                                                       3,177,070

JAPAN--12.9%

Ajinomoto                                                                                        88,000                1,141,609

FAST RETAILING                                                                                    3,800                  742,937

Furukawa Electric                                                                                43,000                  749,410

NEC                                                                                              57,000                1,040,710

NIPPON TELEGRAPH & TELEPHONE                                                                        126                  905,897

PIONEER                                                                                          32,000                  852,625

TOKYO GAS                                                                                       477,000                1,408,456

Taiyo Yuden                                                                                      14,000                  467,197

Takeda Chemical Industries                                                                       14,000                  826,767

Yahoo Japan                                                                                           6  (a)             352,232

                                                                                                                       8,487,840

LUXEMBOURG--1.8%

Societe Europeenne des Satellites                                                                 7,975                1,199,440

MEXICO--1.0%

Cemex, ADR                                                                                       32,850                  593,353

NETHERLANDS--9.1%

ABN AMRO                                                                                         32,175                  732,522

Heineken                                                                                         19,800                1,199,543

Koninklijke (Royal) Philips Electronics, ADR                                                     55,574                2,014,558

TNT Post                                                                                         40,375                  977,656

VNU                                                                                              22,100                1,087,519

                                                                                                                       6,011,798

SINGAPORE--2.7%

Flextronics International                                                                        27,400  (a)             780,900

Singapore Press                                                                                  68,000                1,003,922

                                                                                                                       1,784,822

SOUTH KOREA--.9%

Samsung Electronics, GDR                                                                          8,275  (b)             591,663


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SPAIN--3.6%

Altadis                                                                                          72,775                1,128,740

Banco Santander Central Hispano                                                                 119,050                1,275,740

                                                                                                                       2,404,480

SWEDEN--4.5%

Assa Abloy, Cl.B                                                                                 58,725                1,147,872

ForeningsSparbanken                                                                              68,375                1,046,741

Nordea                                                                                          103,825                  786,470

                                                                                                                       2,981,083

SWITZERLAND--3.6%

Swatch                                                                                              900                1,127,296

Synthes-Stratec                                                                                   1,650  (b)           1,221,655

                                                                                                                       2,348,951

TAIWAN--.7%

Taiwan Semiconductor Manufacturing, ADR                                                          25,775  (a)             444,619

UNITED KINGDOM--11.1%

Aegis                                                                                           218,025                  449,476

ARM                                                                                              48,850  (a)             369,264

BP Amoco, ADR                                                                                    19,825                  949,122

Energis                                                                                          61,500  (a)             413,437

GlaxoSmithKline                                                                                  39,125                1,104,683

Matalan                                                                                          37,000                  386,644

Reckitt Benckiser                                                                                79,025                1,088,471

Spirent                                                                                          41,925                  382,053

Vodafone                                                                                        338,269                1,240,610

WPP                                                                                              73,050                  951,608

                                                                                                                       7,335,368

TOTAL COMMON STOCKS

   (cost $57,915,388)                                                                                                 59,971,160
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.3%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel KGaA

   (cost $811,118)                                                                               12,925                  850,465

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--8.9%                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Federal Home Loan Mortgage Corporation,

   5.10%, 1/2/2001
   (cost $5,899,164)                                                                          5,900,000                5,899,164
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $64,625,670)                                                             101.3%               66,720,789

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.3%)                (866,058)

NET ASSETS                                                                                       100.0%               65,854,731

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2000, THESE SECURITIES AMOUNTED TO $1,813,318 OR APPROXIMATELY 2.8% OF NET
     ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  64,625,670  66,720,789

Cash                                                                    335,925

Receivable for investment securities sold                               569,779

Dividends receivable                                                     70,190

Prepaid expenses                                                            125

                                                                     67,696,808
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            41,259

Payable for investment securities purchased                           1,692,023

Payable for shares of Beneficial Interest redeemed                       46,426

Accrued expenses                                                         62,369

                                                                      1,842,077
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,854,731
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      66,929,829

Accumulated undistributed investment income--net                         80,318

Accumulated distribution in excess of net realized gain
  on investments and foreign currency transactions                  (3,249,966)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4            2,094,550
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,854,731

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         65,854,231           500

Shares Outstanding                                      4,293,282        32.595
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               15.34         15.34

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $92,450, foreign taxes withheld at source)      623,765

Interest                                                               323,521

TOTAL INCOME                                                           947,286

EXPENSES:

Investment advisory fee--Note 3(a)                                     538,441

Custodian fees                                                         113,428

Professional fees                                                       23,234

Prospectus and shareholders' reports                                    10,494

Trustees' fees and expenses--Note 3(c)                                   7,847

Registration fees                                                        5,613

Shareholder servicing costs--Note 3(b)                                     497

Loan commitment fees--Note 2                                               481

Miscellaneous                                                            8,064

TOTAL EXPENSES                                                         708,099

INVESTMENT INCOME--NET                                                 239,187
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         3,624,236

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                   (16,521,146)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (12,896,910)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (12,657,723)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------
                                                   2000(a)                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            239,187              180,414

Net realized gain (loss) on investments         3,624,236           11,959,015

Net unrealized appreciation (depreciation)
   on investments                             (16,521,146)          13,428,504

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (12,657,723)          25,567,933
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                  (179,233)            (180,687)

From net realized gain on investments:

Initial shares                                (9,496,718)          (2,199,494)

In excess of net realized gain on investments:

Initial shares                                (3,249,966)                   --

TOTAL DIVIDENDS                              (12,925,917)          (2,380,181)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 24,608,591           8,091,298

Service shares                                        500                  --

Dividends reinvested:

Initial shares                                 12,925,917           2,380,181

Cost of shares redeemed:

Initial shares                               (15,304,565)         (10,262,413)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           22,230,443              209,066

TOTAL INCREASE (DECREASE) IN NET ASSETS       (3,353,197)          23,396,818
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            69,207,928           45,811,110

END OF PERIOD                                  65,854,731           69,207,928

Undistributed investment income--net               80,318               20,364
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     1,234,946             482,292

Shares issued for dividends reinvested            749,778             109,776

Shares redeemed                                 (789,523)            (654,333)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,195,201             (62,265)

SERVICE SHARES

SHARES SOLD                                            33                   --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                           INITIAL SHARES                       SERVICE SHARES
                                                  ------------------------------------------------------------  Period Ended
                                                                      Year Ended December 31,                   December 31,
                                                  -------------------------------------------------------------
                                                  2000          1999          1998          1997        1996          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           22.34         14.50         14.02         13.76        12.82       15.34

Investment Operations:

Investment income--net                             .07(b)        .06(b)        .15           .05          .10          --

Net realized and unrealized
   gain (loss) on investments                    (3.45)         8.58           .48          1.27         1.16          --

Total from Investment Operations                 (3.38)         8.64           .63          1.32         1.26          --

Distributions:

Dividends from investment
   income--net                                    (.05)        (.06)          (.15)         (.07)        (.09)          --

Dividends from net realized
   gain on investments                           (2.66)        (.74)            --          (.34)        (.39)          --

Dividends in excess of net realized
   gain on investments                           (.91)           --             --          (.65)        (.06)          --

Total Distributions                             (3.62)        (.80)          (.15)         (1.06)        (.54)          --

Capital contribution from an
   affiliate of the Adviser                        --            --             --           --           .22           --

Net asset value, end of period                  15.34        22.34          14.50          14.02        13.76       15.34
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               (16.40)       59.76           4.49           9.61        11.61(c)       --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                             .99         1.02            .99           1.06         1.28          --

Ratio of net investment income
   to average net assets                          .33          .38           1.04            .38          .92          --

Portfolio Turnover Rate                        192.42       261.64         204.50         165.75       181.13      192.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  65,854      69,208         45,811         39,388       24,355           1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  HAD THE PORTFOLIO NOT HAD A CAPITAL CONTRIBUTION BY AN AFFILIATE OF THE
ADVISER DURING THE PERIOD, THE TOTAL RETURN WOULD HAVE BEEN 9.89%.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial
Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund' s shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon
Financial  Corporation,  held  all  of  the  outstanding   Service shares of the
portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $10,908 during the period ended December 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it
from    substantially    all    Federal    income    and    excise    taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata
portion    of    the    Facility.    Interest    is
                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $42 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.
Subject    to

the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4-- Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $133,863,852 and $127,249,388, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was
$2,095,119,   consisting   of   $5,499,093  gross  unrealized  appreciation  and
$3,403,974 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the series comprising the Dreyfus Variable Investment
Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2000:

   -- the total amount of taxes paid to foreign countries was $92,450.

   -- the total amount of income sourced from foreign countries was $563,160.

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2000 calendar year with Form 1099-DIV which will be mailed by January 31, 2001.

Additionally, for Federal tax purposes, the portfolio hereby designates $1.1840 per share as a long-term capital gain distribution of the $1.7660 per share paid on December 21, 2000 and also designates $.0840 per share as a long-term capital gain distribution of the $1.8480 per share paid on March 31, 2000.

                                                        The Portfolio

                        For More Information

                        Dreyfus Variable Investment Fund,
                        International Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  109AR0012



================================================================================

Dreyfus Variable
Investment Fund,
Appreciation Portfolio

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Variable Investment Fund,  Appreciation Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Fayez Sarofim, of Fayez Sarofim & Co., the portfolio's sub-investment adviser.

After five consecutive years of double-digit gains, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 9% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our
website    at    www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Appreciation Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the portfolio's total return was -0.65% .(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -9.10%.(2)

We attribute the portfolio's performance to relatively strong results later in the period, which offset weaker performance early in the year. From January through March 2000, technology-related stocks drove much of the market's rise. Since the S& P 500 Index is more heavily exposed to such companies than the portfolio, the S&P 500 Index rose more rapidly during that quarter. For the same reason, the portfolio outperformed the S&P 500 Index from April 2000 through the end of the reporting period when technology stocks fell, resulting in a better performance than the S&P 500 Index for the reporting period as a whole.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the portfolio with long-term investors in mind. Our investment approach is based on targeting long-term growth rather than short-term profit. Generally, we buy and sell relatively few stocks during the course of the year, which can help to minimize investors' tax liabilities and
reduce    trading    costs.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The portfolio was positively influenced by an apparent return to more rational investing -- including a renewed focus on business fundamentals -- that began in March 2000. Triggered by changing economic conditions, the resulting shift in investor sentiment favored the kind of companies in which the portfolio invests: large, well-established corporations which we believe have the ability to remain profitable regardless of changes in economic conditions. As a result, the portfolio delivered a positive return from mid-March 2000 through the end of the reporting period. At the same time, the S&P 500 Index was generally declining in value.

In this environment, the portfolio benefited from its relatively light exposure to technology stocks. Although technology represents the portfolio's largest single area of investment, these stocks represented a smaller percentage of the total portfolio than it did in the S&P 500 Index. Consequently, the portfolio was sheltered from the brunt of the technology sector's decline.

In addition, investments in a variety of industry groups contributed to the portfolio' s relatively strong performance. Financial services stocks performed better than average because we concentrated on fee-based brokerage and merchant banking firms, such as Merrill Lynch and Citigroup, that are relatively insulated by their business models from the impact of rising interest rates. Pharmaceutical holdings such as Merck & Co. also performed well, as did many of our investments in multinational consumer products companies.

What is the portfolio's current strategy?

Much of the portfolio's strategy is based on our sector selection process, which is designed to identify industries that we consider likely to enjoy long-term growth. For example, in our opinion developments in biotechnology and demographic shifts toward an aging population in developed countries have created long-term trends favorable to the health care industry. We also believe
that    trends    toward    growing    global

wealth have created opportunities for consumer products companies with globally recognized brand names. These trends have currently led us to maintain the portfolio' s emphasis on the health care and consumer staples industries, and to de-emphasize commodities and basic industries.

We have also taken steps recently to take advantage of the rising demand for electricity, natural gas, heating oil and gasoline, which we believe has had positive implications for energy companies. In addition, while our investment discipline continues to lead us away from technology companies with stock prices higher than we judge to be warranted by their financial strength and growth rates, recent weakness in the technology industry group has created some attractive opportunities in the group's leaders, which we are currently exploring.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Appreciation Portfolio Initial shares and the Standard and Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                    4/5/93            (0.65)%            18.31%            17.15%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS VARIABLE INVESTMENT FUND, APPRECIATION PORTFOLIO ON 4/5/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 3/31/93 IS USED AS THE BEGINNING VALUE ON 4/5/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PEFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000

COMMON STOCKS--96.7%                                    Shares         Value ($)
--------------------------------------------------------------------------------

AUTOMOTIVE--1.1%

Ford Motor                                             475,094       11,135,016

BANKING--4.7%

Bank of America                                        192,108        8,812,955

Chase Manhattan                                        475,000       21,582,812

SunTrust Banks                                         275,000       17,325,000

                                                                     47,720,767

CAPITAL GOODS--8.6%

Emerson Electric                                       180,000       14,186,250

General Electric                                       975,000       46,739,063

Honeywell International                                270,000       12,774,375

Rockwell International                                 280,000       13,335,000

                                                                     87,034,688

COMMUNICATIONS SERVICES--4.6%

BellSouth                                              430,000       17,603,125

SBC Communications                                     420,144       20,061,876

Verizon Communications                                 175,000        8,771,875

                                                                     46,436,876

ELECTRONICS--4.7%

Agilent Technologies                                    83,908  (a)   4,593,963

Conexant Systems                                       125,000  (a)   1,921,875

Intel                                                1,300,000       39,325,000

Texas Instruments                                       25,600        1,212,800

                                                                     47,053,638

ENERGY--7.9%

BP Amoco, ADS                                          380,000       18,192,500

Chevron                                                200,000       16,887,500

Exxon Mobil                                            480,332       41,758,863

Royal Dutch Petroleum, ADR                              52,000        3,149,250

                                                                     79,988,113

FINANCE-MISC--9.5%

American Express                                       330,000       18,129,375

Citigroup                                              620,124       31,665,082

Federal National Mortgage Association                  360,000       31,230,000

Goldman Sachs Group                                     35,000        3,742,812

Merrill Lynch                                          160,000       10,910,000

                                                                     95,677,269

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares       Value ($)
--------------------------------------------------------------------------------

FOOD & DRUGS--2.8%

Walgreen                                               670,000       28,014,375

FOOD, BEVERAGE & TOBACCO--8.8%

Anheuser-Busch Cos.                                     32,000        1,456,000

Coca-Cola                                              450,000       27,421,875

Nestle, ADR                                             35,000        4,092,813

PepsiCo                                                470,000       23,294,375

Philip Morris Cos.                                     750,000       33,000,000

                                                                     89,265,063

HEALTH CARE--17.2%

Abbott Laboratories                                    370,000       17,921,875

Bristol-Myers Squibb                                   280,000       20,702,500

Johnson & Johnson                                      295,000       30,993,437

Merck & Co.                                            435,000       40,726,875

Pfizer                                               1,300,000       59,800,000

Roche Holdings, ADR                                     33,000        3,379,406

                                                                    173,524,093

HOUSEHOLD PRODUCTS-MISC--4.8%

Colgate-Palmolive                                      260,000       16,783,000

Estee Lauder, Cl. A                                     50,000        2,190,625

Gillette                                               350,000       12,643,750

Procter & Gamble                                       220,000       17,256,250

                                                                     48,873,625

INSURANCE--4.3%

American General                                        35,000        2,852,500

Berkshire Hathaway, Cl. A                                  220  (a)  15,620,000

Berkshire Hathaway, Cl. B                                   15  (a)      35,310

Marsh & McLennan Cos.                                  215,000       25,155,000

                                                                     43,662,810

MEDIA/ENTERTAINMENT--3.4%

Fox Entertainment Group, Cl. A                         300,000  (a)   5,362,500

McDonald's                                             345,000       11,730,000

Time Warner                                             80,000        4,179,200

Viacom, Cl. B                                          225,000  (a)  10,518,750

Vivendi Universal, ADR                                  36,000  (a)   2,351,250

                                                                     34,141,700

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares       Value ($)
--------------------------------------------------------------------------------

PUBLISHING--1.8%

McGraw-Hill Cos.                                       300,000       17,587,500

News Corp, ADR                                           5,000          161,250

                                                                     17,748,750

RETAIL--2.0%

Wal-Mart Stores                                        380,000       20,187,500

TECHNOLOGY--8.3%

Cisco Systems                                          672,000  (a)  25,704,000

EMC                                                    160,000       10,640,000

Hewlett-Packard                                        440,000       13,887,500

International Business Machines                        220,000       18,700,000

Microsoft                                              350,000  (a)  15,181,250

                                                                     84,112,750

TEXTILES-APPARREL--.7%

Christian Dior                                          80,000        3,838,960

Polo Ralph Lauren                                      150,000  (a)   3,346,875

                                                                      7,185,835

TRANSPORTATION--1.5%

Norfolk Southern                                       400,000        5,325,000

United Parcel Service, Cl. B                           157,700        9,274,731

                                                                     14,599,731

TOTAL COMMON STOCKS

   (cost $753,858,033)                                              976,362,599
--------------------------------------------------------------------------------

PREFERRED STOCKS--.5%

--------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADS, Cum., $.4428

   (cost $3,947,389)                                   175,000        5,085,938
--------------------------------------------------------------------------------

                                                                      Principal
SHORT-TERM INVESTMENTS--3.3%                         Amount ($)       Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   6.10%, 1/4/2001                                      367,000         366,883

   6.03%, 1/11/2001                                     387,000         386,489

   6.14%, 1/18/2001                                     260,000         259,384

   5.90%, 2/8/2001                                    3,570,000       3,549,258

   5.99%, 2/22/2001                                   1,955,000       1,939,340

                                                                   The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal
SHORT-TERM INVESTMENTS (CONTINUED)                  Amount ($)       Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS (CONTINUED):

   5.84%, 3/8/2001                                   4,154,000       4,111,463

   5.73%, 3/15/2001                                    173,000         171,052

   5.42%, 3/22/2001                                 20,896,000      20,636,263

   5.45%, 3/29/2001                                  1,642,000       1,619,554

TOTAL SHORT-TERM INVESTMENTS
   (cost $33,043,402)                                               33,039,686
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $790,848,824)                    100.5%  1,014,488,223

LIABILITIES, LESS CASH AND RECEIVABLES                     (.5%)    (4,774,908)

NET ASSETS                                               100.0%  1,009,713,315

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           790,848,824  1,014,488,223

Cash                                                                    390,357

Dividends receivable                                                    913,615

Receivable for shares of Beneficial Interest subscribed                  88,235

Prepaid expenses                                                           974

                                                                  1,015,881,404
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           375,176

Due to Fayez Sarofim & Co.                                              280,806

Payable for investment securities purchased                           5,165,257

Payable for shares of Beneficial Interest redeemed                      285,432

Accrued expenses                                                         61,418

                                                                      6,168,089
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,009,713,315
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     785,952,217

Accumulated undistributed investment income--net                        117,854

Accumulated net realized gain (loss) on investments                    (13,261)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4          223,656,505
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,009,713,315

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                    1,009,712,815            500

Shares Outstanding                                   25,952,182         12.850
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            38.91           38.91

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $93,483 foreign taxes withheld at source)    13,625,210

Interest                                                               925,580

TOTAL INCOME                                                        14,550,790

EXPENSES:

Investment advisory fee--Note 3(a)                                   4,217,760

Sub-investment advisory fee--Note 3(a)                               3,317,760

Trustees' fees and expenses--Note 3(c)                                  84,789

Custodian fees--Note 3(b)                                               75,906

Professional fees                                                       32,139

Prospectus and shareholders' reports                                    30,990

Interest expense--Note 2                                                20,594

Shareholder servicing costs--Note 3(b)                                   8,883

Loan commitment fees--Note 2                                             6,116

Miscellaneous                                                            7,500

TOTAL EXPENSES                                                       7,802,437

INVESTMENT INCOME--NET                                               6,748,353
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             14,963,684

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 (31,340,062)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (16,376,378)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (9,628,025)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended December 31,
                                              -------------------------------
                                                    2000(a)           1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,748,353         5,733,105

Net realized gain (loss) on investments        14,963,684           584,225

Net unrealized appreciation (depreciation)
   on investments                             (31,340,062)       89,149,730

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (9,628,025)       95,467,060
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                 (6,656,635)       (5,751,210)

From net realized gain on investments:

Initial shares                                (11,308,669)         (180,086)

In excess of net realized gain on investments:

Initial shares                                         --        (3,668,276)

TOTAL DIVIDENDS                               (17,965,304)       (9,599,572)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                247,026,912       463,853,413

Service shares                                       500               --

Dividends reinvested:

Initial shares                                 17,965,304         9,599,572

Cost of shares redeemed:

Initial shares                               (255,482,801)     (205,358,265)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             9,509,915       268,094,720

TOTAL INCREASE (DECREASE) IN NET ASSETS       (18,083,414)      353,962,208
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,027,796,729       673,834,521

END OF PERIOD                               1,009,713,315     1,027,796,729

Undistributed investment income--net              117,854           26,136
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     6,144,822       12,265,230

Shares issued for dividends reinvested            457,028          243,827

Shares redeemed                                (6,429,988)      (5,391,753)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     171,862        7,117,304
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            13               --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                        INITIAL SHARES                       SERVICE SHARES
                                                    -------------------------------------------------------  Period Ended
                                                                    Year Ended December 31,                   December 31,
                                                    --------------------------------------------------------
                                                 2000          1999         1998         1997         1996        2000 (a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period             39.87         36.11        27.91       21.98        17.71        38.91

Investment Operations:

Investment income--net                             .27(b)        .25(b)       .20         .22          .23           --

Net realized and unrealized
   gain (loss) on investments                     (.52)         3.88         8.21        5.95         4.30           --

Total from Investment Operations                  (.25)         4.13         8.41        6.17         4.53           --

Distributions:

Dividends from
   investment income--net                         (.26)         (.22)        (.20)       (.22)        (.23)          --

Dividends from net realized
   gain on investments                            (.45)         (.01)        (.01)       (.02)        (.03)          --

Dividends in excess of net realized
   gain on investments                              --          (.14)          --          --           --           --

Total Distributions                               (.71)         (.37)        (.21)       (.24)        (.26)          --

Net asset value,
   end of period                                 38.91         39.87        36.11       27.91        21.98        38.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  (.65)        11.46        30.22       28.05        25.56           --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                              .78           .78          .80         .80          .84           --

Ratio of interest expense and
   loan commitment fees to
   average net assets                              .00(c)        .00(c)       .01          --           --           --

Ratio of net investment income
   to average net assets                           .67           .64          .84        1.08         1.46           --

Portfolio Turnover Rate                           6.15          3.87         1.34        1.69         2.47         6.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               1,009,713     1,027,797      673,835     247,011      103,745            1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Appreciation Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (" Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. (" Sarofim" ) serves as the portfolio's sub-investment adviser. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On December 6, 1999, the fund's Board of Trustees approved, effective May 1, 2000, a change of the portfolio's name from "Capital Appreciation Portfolio" to "Appreciation Portfolio."

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne
by    each    class    and    certain    voting    rights.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon
Financial  Corporation  held  all  of  the  outstanding   Service  shares of the
portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the differ ence between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or
emergency    purposes,    including    the    financing    of
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2000 was approximately $294,100, with a related weighted average annualized interest rate of 7.00%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio's average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the portfolio' s average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million;
and   .375   of   1%   over   $300   million.   The  fee  is  payable  monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities    to    perform    transfer    agency    services    for    the

portfolio. During the period ended December 31, 2000, the portfolio was charged $498 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2000, $75,906 was charged pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended December 31, 2000, the portfolio incurred total brokerage commissions of $92,637 of which $10,100 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $60,997,989 and $94,467,007, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $223,639,399, consisting of $255,326,084 gross unrealized appreciation and $31,686,685 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Appreciation Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Appreciation Portfolio (one of the series comprising the Dreyfus Variable Investment Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Appreciation Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the portfolio hereby designates $.4220 per share as a long-term capital gain distribution of the $.7050 per share paid on December 14, 2000.

The portfolio also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio

                        For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Appreciation Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                         Two Houston Center
                         Suite 2907
                         Houston, TX 77010

                        Custodian
                         Mellon Bank, N.A.
                         One Mellon Bank Center
                         Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                         P.O. Box 9671
                         Providence, RI 02940

                        Distributor

                         Dreyfus Service Corporation
                         200 Park Avenue
                         New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  112AR0012



================================================================================

Dreyfus Variable
Investment Fund,
Money Market
Portfolio

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            17   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                         Money Market Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Thomas S. Riordan.

The money markets proved their worth in 2000, producing competitive yields while preserving investors' capital in a highly volatile environment for longer term financial assets. In fact, money market funds generally outperformed many sectors of the U.S. stock market during the year, showing once again the value of asset allocation among stocks, bonds and money market instruments.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Variable Investment Fund, Money Market Portfolio perform during the period?

For the 12-month period ended December 31, 2000, Dreyfus Variable Investment Fund, Money Market Portfolio produced an annualized yield of 5.84%. Taking into account the effects of compounding, the portfolio produced an annualized effective yield of 6.00%.(1)

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the portfolio invests in a diversified selection of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S.
Government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and dollar-denominated obligations issued or guaranteed by foreign governments.

Normally, the portfolio invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the portfolio's performance?

The U.S. economy was growing strongly when the reporting period began, fueling inflation concerns. The Federal Reserve Board (the "Fed") had already taken steps to relieve inflationary pressures by increasing short-term interest rates several times before the beginning of the reporting period. The Fed again raised interest rates in February and March 2000 by 0.25 percentage points and by 0.50 percentage points in May, for a total increase of 1.00 percentage points during the reporting period. As might be expected, money market instruments reacted to
the   Fed'  s   interest-rate   hikes   in   the   form   of   higher   yields.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

During the first quarter of 2000, when the economy grew at a robust 4.8%, rising energy prices and strong domestic demand for goods and services added to inflation concerns. In the second quarter, economic growth rose to an even more torrid 5.6% . Consumer confidence and consumer spending showed few signs of abating despite sharp declines in technology stocks. The tightest U.S. labor market in the past 30 years added the prospect of wage-driven inflation.

From July through December, however, we began to see signs that the Fed's interest-rate hikes were having the desired effect of slowing the economy. Retail sales declined, housing starts slowed and inflation figures were relatively benign during the second half of 2000. Third-quarter Gross Domestic Product, or GDP, slowed to a growth rate of approximately 2.2%, the lowest in four years. In addition, further volatility in the stock market appeared to have caused consumers to decrease spending as they became less confident in their
economic    prospects.

As the year progressed, we saw further statistical data suggesting that the economy was indeed growing at a slower pace. Durable goods orders declined in October for the first time in three months, confirming that demand was also falling. The money markets responded to this news with lower yields. In this environment, the Fed held monetary policy steady, choosing not to raise rates further at its June, August and October 2000 meetings.

Although the Fed continued to leave monetary policy unchanged at its November and December 2000 meetings, it began to suggest that the biggest threat facing the economy was recession, not inflation. As a result, many investors came to believe that the Fed's next move was likely to be an interest-rate cut. (Those expectations proved true when the Fed reduced interest rates by 0.50 percentage points on January 3, 2001, just days after the close of the reporting period.)


What is the portfolio's current strategy?

As of December 31, 2000, it appeared that a declining stock market, diminishing consumer confidence and a softening manufacturing sector were threatening to negatively impact economic expansion and possibly push the economy into recession. A recession is commonly defined as a period of general economic decline; specifically, a decline in GDP for two or more consecutive quarters. In our current view, however, fears of recession may be overblown. Our analyses suggest that the economic growth trend is moderating and inflation appears to be in check. Accordingly, we currently believe that the rate of growth should continue to slow, but that a recession is unlikely.

Accordingly, in our opinion, the Fed's next move is likely to be a reduction in short-term interest rates, perhaps as soon as its next meeting in late January. On the other hand, supply-and-demand factors, uncertainty about future equity earnings and the prospect of continued volatility may negatively affect the money markets. Regardless of which forces ultimately prevail, we intend to continue to monitor the situation -- including the economy and changes in the Fed' s monetary policy. We will also look to respond appropriately with respect
to    the    portfolio's    holdings    and    maturity    stance.

January 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

                                                        The Portfolio

STATEMENT OF INVESTMENTS


December 31, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--16.9%                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allfirst Bank

   6.62%, 2/9/2001                                                                            5,000,000  (a)           4,999,680

Bayerische Landesbank (Yankee)

   6.66%, 8/7/2001                                                                            4,000,000  (a)           3,999,301

First Tennessee Bank N.A.

   6.47%, 3/12/2001                                                                           4,000,000                4,000,000

Union Bank of California, N.A.

   6.74%, 1/16/2001                                                                           4,000,000                4,000,000

Wilmington Trust Co.

   6.48%, 3/12/2001                                                                           4,000,000                4,000,077

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $20,999,058)                                                                                                 20,999,058
------------------------------------------------------------------------------------------------------------------------------------


COMMERCIAL PAPER--53.2%
------------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

   6.64%, 1/16/2001                                                                           4,000,000                3,989,117

Associates Corp. of North America

   6.58%, 1/2/2001                                                                            5,000,000                4,999,086

Credit Suisse First Boston

   6.54%, 5/4/2001                                                                            4,000,000                3,912,943

General Electric Capital Corp.

   6.68%, 3/8/2001                                                                            4,000,000                3,952,553

General Electric Capital Services Inc.

   6.58%, 4/20/2001                                                                           4,000,000                3,922,489

Goldman Sachs Group Inc.

   6.68%, 2/14/2001                                                                           5,000,000                4,960,156

Internationale Nederlanden (U.S.) Funding Corp.

   6.72%, 2/22/2001                                                                           4,000,000                3,962,444

Lehman Brothers Holdings Inc.

   7.40%, 2/12/2001                                                                           4,000,000                3,967,287

Nordbanken N.A. Inc.

   6.75%, 2/15/2001                                                                           4,000,000                3,967,300

Philip Morris Cos. Inc.

   6.68%, 5/29/2001                                                                           3,000,000  (b)           2,920,327


                                                                                              Principal
 COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Prudential Funding LLC

   6.45%, 1/2/2001                                                                            5,000,000                4,999,104

Sanpaolo IMI U.S. Financial

   6.25%, 9/7/2001                                                                            4,000,000                3,834,830

Santander Finance (DE) Inc.

   6.60%, 4/16/2001                                                                           4,000,000                3,925,333

Svenska Handelsbanken

   6.65%, 1/22/2001                                                                           4,000,000                3,984,740

Swedbank Inc.

   6.58%, 5/29/2001                                                                           4,000,000                3,895,249

UBS Finance Delaware LLC

   6.50%, 1/2/2001                                                                            5,000,000                4,999,097

TOTAL COMMERCIAL PAPER

   (cost $66,192,055)                                                                                                 66,192,055
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--16.1%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   6.68%, 7/23/2001                                                                           4,000,000  (a)           4,001,949

Merrill Lynch & Co. Inc.

   6.62%, 3/28/2001                                                                           4,000,000  (a)           4,000,000

Morgan (J.P.) & Co. Inc.

   6.67%, 3/6/2001                                                                            4,000,000  (a)           3,999,930

Morgan Stanley Dean Witter & Co.

   6.67%, 3/19/2001                                                                           4,000,000  (a)           4,000,000

Wells Fargo Financial Inc

   6.63%, 10/12/2001                                                                          4,000,000  (a)           3,998,941

TOTAL CORPORATE NOTES

   (cost $20,000,820)                                                                                                 20,000,820
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--3.2%
-----------------------------------------------------------------------------------------------------------------------------------


Key Bank N.A.

  6.66%, 8/1/2001

   (cost $4,000,000)                                                                          4,000,000  (a)           4,000,000

                                                                                                                   The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TIME DEPOSITS--8.8%                                                                          Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------


Bayerische Hypo-und Vereinsbank AG (Grand Cayman)

   6.50%, 1/2/2001                                                                            5,000,000                5,000,000

HSBC Bank USA (London)

   4.75%, 1/2/2001                                                                              898,000                  898,000

Westdeutsche Landesbank (Grand Cayman)

   6.69%, 1/2/2001                                                                            5,000,000                5,000,000

TOTAL TIME DEPOSITS

   (cost $10,898,000)                                                                                                 10,898,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $122,089,933)                                                              98.2%             122,089,933

CASH AND RECEIVABLES (NET)                                                                          1.8%               2,285,189

NET ASSETS                                                                                        100.0%             124,375,122

(A)  VARIABLE INTEREST RATE - SUBJECT TO PERIODIC CHANGE.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2000, THIS
     SECURITY AMOUNTED TO $2,920,327 OR APPROXIMATELY 2.3% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           122,089,933   122,089,933

Cash                                                                  2,003,497

Interest receivable                                                     362,730

Prepaid expenses                                                          1,572

                                                                    124,457,732
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            37,971

Accrued expenses                                                         44,639

                                                                         82,610
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,375,122
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     124,349,941

Accumulated undistributed net investment income                          40,827

Accumulated net realized gain (loss) on investments                     (15,646)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,375,122
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                    124,349,941

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,315,632

EXPENSES:

Investment advisory fee--Note 2(a)                                     488,463

Custodian fees                                                          33,418

Prospectus and shareholders' reports                                    27,103

Professional fees                                                       18,875

Trustees' fees and expenses--Note 2(b)                                   7,892

Registration fees                                                        5,404

Shareholder servicing costs--Note 2(a)                                   1,308

Miscellaneous                                                            1,157

TOTAL EXPENSES                                                         583,620

INVESTMENT INCOME--NET                                               5,732,012
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                (11,060)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,720,952

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS


                                                     Year Ended December 31,
                                                 -------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,732,012            4,799,639

Net realized gain (loss) on investments           (11,060)                (477)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,720,952            4,799,162
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (5,691,185)          (4,799,639)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 181,902,681           89,884,808

Dividends reinvested                            5,691,185            4,799,639

Cost of shares redeemed                      (165,975,906)         (80,981,281)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            21,617,960           13,703,166

TOTAL INCREASE (DECREASE) IN NET ASSETS        21,647,727           13,702,689
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           102,727,395           89,024,706

END OF PERIOD                                 124,375,122          102,727,395

Undistributed investment income--net               40,827                   _

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Portfolio


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                  Year Ended December 31,
                                                                ---------------------------------------------------------------
                                                                 2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00         1.00         1.00         1.00         1.00

Investment Operations:

Investment income--net                                           .058         .047         .050         .050         .050

Distributions:

Dividends from investment income--net                           (.058)       (.047)       (.050)       (.050)       (.050)

Net asset value, end of period                                   1.00         1.00         1.00         1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.98         4.78         5.12         5.19         5.10
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .60          .58          .56          .61          .62

Ratio of net investment income
   to average net assets                                         5.87         4.69         5.01         5.08         4.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         124,375      102,727       89,025       64,628        56,186

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Money Market Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investment securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the portfolio's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $742 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.


(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

On January 2, 2001, the portfolio declared a cash dividend of approximately $.0003 per share from undistributed investment income-net which includes investment income-net for Saturday December 30, 2000 and Sunday December 31, 2000.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $15,700 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, $850 of the carryover expires in fiscal 2004, $1,300 expires in fiscal 2005, $1,400 expires in fiscal 2006, $1,100 expires in 2007 and $11,050 expires in fiscal 2008.

NOTE 2--Investment Advisory Fee and Other Transactions  With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $120 pursuant to the transfer agency agreement.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Money Market Portfolio (one of the series comprising the Dreyfus Variable Investment Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Money Market Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001

                                                        The Portfolio


                        For More Information

                        Dreyfus Variable Investment Fund, Money Market Portfoli 200 Park Avenue
                        New York, NY 10166

                       Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                       Custodian

                       The Bank of New York
                       100 Church Street
                       New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                       Dreyfus Transfer, Inc.
                       P.O. Box 9671
                       Providence, RI 02940

                      Distributor

                       Dreyfus Service Corporation
                       200 Park Avenue
                       New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  117AR0012



================================================================================

Dreyfus Variable
Investment Fund,
Special Value Portfolio

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Variable Investment Fund, Special Value Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Special Value Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Timothy M. Ghriskey.

After five consecutive years of double-digit gains, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 9% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our
website    at    www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Variable Investment Fund, Special Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the portfolio achieved a total return of 5.70% .(1) For the same period, the total return of the Russell 1000 Value Index, the portfolio's benchmark, was 7.01%.(2)

We attribute the portfolio's performance to a volatile investment environment that favored growth-oriented stocks during the first half of the period and value-oriented stocks during the second half. Overall, most broad market indices that included growth stocks declined during the period, while prices for the types of well-established, value-oriented companies in which the portfolio invests generally rose. We attribute the portfolio's slight underperformance relative to its benchmark to our relatively heavy exposure to technology stocks, which declined sharply in the second half of the period.

What is the portfolio's investment approach?

The portfolio invests in a diversified group of value-oriented companies. We define a value stock as one that appears underpriced in relation to the company's intrinsic value, as measured by a wide range of financial and business data. To put it another way, we seek to buy growing companies at bargain prices

We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks. First we attempt to identify those stocks that meet our definition of value, and then we focus on those value stocks that we believe are best positioned to grow in the current market environment. Our team of experienced analysts then examines the fundamentals of each top-ranked candidate. Armed with these analytical insights, the portfolio manager decides which stocks to purchase and whether any current holdings should be sold.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The market's high level of volatility created challenging conditions during the first half of the period. The stock market emphasized growth-oriented technology stocks during this time, many of which had little or no earnings. Because our management discipline emphasizes value-conscious investing, we owned only profitable and reasonably priced technology stocks and results suffered in this environment. Beginning in mid-July, however, falling interest rates prompted investors to display renewed interest in company fundamentals, creating a more positive environment for the portfolio. Value stocks, which stood at historically low levels compared to growth stocks, began to perform strongly

With the U.S. economy showing clear signs of slowing, investors focused on profitable companies with reliable earnings. The health care sector proved exceptionally strong, benefiting from steady growth in any economic environment. The portfolio shared in the sector' s gains through investments in major pharmaceutical companies such as Bristol-Myers Squibb and Schering-Plough. Utilities also performed well, particularly those positioned to benefit from sharply rising prices for natural gas. The portfolio enjoyed gains from holdings in broadly diversified natural gas and energy companies, such as Dynegy and Coastal.

Not all value-oriented stocks performed well during the second half of the period, however. When the previously high-flying technology sector fell sharply, it dragged down value-oriented technology stocks as well. Because the portfolio sought higher growth by allocating a greater percentage of its assets to technology stocks than did the Russell 1000 Value Index, performance suffered. On the other hand, the portfolio's performance relative to the Index benefited from our decision to allocate a relatively small percentage of assets to the weak-performing consumer cyclicals sector, which was hurt by slowing sales among retailers. We increased our position in this sector as the period drew to a close in anticipation of improving fundamentals.


What is the portfolio's current strategy?

As of the end of the reporting period, we have emphasized investments in a wide variety of sectors, including basic materials, consumer cyclicals, financials and technology. Of these, our greatest emphasis is currently on technology. We currently see compelling value-oriented opportunities among beaten-down technology stocks, particularly in the semiconductor and mainframe computer areas. We have de-emphasized capital goods, communications services, consumer
staples,    health    care,    transportation    and    utilities.

The recent strength in value-oriented stocks has begun to close the gap between the historical norms of value and growth. However, we believe that value stocks remain significantly underappreciated by today's market. That's why we believe value-oriented investments remain an important part of a diversified portfolio and why we continue to adhere to our disciplined investment strategy in seeking to outperform the Russell 1000 Value Index.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Special Value Portfolio Initial shares and the Russell 1000 Value Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 12/31/00

                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                       5.70%              9.26%             8.20%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 VALUE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS


December 31, 2000

COMMON STOCKS--97.2%                                                                            Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--9.8%

Bank of America                                                                                  12,800              587,200

Bank of New York                                                                                 18,700            1,032,006

Bank One                                                                                         14,100              516,412

Chase Manhattan                                                                                  15,950              724,728

Keycorp                                                                                           4,900              137,200

Washington Mutual                                                                                 5,200              275,925

Wells Fargo                                                                                      30,200            1,681,763

                                                                                                                   4,955,234

COMMERCIAL SERVICES--.9%

Henry Schein                                                                                     10,100  (a)         349,712

McGraw-Hill Cos.                                                                                  2,000              117,250

                                                                                                                     466,962

CONSUMER DURABLES--.4%

General Motors                                                                                    4,313              219,693

CONSUMER NON-DURABLES--10.5%

Anheuser-Busch Cos.                                                                              11,700              532,350

Coca-Cola                                                                                         4,600              280,312

Coca-Cola Enterprises                                                                            20,200              383,800

Flowers Industries                                                                               15,200              239,400

Kimberly-Clark                                                                                    4,400              311,036

Liz Claiborne                                                                                     5,900              245,587

NIKE, Cl. B                                                                                       6,200              346,038

PepsiCo                                                                                           3,900              193,294

Philip Morris Cos.                                                                               24,100            1,060,400

Procter & Gamble                                                                                 10,600              831,438

RJ Reynolds Tobacco Holdings                                                                      6,000              292,500

UST                                                                                              21,300              597,731

                                                                                                                   5,313,886

CONSUMER SERVICES--3.3%

Clear Channel Communications                                                                      2,700  (a)         130,781

Comcast, Cl. A                                                                                    7,000  (a)         292,250

Disney (Walt)                                                                                    16,000              463,000

McDonald's                                                                                       10,000              340,000

Time Warner                                                                                       1,600               83,584

Tribune                                                                                           4,800              202,800

Viacom, Cl. B                                                                                     3,200  (a)         149,600

                                                                                                                   1,662,015

                                                                                                               The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY--5.7%

Apple Computer                                                                                   11,800  (a)         175,525

Boeing                                                                                            6,900              455,400

Compaq Computer                                                                                  10,000              150,500

Hewlett-Packard                                                                                   7,800              246,188

Intel                                                                                             7,500              226,875

International Business Machines                                                                   5,200              442,000

Lucent Technologies                                                                              19,400              261,900

Micron Technology                                                                                13,300  (a)         472,150

Motorola                                                                                          3,800               76,950

Unisys                                                                                            8,200  (a)         119,925

United Technologies                                                                               3,400              267,325

                                                                                                                   2,894,738

ENERGY MINERALS--7.3%

Anadarko Petroleum                                                                                7,800              554,424

Conoco, Cl. B                                                                                    18,400              532,450

Exxon Mobil                                                                                      28,748            2,499,279

Santa Fe International                                                                            4,200              134,663

                                                                                                                   3,720,816

FINANCE--15.7%

Citigroup                                                                                        57,426            2,932,315

First Union                                                                                       7,500              208,594

Federal Home Loan Mortgage                                                                        9,700              668,087

Federal National Mortgage Association                                                             5,400              468,450

FleetBoston Financial                                                                             7,400              277,962

GreenPoint Financial                                                                             22,600              925,188

Household International                                                                           3,700              203,500

John Hancock Financial Services                                                                   4,700              176,838

MBNA                                                                                              7,300              269,644

Merrill Lynch                                                                                     6,400              436,400

Morgan Stanley Dean Witter                                                                       10,900              863,825

USA Education                                                                                     7,400              503,200

                                                                                                                   7,934,003

HEALTH SERVICES--1.1%

Health Management Associates, Cl. A                                                              12,400  (a)         257,300

Healthsouth                                                                                       8,900  (a)         145,181

Manor Care                                                                                        7,400  (a)         152,625

                                                                                                                     555,106


COMMON STOCKS (CONTINUED)                                                                         Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH TECHNOLOGY--8.7%

Abbott Laboratories                                                                               10,900             527,969

American Home Products                                                                             5,300             336,815

Bristol-Myers Squibb                                                                              15,300           1,131,244

Johnson & Johnson                                                                                 10,300           1,082,144

Lilly (Eli) & Co.                                                                                  5,300             493,231

Merck & Co.                                                                                        8,900             833,262

                                                                                                                   4,404,665

INDUSTRIAL SERVICES--1.5%

BJ Services                                                                                       9,300  (a)         640,538

Waste Management                                                                                  4,800              133,200

                                                                                                                     773,738

INSURANCE--7.6%

Allstate                                                                                          6,300              274,444

American Express                                                                                 13,000              714,187

American General                                                                                  6,500              529,750

American International Group                                                                     15,450            1,522,791

Gallagher (Arthur J.)                                                                             8,600              547,175

Marsh & McLennan Cos.                                                                             2,100              245,700

                                                                                                                   3,834,047

NON-ENERGY MINERALS--1.1%

Alcoa                                                                                            16,400              549,400

PROCESS INDUSTRIES--3.0%

duPont (E.I.) deNemours                                                                           8,600              415,487

International Paper                                                                               3,700              151,006

PPG Industries                                                                                    6,200              287,138

Union Carbide                                                                                    12,400              667,275

                                                                                                                   1,520,906

PRODUCER MANUFACTURING--3.7%

Emerson Electric                                                                                 11,800              929,988

General Electric                                                                                  7,200              345,150

Honeywell International                                                                           5,300              250,756

Minnesota Mining & Manufacturing                                                                  2,800              337,400

                                                                                                                   1,863,294

RETAIL TRADE--3.3%

May Department Stores                                                                             3,100              101,525

RadioShack                                                                                        4,500              192,656

Sears, Roebuck & Co.                                                                             17,200              597,700

                                                                                                                The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE (CONTINUED)

Target                                                                                            5,700              183,825

Wal-Mart Stores                                                                                  11,200              595,000

                                                                                                                   1,670,706

TECHNOLOGY SERVICES--1.7%

Automatic Data Processing                                                                         1,900              120,294

Computer Associates International                                                                 8,600              167,700

Electronic Data Systems                                                                          10,100              583,275

                                                                                                                     871,269

TRANSPORTATION--1.3%

Exelon                                                                                            7,600  (a)         533,596

Southwest Airlines                                                                                3,900              130,767

                                                                                                                     664,363

UTILITIES--10.6%

AT&T                                                                                             29,370              508,468

BellSouth                                                                                        15,100              618,156

Coastal                                                                                           9,100              803,644

Duke Energy                                                                                       2,900              247,225

Enron                                                                                             3,200              266,000

SBC Communications                                                                               26,058            1,244,270

Southern                                                                                          7,900              262,675

Sprint (FON Group)                                                                                5,400              109,688

Verizon Communications                                                                           21,980            1,101,747

WorldCom                                                                                         13,300  (a)         186,200

                                                                                                                   5,348,073

TOTAL COMMON STOCKS

   (cost $41,738,665)                                                                                             49,222,914
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--3.0%                                                                 Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

5.65%, 3/29/2001

   (cost $1,529,822)                                                                          1,551,000            1,529,798
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $43,268,487)                                                              100.2%          50,752,712

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.2%)            (81,678)

NET ASSETS                                                                                        100.0%          50,671,034

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  43,268,487  50,752,712

Cash                                                                      2,885

Receivable for investment securities sold                               877,490

Dividends receivable                                                     38,915

Prepaid expenses                                                             52

                                                                      51,672,054
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            34,875

Payable for investment securities purchased                             914,064

Payable for shares of Beneficial Interest redeemed                       21,251

Accrued expenses                                                         30,830

                                                                      1,001,020
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       50,671,034
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      42,581,633

Accumulated undistributed investment income--net                         13,997

Accumulated net realized gain (loss) on investments                     591,179

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             7,484,225
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       50,671,034

NET ASSET VALUE PER SHARE

                                                   Initial Shares       Service
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         50,670,534           500

Shares Outstanding                                      3,457,822        34.130
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               14.65         14.65

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,690 foreign taxes withheld at source)        803,241

Interest                                                                44,785

TOTAL INCOME                                                           848,026

EXPENSES:

Investment advisory fee--Note 3(a)                                     380,154

Auditing fees                                                           22,871

Prospectus and shareholders' reports                                    18,598

Custodian fees                                                          12,012

Trustees' fees and expenses--Note 3(c)                                   4,570

Shareholder servicing costs--Note 3(b)                                     366

Legal fees                                                                 225

Miscellaneous                                                              831

TOTAL EXPENSES                                                         439,627

INVESTMENT INCOME--NET                                                 408,399
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,790,899

Net unrealized appreciation (depreciation) on investments             (632,866)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,158,033

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,566,432

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                            Year Ended December 31,
                                                      ----------------------------------
                                                            2000(a)            1999
---------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                      408,399           425,095

Net realized gain (loss) on investments                   2,790,899         3,789,504

Net unrealized appreciation (depreciation) on investments  (632,866)           (4,898)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                              2,566,432         4,209,701
-----------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                             (448,576)         (370,921)

Net realized gain on investments:

Initial shares                                           (2,208,138)       (4,725,193)

TOTAL DIVIDENDS                                          (2,656,714)       (5,096,114)
----------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                            2,922,495         4,712,401

Service shares                                                  500               --

Dividends reinvested:

Initial shares                                            2,656,714         5,096,114

Cost of shares redeemed:

Initial shares                                          (11,917,400)      (15,087,532)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                      (6,337,691)       (5,279,017)

TOTAL INCREASE (DECREASE) IN NET ASSETS                  (6,427,973)       (6,165,430)
------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                      57,099,007        63,264,437

END OF PERIOD                                            50,671,034        57,099,007

Undistributed investment income--net                         13,997           54,174
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                                 198,929          311,362

Shares issued for dividends reinvested                      185,598          350,784

Shares redeemed                                            (826,239)        (999,465)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING              (441,712)        (337,319)
----------------------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                                      34               --

(A)  EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS
     INITIAL SHARES AND THE PORTFOLIO BEGAN SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                       INITIAL SHARES                       SERVICE SHARES
                                                    ----------------------------------------------------------------------------
                                                                  Year Ended December 31,                       Period Ended
                                                    ---------------------------------------------------
                                                    2000       1999       1998       1997       1996       December 31, 2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             14.64      14.93      12.99      10.60       11.70                 14.65

Investment Operations:

Investment income--net                               .12(b)     .11(b)     .10        .06         .63                    --

Net realized and unrealized
   gain (loss) on investments                        .70        .95       1.94       2.40       (1.05)                   --

Total from Investment Operations                     .82       1.06       2.04       2.46        (.42)                   --

Distributions:

Dividends from investment
   income--net                                      (.14)      (.10)      (.10)      (.01)       (.56)                   --

Dividends in excess of
   investment income--net                             --         --        --        (.00)(c)    (.06)                   --

Dividends from net realized
   gain on investments                              (.67)     (1.25)       --        (.06)         --                    --

Paid--in capital                                      --         --        --          --        (.06)                   --

Total Distributions                                 (.81)     (1.35)      (.10)      (.07)       (.68)                   --

Net asset value, end of period                     14.65      14.64      14.93      12.99       10.60                 14.65
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    5.70       7.27      15.69      23.14       (3.62)                   --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                .87        .86        .83        .99         .93                     --

Ratio of dividends on securities
   sold short to average net assets                   --         --         --        .02          --                     --

Ratio of net investment income
   to average net assets                             .81        .70        .67        .38         4.12                    --

Portfolio Turnover Rate                           149.83     171.41     252.24     188.57       124.19               149.83
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    50,671     57,099     63,264     52,981       21,101                    1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Special Value Portfolio (the "portfolio"). The portfolio is only offered to seperate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio' s shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the funds' Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon
Financial  Corporation,  held  all  of  the  outstanding   Service shares of the
portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect
at    the    time    of    borrowings.    During
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the period ended December 31, 2000, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at the annual rate of .75 of 1% of the value of the
portfolio's   average   daily   net   assets   and   is   payable   monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $63 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, i

any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended December 31, 2000, the portfolio incurred total brokerage commissions of $158,340, of which $2,551 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $75,356,735 and $85,847,212, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was
$7,484,225,   consisting   of   $9,721,972  gross  unrealized  appreciation  and
$2,237,747 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Special Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Special Value Portfolio (one of the series comprising the Dreyfus Variable Investment Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Special Value Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates $.4450 per share as a long-term capital gain distribution of the $.7300 per share paid on December 22, 2000 and also designates $.0560 per share as a long-term capital gain distribution of the $.0710 per share paid on March 30, 2000.

The portfolio also designates 55.33% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends
received    deduction.

                                                        The Portfolio

                        For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Special Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                       Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                       Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                      Dreyfus Transfer, Inc.
                       P.O. Box 9671
                       Providence, RI 02940

                      Distributor

                       Dreyfus Service Corporation
                       200 Park Avenue
                       New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  118AR0012



================================================================================

Dreyfus Variable
Investment Fund,
Quality Bond Portfolio

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                         Quality Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

Investment-grade U.S. bonds generally provided attractive returns in a highly volatile environment in 2000. In contrast, most lower quality bond and major stock market indices declined sharply in 2000. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. In 2000, the stock and high yield bond markets provided a stark reminder that overconcentration in any single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Quality Bond Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the portfolio produced a total return of 11.20% .(1) In comparison, the portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, produced a total return of 11.63% for the same period.(2) The portfolio generated income dividends of $0.675 per share and a
distribution    rate    of    5.93%   .(3)

We attribute the portfolio' s strong performance to our sector allocation and credit quality strategies, which enabled us to avoid the brunt of the declines caused by rising interest rates earlier in the reporting period, as well as the potential effects of deteriorating credit quality when the economy slowed later in the reporting period.

What is the portfolio's investment approach?

The  portfolio  seeks  to  maximize  current  income  as  is consistent with the preservation of capital and the maintenance of liquidity. Accordingly, the portfolio invests at least 80% of its assets in fixed-income securities, including corporate bonds, mortgage-related securities, collateralized mortgage obligations (" CMOs" ) and asset-backed securities, that when purchased, are A-rated or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. Government or its agencies or its instrumentalities. The portfolio may also invest up to 10% of its net assets in foreign securities. In addition, the portfolio may invest in high-grade commercial paper issued by U.S. corporations, certificates of deposit, time deposits and bankers' acceptances as well as municipal obligations and zero
coupon    securities.

When selecting investments, we conduct extensive analyses to identify those bond market sectors that we believe represent the most attractive relative values.
Generally,   we   strive   to   hold   those  securities  until
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

their true values are reached, or until other market sectors become more attractively valued.

What other factors influenced the portfolio's performance?

When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates four times during the first half of 2000. By June, however, signs had emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy, suggesting that the Fed's restrictive monetary policies could be near an end.

Slower economic growth and expectations of short-term interest-rate cuts began to appear towards the end of the reporting period and benefited interest-rate-sensitive securities such as U.S. Treasury securities. However, it took a toll on the lower quality areas of the credit-sensitive corporate bond market as investors became increasingly concerned about the potential for defaults. In this environment, we maintained a relatively light exposure to corporate securities and focused primarily on what we believed were higher credit quality bonds. Instead, we emphasized -- and the portfolio benefited from -- our holdings of residential and commercial mortgage-backed securities, which performed well because of the combination of attractive yields and sound credit quality they offered. Asset-backed securities and inflation-indexed U.S.
Treasury    securities    also    contributed   positively   to   performance.

In the corporate bond sector, our focus was on maintaining higher credit quality. We found opportunities in the financial sector. We have also diversified our positions with a combination of high credit-rated U.S. and European banks and insurance companies. In addition, we also added debt issued by power generation operators, which experienced improving business fundamentals as rising demand for a limited supply of electricity pushed prices higher. On the other hand, because of credit quality concerns, we generally avoided bonds
issued   by   automobile   and   auto   parts   manufacturers,  retail  stores,
telecommunications companies and weaker industrial names.


What is the portfolio's current strategy?

When the economy slowed during the second half of the year, we took advantage of changing market conditions to buy what we believe are quality out-of-favor corporate bonds at attractive prices. These included some well-known, blue chip issuers that, in our view, were unfairly punished in the general downturn of the corporate bond market, including a select group of telecommunications companies. We identified these investments using our research-intensive, company-by-company investment process, which is designed to uncover attractive investment opportunities before they are recognized by other investors.

Using this approach, we also recently added corporate bonds with triple-B ratings -- which are at the lower end of the investment-grade range -- because of their low prices and attractive yields. In an effort to manage credit risk, we typically chose bonds with relatively short maturities. The bonds we selected are generally issued by companies that our research indicates have good cash flows and valuable assets.

As of December 31, 2000 the portfolio's approximate composition was as follows: investment-grade corporate bonds -- 26%; U.S. Government agency securities -- 1% ; residential mortgage-backed securities -- 19%; commercial mortgage-backed securities -- 4% ; asset-backed securities -- 2%; U.S. Treasury securities -- 28% ; inflation-indexed securities -- 7% ; and commercial paper -- 12%. Of course, portfolio composition is subject to change at any time.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

(3) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio Initial shares and the Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00


                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      11.20%              5.80%             8.43%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS


December 31, 2000

                                                                                              Principal
BONDS AND NOTES--111.4%                                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS.--3.2%

Conseco Finance Securitizations,

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                           2,000,000                2,000,000

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                           2,750,000                2,807,578

                                                                                                                       4,807,578

BANKING--1.2%

Dime Bancorp,

   Sr. Notes, 9%, 2002                                                                        1,740,000                1,750,659

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--5.2%

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                           2,940,000                2,906,925

First Union National Bank,

   Ser. 2000-C2, Cl. A2, 7.202%, 2010                                                         3,000,000                3,144,375

Heller Financial,

   Ser. 2000-PH1, Cl. A2, 7.75%, 2009                                                         1,136,000                1,224,930

Resolution Trust,

   Ser. 1994-C2, Cl. D, 8%, 2025                                                                527,444                  526,227

                                                                                                                       7,802,457

ELECTRIC POWER--2.2%

AES,

   Sr. Notes, 8.75%, 2002                                                                     1,740,000                1,755,225

Southern Energy,

   Sr. Notes, 7.9%, 2009                                                                      1,524,000  (a)           1,514,792

                                                                                                                       3,270,017

FINANCE--2.4%

Bear Stearns,

   Notes, 7.625%, 2009                                                                          560,000                  568,661

Household Finance,

   Notes, 8%, 2010                                                                            1,523,000                1,609,921

Meridian Funding,

  Notes, Ser. 2000-E, 6.999%, 2005

   (Insured by MBIA)                                                                          1,450,000  (a,b)         1,450,335

                                                                                                                       3,628,917

FOREST PRODUCTS--.9%

Georgia-Pacific,

   Deb., 9.5%, 2011                                                                           1,301,000                1,296,622

INDUSTRIAL--1.4%

Eastman Kodak,

   Deb., 9.95%, 2018                                                                            400,000                  465,146

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

NRG Energy,

   Sr. Notes, 8.25%, 2010                                                                     1,524,000                1,570,035

                                                                                                                       2,035,181

INSURANCE--4.4%

AXA,

   Sub. Notes, 8.6%, 2030                                                                     2,031,000                2,097,127

Everest Reinsurance Holdings,

   Sr. Notes, 8.5%, 2005                                                                      2,000,000                2,123,026

MONY Group,

   Sr. Notes, 8.35%, 2010                                                                     2,269,000                2,365,569

                                                                                                                       6,585,722

MEDIA/ENTERTAINMENT--1.7%

Clear Channel Communications,

   Sr. Notes, 7.65%, 2010                                                                     2,423,000                2,480,028

OIL AND GAS--1.8%

Ocean Energy,

   Sr. Sub. Notes, Ser. B, 8.875%, 2007                                                       1,350,000                1,397,250

PEMEX Project Funding Master Trust,

   Medium-Term Notes, 9.125%, 2010                                                              892,000  (a)             889,770

Yosemite Securities Trust I,

   Deb., 8.25%, 2004                                                                            424,000  (a)             439,345

                                                                                                                       2,726,365

REAL ESTATE INVESTMENT TRUST--1.3%

Tanger Properties,

   Gtd. Notes, 8.75%, 2001                                                                    2,000,000                2,001,176

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.7%

Chase Mortgage Finance,

   REMIC, Ser. 1998-S3, Cl. B3, 6.5%, 2013                                                      601,112  (a)             491,316

GE Capital Mortgage Services:

   REMIC, Ser. 1996-14, Cl. 2B1, 7.25%, 2011                                                    659,784                  661,381

   REMIC, Ser. 1996-17, Cl. 2B1, 7.25%, 2011                                                    636,269                  640,380

Norwest Asset Securities,

   Ser. 1998-13 Cl. B5, 6.25%, 2028                                                             242,674  (a)             184,356

PNC Mortgage Securities,

   Ser. 1997-3, Cl. 1B3, 7%, 2027                                                               312,547                  312,525

Residential Funding Mortgage Securities I:

   Ser. 1997-S19, Cl. M2, 6.5%, 2012                                                          1,001,563                  978,157

   Ser. 1997-S21, Cl. M2, 6.5%, 2012                                                            577,470                  564,021

   Ser. 1998-NS1, Cl. B1, 6.375%, 2009                                                          127,570  (a)             122,817

                                                                                                                       3,954,953


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL--3.1%

Lowe's Cos.,

   Notes, 7.5%, 2005                                                                          1,894,000                1,934,032

Saks,

   Gtd. Sr. Notes, 7.375%, 2019                                                                 613,000                  303,435

Wal-Mart Stores,

   Sr. Notes, 6.55%, 2004                                                                     2,400,000                2,455,147

                                                                                                                       4,692,614

TELECOMMUNICATION--5.7%

British Telecommunications,

   Notes, 8.625%, 2030                                                                        2,677,000                2,687,617

Cable & Wireless Optus Finance Property,

   Gtd. Notes, 8%, 2010                                                                       2,700,000  (a)           2,995,493

Marconi,

   Bonds, 8.375%, 2030                                                                        2,910,000                2,740,859

                                                                                                                       8,423,969

TRANSPORTATION--1.3%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                   2,601,000                1,990,967

U. S. GOVERNMENT AGENCIES--.7%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                            937,000  (c)             978,581

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--22.7%

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Pass-Through Ctfs.

  (Interest Only Obligation):

      Ser. 1916, Cl. P1, 7%, 12/15/2011                                                       2,879,015  (d)             484,653

      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                        3,423,349  (d)             659,405

Federal National Mortgage Association:

   6.88%, 2/1/2028                                                                            1,360,262                1,375,726

   7%, 6/1/2029-9/1/2029                                                                      5,538,769                5,556,088

   8%                                                                                         5,000,000  (e)           5,117,150

   REMIC Trust, Gtd. Pass-Through Ctfs.,

      Ser. 1993-20, Cl. GC, 7%, 9/25/2019

      (Interest Only Obligation)                                                              2,121,428  (d)             215,495

Government National Mortgage Association I,

   8%, 9/15/2008                                                                                403,140                  413,594

Government National Mortgage Association II:

   7%                                                                                        16,176,000  (e)          16,160,795

   7%, 9/20/2028-7/20/2029                                                                      492,183                  493,392

   7.5%                                                                                       3,315,000  (e)           3,356,437

                                                                                                                      33,832,735

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENTS--46.5%

U. S. Treasury Bonds:

   6.125%, 8/15/2029                                                                          2,593,000                2,824,736

   6.25%, 5/15/2030                                                                           3,204,000                3,577,939

U. S. Treasury Inflation Protection Securities,

   3.625%, 7/15/2002                                                                         12,585,000  (c)          13,690,317

U. S. Treasury Notes:

   5.75%, 11/15/2005                                                                          1,978,000                2,042,285

   6.375%, 6/30/2002                                                                          8,000,000                8,122,720

   6.625%, 5/31/2002                                                                         27,670,000               28,153,118

   6.875%, 5/15/2006                                                                         10,000,000               10,822,600

                                                                                                                      69,233,715

UTILITIES-TELEPHONE--2.6%

AT&T,

   Notes, 6.5%, 2029                                                                          1,977,000                1,585,754

WorldCom,

   Notes, 7.375%, 2006                                                                        2,253,000  (a)           2,244,639

                                                                                                                       3,830,393

YANKEE--.4%

Pemex Finance,

  Notes, Ser. 2000-1, Cl. A2, 7.8%, 2013

   (Insured by MBIA)                                                                            500,000                  538,263

TOTAL BONDS AND NOTES

   (cost $164,424,357)                                                                                               165,860,912
------------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--4.3%
------------------------------------------------------------------------------------------------------------------------------------

BANKING:

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   8.963%, 6/30/2030                                                                          3,073,000  (f,g)         3,181,277

Bank One Capital III,

   Gtd. Preferred Securities, 8.75%, 9/1/2030                                                   694,000                  684,970

Barclays Bank,

  Step-Up Callable Perpetual Reserve Capital Instruments,

   8.55%, 6/15/2011                                                                           1,003,000  (a,f,g)       1,053,708

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar Preference Shares, Ser. 3,

   7.816%, 12/31/2005                                                                         1,493,000  (g)           1,524,241

TOTAL OTHER SECURITIES

   (cost $6,295,172)                                                                                                   6,444,196


                                                                                              Principal
SHORT-TERM INVESTMENTS--15.4%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

AT&T ,

   7.37%, 1/4/2001                                                                            5,000,000                4,996,929

Morgan (J. P.) & Co.,

   6.55%, 1/2/2001                                                                            5,945,000                5,943,918

Philip Morris Cos.,

   6.5%, 1/2/2001                                                                             5,945,000                5,943,927

UBS Finance,

   6.5%, 1/2/2001                                                                             5,945,000                5,943,927

TOTAL SHORT-TERM INVESTMENTS

   (cost $22,828,701)                                                                                                 22,828,701
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $193,548,230)                                                            131.1%              195,133,809

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (31.1%)             (46,248,169)

NET ASSETS                                                                                       100.0%              148,885,640

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2000, THESE SECURITIES AMOUNTED TO $11,386,571 OR 7.6% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(D)  NOTIONAL FACE AMOUNT SHOWN.

(E)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(F)  THE STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(G)  DATE SHOWN REPRESENTS THE EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           193,548,230   195,133,809

Cash                                                                  4,789,272

Receivable for investment securities sold                            11,807,180

Interest receivable                                                   2,136,591

Receivable for shares of Beneficial Interest subscribed                   1,288

Paydowns receivable                                                      11,016

                                                                    213,879,156
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            89,049

Payable for investment securities purchased                          64,858,668

Payable for shares of Beneficial Interest redeemed                        8,663

Accrued expenses and other liabilities                                   37,136

                                                                     64,993,516
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      148,885,640
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     150,339,942

Accumulated undistributed investment income--net                        338,211

Accumulated net realized gain (loss) on investments                 (3,378,092)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            1,585,579
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     148,885,640

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        148,885,140          500

Shares Outstanding                                     13,068,266       43.898
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               11.39        11.39

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,136,395

EXPENSES:

Investment advisory fee--Note 3(a)                                     866,066

Custodian fees--Note 3(b)                                               34,083

Professional fees                                                       21,694

Prospectus and shareholders' reports                                    19,821

Trustees' fees and expenses--Note 3(c)                                   7,898

Shareholder servicing costs--Note 3(b)                                   2,418

Miscellaneous                                                            8,223

TOTAL EXPENSES                                                         960,203

INVESTMENT INCOME--NET                                               8,176,192
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,695,421

Net unrealized appreciation (depreciation) on investments            3,435,606

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               6,131,027

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,307,219

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------
                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,176,192           7,308,325

Net realized gain (loss) on investments         2,695,421          (5,309,843)

Net unrealized appreciation (depreciation)
   on investments                               3,435,606          (1,588,849)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   14,307,219             409,633
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

INITIAL SHARES                                (8,181,686)          (7,305,627)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 32,655,959           39,622,759

Service shares                                        500                   --

Dividends reinvested:

Initial shares                                  8,181,686            7,305,627

Cost of shares redeemed:

Initial shares                               (33,900,354)         (25,670,614)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            6,937,791           21,257,772

TOTAL INCREASE (DECREASE) IN NET ASSETS       13,063,324           14,361,778
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           135,822,316          121,460,538

END OF PERIOD                                 148,885,640          135,822,316

Undistributed investment income--net              338,211                2,698
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     2,948,825            3,556,512

Shares issued for dividends reinvested            744,039              660,895

Shares redeemed                               (3,102,260)          (2,302,459)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     590,604            1,914,948
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            44                   --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                   INITIAL SHARES                            SERVICE SHARES
                                          ----------------------------------------------------------------   Period Ended
                                                                Year Ended December 31,                      December 31,
                                          -----------------------------------------------------------------
                                          2000           1999          1998          1997          1996          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                    10.89         11.50         11.73         11.50         11.81         11.39

Investment Operations:

Investment income--net                      .68           .62           .67           .73           .66            --

Net realized and unrealized
   gain (loss) on investments               .50          (.61)         (.04)          .32          (.31)           --

Total from Investment
   Operations                              1.18           .01           .63          1.05           .35            --

Distributions:

Dividends from investment
   income--net                             (.68)         (.62)         (.68)         (.73)         (.66)           --

Dividends from net realized
   gain on investments                       --            --          (.18)         (.09)           --            --

Total Distributions                        (.68)         (.62)         (.86)         (.82)         (.66)           --

Net asset value,
   end of period                          11.39         10.89         11.50         11.73         11.50         11.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                          11.20           .18          5.49          9.42          3.13            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                    .72           .74           .73           .75           .79            --

Ratio of interest expense to
   average net assets                        --            --            --           .02            --            --

Ratio of net investment
   income to average
   net assets                              6.12          5.66          5.74          6.27          5.86            --

Portfolio Turnover Rate                  917.75        521.51        244.95        374.76        258.36        917.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                          148,885       135,822       121,461        88,292        60,936             1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Quality Bond Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.


As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) . The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the portfolio does not currently do. Upon adoption, the portfolio will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities of $90,062. This adjustment will therefore, have no effect on the net assets of the portfolio.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $3,054,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2007.


During the period ended December 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $341,007 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and to dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The  portfolio  compensates  Dreyfus Transfer, Inc. a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities   to   perform  transfer  agency  services  for  the   The  Portfoli

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

portfolio. During the period ended December 31, 2000, the portfolio was charged $193 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $34,083 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the Fund Group"). Each Board member who is not an " affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receives 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $1,258,757,875 and $1,230,811,584, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $1,585,579, consisting of $2,100,301 gross unrealized appreciation and $514,722 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the series comprising the Dreyfus Variable Investment Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001

                                                        The Portfolio


                        For More Information

                        Dreyfus Variable Investment Fund, Quality Bond Portfoli 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10161

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  120AR0012



================================================================================

Dreyfus Variable
Investment Fund,
Small Cap Portfolio

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                            Small Cap Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Small Cap Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

The small-cap segment of the stock market, as measured by the Russell 2000 Index, declined more than 3% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Cap Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, Dreyfus Variable Investment Fund, Small Cap Portfolio produced a total return of 13.31%.(1) This compares with a total return of -3.02% for the portfolio's benchmark, the Russell 2000 Index, for the same period.(2)

The portfolio's blended growth and value investment approach served shareholders well during the period. We attribute the portfolio's strong performance to our success in employing this blended approach, as well as our ability to identify attractive individual investment opportunities among a wide range of sectors and industries. The portfolio also succeeded in emphasizing some of the market's strongest sectors and de-emphasizing some of the market's weakest sectors.

What is the portfolio's investment approach?

The portfolio invests primarily in a diversified portfolio of small-cap companies, focusing on those believed to be new leaders in their industries. Typically, these companies are characterized by new or innovative products or services that have the potential to enhance earnings or revenue growth. We also consider factors that we believe are likely to affect a stock's performance, such as changes in a company's management or organizational structure.

Our investment approach targets both growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market) , value-oriented stocks (those that appear underpriced according to a variety of financial measurements) , and stocks that exhibit both growth and value characteristics. We further diversify among the market' s various industries and sectors, supervising a team of sector managers, each of whom make buy-and-sell recommendations within their respective areas of expertise.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

Volatile market conditions prevailed throughout the year. The first quarter of the year was marked by strong economic growth and rising corporate profits. Technology stocks rose sharply in this environment, while most other industry sectors lagged far behind. In the second half of the year, the stock market started to discount the effects of the Federal Reserve Board's interest-rate tightenings. As economic growth rates showed signs of slowing, investors focused on companies exhibiting financial stability and profitability which were selling at reasonable valuations. Technology stocks declined, and market strength shifted toward more traditional, value-oriented sectors.

The portfolio took advantage of these conditions on several fronts. We scored notable successes in the financial industry group, where the portfolio returned over 60% versus approximately 21% for the Russell 2000 Index. Our best financial sector performers were re-insurers, such as Everest Re Group and RenaissanceRe Holdings, and banking institutions, such as Bank United and Dime Bancorp. We also added value through our stock selections in the producer durables sector, which primarily includes aerospace and machinery. Strength in a variety of companies, such as Cordant, which was acquired by ALCOA, and L-3 Communications Holdings, enabled us to achieve gains of approximately 25% in this sector, compared to a decline of approximately -1.5% for the Russell 2000 Index.

Despite first quarter gains, technology proved to be the worst performing sector in the Russell 2000 Index, declining approximately 44% by the end of the reporting period. We responded to these volatile conditions by reducing our technology holdings as the investment environment worsened. This move helped limit the fund' s technology-related losses to approximately 10% , as did investments in some of the technology sector's better performing stocks, such as SDL and Rational Software.

Of course, not all of our investments performed as well. However, the portfolio succeeded in outperforming the Russell 2000 Index in every industry sector
except    the    consumer    sector    during    the    reporting

period.  In  the  consumer  sector,  our retailing stocks suffered from the poor
macroenvironment.   Other   consumer  stocks  in  the  portfolio  suffered  from
company-specific problems.


What is the portfolio's current strategy?

We recently reduced our holdings in the producer durables sector. We have chosen instead to emphasize investments in health care and energy, where we see continued opportunities for earnings growth, and in transports, where we believe industry fundamentals are likely to benefit from growth in the global economy and the possibility of declining energy costs.

We believe the events of the past 12 months illustrate the value of our blended growth and value investment approach in challenging and rapidly changing investment environments. During a year in which investor preference shifted from growth to value, we succeeded in delivering positive returns while our benchmark finished the period in negative territory. We continue to adhere to our blended growth and value investment strategy in seeking to outperform the Russell 2000 Index.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Small Cap Portfolio Initial shares and the Russell 2000 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00


                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      13.31%             12.90%            34.34%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000

COMMON STOCKS--94.8%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--3.6%

Dendrite International                                                                          350,000  (a)           7,831,250

True North Communications                                                                       225,000                9,562,500

Valassis Communications                                                                         225,000  (a)           7,101,562

                                                                                                                      24,495,312

CONSUMER NON-DURABLES--2.8%

Dial                                                                                            675,000                7,425,000

Whitman                                                                                         716,000  (a)          11,724,500

                                                                                                                      19,149,500

CONSUMER SERVICES--5.8%

Emmis Communications, Cl. A                                                                     265,000  (a)           7,602,188

Mediacom Communications                                                                         350,000                6,015,625

Meredith                                                                                        250,000                8,046,875

Six Flags                                                                                       425,000  (a)           7,304,687

Station Casinos                                                                                 545,000  (a)           8,140,937

Sun International Hotels                                                                        125,000  (a)           2,968,750

                                                                                                                      40,079,062

ELECTRONIC TECHNOLOGY--11.6%

Aeroflex                                                                                        310,000  (a)           8,936,719

Elantec Semiconductor                                                                           235,000  (a)           6,521,250

L-3 Communications Holdings                                                                     148,000  (a)          11,396,000

Lam Research                                                                                    432,000  (a)           6,264,000

Lattice Semiconductor                                                                           450,000  (a)           8,268,750

Newport News Shipbuilding                                                                       250,000               13,000,000

Novellus Systems                                                                                239,000  (a)           8,589,062

Plexus                                                                                          184,000  (a)           5,591,875

Tollgrade Communications                                                                         61,000  (a)           2,226,500

TranSwitch                                                                                      227,000  (a)           8,881,375

                                                                                                                      79,675,531

ENERGY MINERALS--2.4%

Ocean Energy                                                                                    518,000                9,000,250

Pride International                                                                             295,000  (a)           7,264,375

                                                                                                                      16,264,625

FINANCE--17.6%

Bank United, Cl. A                                                                              250,000               17,046,875

Charter One Financial                                                                           409,000               11,809,875

City National                                                                                   182,000                7,063,875

                                                                                                                   The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Dime Bancorp                                                                                    398,000               11,765,875

Everest Re Group                                                                                298,000               21,344,250

First Virginia Banks                                                                            185,000                8,880,000

Gallagher (Arthur J.) & Co.                                                                     198,000               12,597,750

Horace Mann Educators                                                                           375,000                8,015,625

Protective Life                                                                                 318,000               10,255,500

RenaissanceRe Holdings                                                                          159,000               12,451,687

                                                                                                                     121,231,312

HEALTH SERVICES--8.7%

AmeriSource Health, Cl. A                                                                       170,000  (a)           8,585,000

Bergen Brunswig, Cl. A                                                                          550,000                8,706,500

Health Net                                                                                      818,000  (a)          21,421,375

IDX Systems                                                                                     420,000  (a)          10,500,000

Oxford Health Plans                                                                             273,000  (a)          10,783,500

                                                                                                                      59,996,375

HEALTH TECHNOLOGY--6.6%

Alkermes                                                                                        182,000  (a)           5,710,250

Alpharma, Cl. A                                                                                 215,000                9,433,125

Andrx Group                                                                                     154,000  (a)           8,912,750

Barr Laboratories                                                                               154,000  (a)          11,232,375

Gilead Sciences                                                                                 118,000  (a)           9,786,625

                                                                                                                      45,075,125

HOSPITAL MANAGEMENT--1.2%

Community Health Systems                                                                        239,000                8,365,000

INDUSTRIAL SERVICES--4.3%

Global Industries                                                                               697,000  (a)           9,540,187

Petroleum Geo-Services, ADS                                                                     909,000  (a)          12,101,063

Rowan Cos.                                                                                      300,000  (a)           8,100,000

                                                                                                                      29,741,250

NON-ENERGY MINERALS--2.0%

Freeport-McMoRan Copper & Gold, Cl. B                                                           732,000  (a)           6,267,750

Minerals Technologies                                                                           225,000                7,692,187

                                                                                                                      13,959,937

PROCESS INDUSTRIES--6.5%

Agrium                                                                                          650,000                9,506,250

Albany International, Cl. A                                                                     550,000  (a)           7,390,625


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)

Bemis                                                                                           255,000                8,558,438

OM Group                                                                                        159,000                8,685,375

Packaging Corporation of America                                                                636,000               10,255,500

                                                                                                                      44,396,188

PRODUCER MANUFACTURING--4.8%

APW                                                                                             250,000                8,437,500

Crane                                                                                           365,000               10,379,688

Harsco                                                                                          345,000                8,517,188

Titan International                                                                           1,431,000  (b)           6,081,750

                                                                                                                      33,416,126

RETAIL TRADE--5.4%

Fastenal                                                                                        159,000                8,725,125

Linens 'n Things                                                                                250,000  (a)           6,906,250

Pacific Sunwear of California                                                                   454,000  (a)          11,633,750

Tiffany & Co.                                                                                   318,000               10,056,750

                                                                                                                      37,321,875

TECHNOLOGY SERVICES--4.9%

Art Technology Group                                                                            166,000  (a)           5,073,375

Intuit                                                                                          220,000  (a)           8,676,250

National Data                                                                                   318,000               11,646,750

Rational Software                                                                               209,000  (a)           8,137,938

                                                                                                                      33,534,313

TRANSPORTATION--2.8%

Expeditors International of Washington                                                          213,500               11,462,281

Forward Air                                                                                     205,000  (a)           7,649,063

                                                                                                                      19,111,344

UTILITIES--3.8%

ALLETE                                                                                          334,000                8,287,375

IPALCO Enterprises                                                                              352,000                8,514,000

Metromedia Fiber Network, Cl. A                                                                 409,000  (a)           4,141,125

Montana Power                                                                                   250,000                5,187,500

                                                                                                                      26,130,000

TOTAL COMMON STOCKS

   (cost $557,971,371)                                                                                               651,942,875

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
SHORT-TERM INVESTMENTS--14.4%                                                                Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   6.10%, 1/4/2001                                                                              213,000                  212,932

   6.04%, 1/11/2001                                                                           2,717,000                2,713,413

   6.10%, 1/18/2001                                                                           4,424,000                4,413,515

   5.94%, 1/25/2001                                                                             363,000                  361,726

   6.12%, 2/8/2001                                                                           13,246,000               13,169,041

   6.13%, 2/15/2001                                                                          13,112,000               13,021,396

   5.99%, 2/22/2001                                                                           1,722,000                1,708,207

   6.05%, 3/1/2001                                                                           15,855,000               15,709,909

   5.87%, 3/8/2001                                                                              918,000                  908,600

   5.65%, 3/22/2001                                                                          33,888,000               33,466,772

   5.41%, 3/29/2001                                                                          13,902,000               13,711,960

TOTAL SHORT-TERM INVESTMENTS

   (cost $99,365,549)                                                                                                 99,397,471
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $657,336,920)                                                            109.2%              751,340,346

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (9.2%)             (63,269,352)

NET ASSETS                                                                                       100.0%              688,070,994

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $6,797,250)--SEE NOTE 1(D).

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           657,336,920   751,340,346

Cash                                                                  5,241,601

Dividends receivable                                                    350,508

Receivable for shares of Beneficial Interest subscribed                   8,362

Prepaid expenses                                                         52,581

                                                                    756,993,398
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           599,732

Payable for investment securities purchased                          68,233,750

Accrued expenses                                                         88,922

                                                                     68,922,404
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      688,070,994
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     596,384,236

Accumulated undistributed investment income--net                      1,255,092

Accumulated net realized gain (loss) on investments                  (3,571,760)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            94,003,426
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      688,070,994

NET ASSET VALUE PER SHARE

                                                   Initial Shares  Service
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        688,070,494     500

Shares Outstanding                                     17,073,623  12.406
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               40.30   40.30

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends:

  Unaffiliated issuers (net of $59,709 foreign taxes withheld at source)
                                                                     8,282,106

  Affiliated issuers--Note 1(d)                                        121,338

Interest                                                             5,612,927

TOTAL INCOME                                                        14,016,371

EXPENSES:

Investment advisory fee--Note 3(a)                                  10,367,110

Trustees' fees and expenses--Note 3(c)                                 122,430

Custodian fees--Note 3(b)                                              114,221

Prospectus and shareholders' reports                                    76,069

Professional fees                                                       33,354

Loan commitment fees--Note 2                                            10,478

Shareholder servicing costs--Note 3(b)                                   4,923

Miscellaneous                                                           12,051

TOTAL EXPENSES                                                      10,740,636

INVESTMENT INCOME--NET                                               3,275,735
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Unaffiliated issuers                                             526,195,487

  Affiliated issuers--Note1(d)                                       8,660,561

NET REALIZED GAIN (LOSS)                                           534,856,048

Net unrealized appreciation (depreciation) on investments:

  Unaffiliated issuers                                            (340,210,679)

  Affiliated issuers--Note1(d)                                     (22,574,510)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS         (362,785,189)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             172,070,859

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               175,346,594

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                 -------------------------------
                                                  2000(a)                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,275,735              877,984

Net realized gain (loss) on investments       534,856,048           72,618,485

Net unrealized appreciation (depreciation)
   on investments                            (362,785,189)         177,189,417

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  175,346,594          250,685,886

--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                 (2,862,140)           (863,336)

Net realized gain on investments:

Initial shares                               (299,491,593)                   --

TOTAL DIVIDENDS                              (302,353,733)           (863,336)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                261,962,770          193,828,071

Service shares                                        500                   --

Dividends reinvested:

Initial shares                                302,353,733              863,336

Cost of shares redeemed:

Initial shares(b)                          (1,044,936,594)        (395,620,128)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (480,619,591)        (200,928,721)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (607,626,730)          48,893,829
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,295,697,724        1,246,803,895

END OF PERIOD                                 688,070,994        1,295,697,724

Undistributed investment income--net            1,255,092              872,859
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     3,684,605            3,502,189

Shares issued for dividends reinvested          7,830,529               16,198

Shares redeemed                               (13,974,013)          (7,114,605)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,458,879)          (3,596,218)
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            12                   --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

B DURING THE PERIOD ENDED DECEMBER 31, 2000, THE PORTFOLIO DISTRIBUTED TO A REDEEMING SHAREHOLDER PORTFOLIO SECURITIES AND CASH VALUED AT $817,689,880 ON THE DATE OF REDEMPTION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                    INITIAL SHARES              SERVICE SHARES
                       ---------------------------------------------------------
                                                                  Period Ended
                                Year Ended December 31,           December 31,
                       ----------------------------------------
                                           2000        1999        1998        1997        1996         2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                     66.34      53.91       57.14       52.08        46.13        40.30

Investment Operations:

Investment income--net                       .17(b)     .04(b)      .04         .07          .10           --

Net realized and unrealized
   gain (loss)
   on investments                           7.16      12.43       (2.21)       8.49         7.53           --

Total from Investment
   Operations                               7.33      12.47       (2.17)       8.56         7.63           --

Distributions:

Dividends from investment
   income--net                              (.27)      (.04)       (.00)(c)    (.07)        (.10)          --

Dividends from net realized
   gain on investments                    (33.10)        --       (1.06)      (3.43)       (1.51)          --

Dividends in excess of
   net realized gain
   on investments                             --  --        --           --                 (.07)          --

Total Distributions                       (33.37)      (.04)      (1.06)      (3.50)       (1.68)          --

Net asset value, end of period             40.30      66.34       53.91       57.14        52.08        40.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                           13.31      23.15       (3.44)      16.75        16.60           --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                .78        .78         .77         .78          .79           --

Ratio of net investment income
   to average net assets                     .24        .07         .07         .12          .24           --

Portfolio Turnover Rate                    64.99      40.60       75.04       79.00        89.10        64.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                           688,070  1,295,698   1,246,804   1,274,292      960,365            1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Cap Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of the Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio's existing shares as Initial shares, authorized the creation of an additional class of Service shares and adopted a 12b-1 Distribution Plan for Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $14,546 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) AFFILIATED ISSUERS: Issuers in which the portfolio held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended December 31, 2000:


                                                     Shares
                                -----------------------------------------------
                                 Beginning                                           End of  Dividend  Market
Name of issuer                   of Period  Purchases      Sales      Period         Income($)        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Duff & Phelps
    Credit Rating*                 280,000     --         280,000        --             8,400            --

Movado Group*                      700,000     54,500     208,400        --            36,363            --

Titan
    International                1,295,000  1,438,000   1,302,000   1,431,000          76,575       6,081,750

TOTAL                                                                                                 121,338

* Not an affiliated issuer at December 31, 2000.

(E)  DIVIDENDS  TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date.
Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(F) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 2000, as a result of permanent book to tax differences, the fund decreased accumulated net realized gain (loss) on investments by $222,802,647, decreased accumulated undistributed investment income-net by $31,362 and increased paid-in capital by $222,834,009. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for
advertising    and    marketing    for    Service

shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $311 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $114,221 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) During the period ended December 31, 2000, the portfolio incurred total brokerage commissions of $1,718,589, of which $18,200 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000:

                                      Purchases ($)  Sales ($)
--------------------------------------------------------------------------------

Unaffiliated issuers                    822,881,761        1,586,335,527

Affiliated issuers                        7,853,781           35,350,182

     TOTAL                              830,735,542        1,621,685,709

At December 31, 2000, accumulated net unrealized appreciation on investments was $94,003,426, consisting of $149,189,031 gross unrealized appreciation and $55,185,605 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Small Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Cap Portfolio (one of the series comprising the Dreyfus Variable Investment Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Cap Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the portfolio hereby designates $28.4250 per share as a long-term capital gain distribution of the $33.3180 per share paid on December 18, 2000.

The portfolio also designates 19.59% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.


NOTES

                        For More Information

                        Dreyfus Variable Investment Fund, Small Cap Portfolio 200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                       Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                       Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                       Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  121AR0012



================================================================================

Dreyfus Variable
Investment Fund,
Disciplined Stock
Portfolio

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                    Disciplined Stock Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Disciplined Stock Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Bert J. Mullins.

After five consecutive years of double-digit gains, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 9% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our
website    at    www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Variable Investment Fund, Disciplined Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the portfolio's total return was -9.14% .(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -9.10%.(2)

We attribute these results primarily to the disappointing performance of several individual stocks, most notably major telephone utilities. Despite these disappointments and unusually volatile market conditions, good stock selection by our analysts enabled us to roughly match the performance of the S&P 500 Index.

What is the portfolio's investment approach?

The portfolio invests in a diversified array of large companies that meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit what we believe are higher than expected earnings potential. A team of experienced analysts examine the fundamentals of what we believe are the top candidates. The portfolio manager then decides which stocks to purchase, and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach is designed to manage the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a portfolio' s assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and
out    of     The    Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

various industry sectors outweigh the risks of such moves. Instead, our goal typically is to look to remain neutral to the industry and sector allocation of the S&P 500 Index.

The result has been a diversified portfolio of carefully selected stocks. At the end of the recent 12-month period, the portfolio held positions in approximately 139 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 25% of the portfolio, so that the portfolio's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the portfolio's performance?

The U.S. stock market experienced high levels of volatility throughout the period. Technology stocks, which rose during the first few months of 2000, declined sharply during the balance of the year, driving the S&P 500 Index lower for the period as a whole. In contrast, the portfolio's technology holdings performed relatively well, making a positive contribution to the portfolio's overall performance.

We experienced similar success with individual holdings in a variety of other sectors. Performance was enhanced by relatively large holdings of semiconductor equipment maker Applied Materials, pharmaceutical company Warner-Lambert, The Hartford Financial Services Group, and also by avoiding investments in Lucent Technologies and JDS Uniphase which performed poorly.

On the other hand, performance relative to the benchmark was hurt by not owning stocks that performed well like Merck & Co., American International Group and Philip Morris. Performance also suffered from the portfolio's relatively large exposure to telephone companies such as Sprint, Verizon Communications and WorldCom, which were hurt by price competition in the long-distance market

In general, high levels of market volatility undermined the effectiveness of our model, which depends on data from one month to iden tify stocks that will outperform during the next. Astute fundamental stock analysis helped us to compensate for these difficulties, resulting in returns that roughly matched those of the S&P 500 Index.

What is the portfolio's current strategy?

As of December 31, 2000, we have continued to employ our sector-neutral asset allocation strategy, which is designed to manage certain risks by apportioning assets among various industry groups in a way that is consistent with our benchmark, the S& P 500 Index. Our stock selection strategy has continued to employ our quantitative model, which we use for distinguishing between what we believe are attractive and unattractive stocks. However, we also are looking for ways to increase our model' s effectiveness in volatile market environments

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Disciplined Stock Portfolio Initial shares and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00


                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      5/1/96             (9.14)%           17.60%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO ON 5/1/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000

COMMON STOCKS--100.6%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.7%

Anheuser-Busch Cos.                                                                              35,800                1,628,900

CONSUMER CYCLICAL--8.4%

Best Buy                                                                                         18,900  (a)             558,731

CVS                                                                                              10,100                  605,369

Costco Wholesale                                                                                 29,800  (a)           1,190,137

Harley-Davidson                                                                                  21,700                  862,575

Home Depot                                                                                       53,400                2,439,713

Kohl's                                                                                           11,000  (a)             671,000

Limited                                                                                          52,200                  890,663

Lowe's Cos.                                                                                      19,200                  854,400

RadioShack                                                                                       19,300                  826,281

Safeway                                                                                          24,800  (a)           1,550,000

Target                                                                                           54,500                1,757,625

US Airways Group                                                                                 17,150  (a)             695,647

Wal-Mart Stores                                                                                 109,600                5,822,500

                                                                                                                      18,724,641

CONSUMER STAPLES--6.5%

Archer-Daniels-Midland                                                                           57,700                  865,500

Avon Products                                                                                    21,500                1,029,312

Coca-Cola                                                                                        48,850                2,976,797

Estee Lauder Cos.                                                                                13,400                  587,088

General Mills                                                                                    23,500                1,047,219

Heinz (H.J.)                                                                                     19,600                  929,775

PepsiCo                                                                                          43,100                2,136,144

Procter & Gamble                                                                                 34,350                2,694,328

Quaker Oats                                                                                      14,900                1,450,887

Ralston-Purina Group                                                                             31,900                  833,388

                                                                                                                      14,550,438

ENERGY RELATED--7.7%

Baker Hughes                                                                                     22,200                  922,687

Coastal                                                                                          13,500                1,192,219

Exxon Mobil                                                                                      70,200                6,103,013

Kerr-McGee                                                                                       17,070                1,142,623

Noble Drilling                                                                                   17,300  (a)             751,469

Royal Dutch Petroleum (New York Shares)                                                          43,300                2,622,356

Schlumberger                                                                                     10,300                  823,356

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Texaco                                                                                           35,300                2,193,013

USX-Marathon Group                                                                               32,100                  890,775

Valero Energy                                                                                    13,900                  516,906

                                                                                                                      17,158,417

HEALTH CARE--13.5%

Abbott Laboratories                                                                              44,700                2,165,156

American Home Products                                                                           41,500                2,637,325

Amgen                                                                                            34,400  (a)           2,199,450

Cardinal Health                                                                                  13,000                1,295,125

Elan, ADS                                                                                        17,400  (a)             814,538

Genentech                                                                                        12,700  (a)           1,035,050

Guidant                                                                                          14,600  (a)             787,488

Lilly (Eli) & Co.                                                                                23,899                2,224,101

MedImmune                                                                                        12,300  (a)             586,556

Medtronic                                                                                        36,500                2,203,687

Pfizer                                                                                          148,062                6,810,852

Pharmacia                                                                                        43,400                2,647,400

Quest Diagnostics                                                                                 7,800  (a)           1,107,600

Schering-Plough                                                                                  49,800                2,826,150

Wellpoint Health Networks                                                                         6,000  (a)             691,500

                                                                                                                      30,031,978

INTEREST SENSITIVE--22.3%

ACE                                                                                              19,300                  819,044

Allstate                                                                                         29,900                1,302,519

Ambac Financial Group                                                                            14,975                  873,230

American General                                                                                 19,400                1,581,100

Bank of America                                                                                  54,400                2,495,600

CIGNA                                                                                             9,650                1,276,695

Chase Manhattan                                                                                  56,750                2,578,578

Citigroup                                                                                       102,266                5,221,958

Fannie Mae                                                                                       26,100                2,264,175

First Data                                                                                       15,400                  811,387

FleetBoston Financial                                                                            66,000                2,479,125

General Electric                                                                                217,950               10,447,978

Hartford Financial Services Group                                                                31,300                2,210,563

Lehman Brothers Holdings                                                                         26,300                1,778,537

MBNA                                                                                             64,250                2,373,234


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

MGIC Investment                                                                                  11,200                  755,300

Merrill Lynch                                                                                    36,000                2,454,750

PNC Financial Services Group                                                                     16,700                1,220,144

Providian Financial                                                                              33,800                1,943,500

U.S. Bancorp                                                                                     35,100                1,024,481

UnitedHealth Group                                                                               13,600                  834,700

Wells Fargo                                                                                      52,000                2,895,750

                                                                                                                      49,642,348

INTERNET RELATED --.8%

America Online                                                                                   30,800  (a)           1,071,840

Juniper Networks                                                                                  2,600  (a)             327,763

Yahoo!                                                                                            9,500  (a)             286,633

                                                                                                                       1,686,236

PRODUCER GOODS--7.2%

Alcoa                                                                                            31,200                1,045,200

Boeing                                                                                           18,500                1,221,000

Canadian National Railway                                                                        13,500                  400,781

Caterpillar                                                                                      13,700                  648,181

Eastman Chemical                                                                                 12,500                  609,375

International Paper                                                                              21,300                  869,306

Minnesota Mining & Manufacturing                                                                 14,500                1,747,250

Praxair                                                                                          12,100                  536,938

Temple-Inland                                                                                     9,100                  487,987

Tidewater                                                                                        14,800                  656,750

Tyco International                                                                               71,100                3,946,050

Union Carbide                                                                                    12,500                  672,656

United Parcel Service, Cl. B                                                                     14,100                  829,256

United Technologies                                                                              20,000                1,572,500

Westvaco                                                                                         24,800                  723,850

                                                                                                                      15,967,080

SERVICES--5.2%

Automatic Data Processing                                                                        22,500                1,424,531

Clear Channel Communications                                                                     19,846  (a)             961,291

Disney (Walt)                                                                                    57,200                1,655,225

Gannett                                                                                          16,100                1,015,306

Infinity Broadcasting, Cl. A                                                                     24,600  (a)             687,263

Omnicom Group                                                                                    14,000                1,160,250

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Time Warner                                                                                      38,200                1,995,568

Viacom, Cl. B                                                                                    21,600  (a)           1,009,800

Vodafone Group, ADR                                                                              23,400                  838,012

VoiceStream Wireless                                                                              4,400  (a)             442,750

Western Wireless, Cl. A                                                                          13,200  (a)             517,275

                                                                                                                      11,707,271

TECHNOLOGY--20.7%

Altera                                                                                           23,400  (a)             615,712

Amdocs                                                                                           11,900  (a)             788,375

Analog Devices                                                                                   18,200  (a)             931,613

CIENA                                                                                             5,600  (a)             455,700

Cisco Systems                                                                                   148,800  (a)           5,691,600

Compaq Computer                                                                                  39,800                  598,990

Comverse Technology                                                                               7,400  (a)             803,825

Corning                                                                                          30,700                1,621,344

Danaher                                                                                           9,000                  615,375

Dell Computer                                                                                    56,300  (a)             981,731

EMC                                                                                              48,800  (a)           3,245,200

Harris                                                                                           18,500                  566,563

Intel                                                                                           111,100                3,360,775

International Business Machines                                                                  37,000                3,145,000

Linear Technology                                                                                21,600                  999,000

Maxim Integrated Products                                                                        18,100  (a)             865,406

Microsoft                                                                                        87,300  (a)           3,786,637

Network Appliance                                                                                 9,400  (a)             603,803

Nokia, ADS                                                                                       28,100                1,222,350

Nortel Networks                                                                                  50,600                1,622,362

Oracle                                                                                          141,800  (a)           4,121,062

PMC-Sierra                                                                                        4,900  (a)             385,263

QUALCOMM                                                                                         18,700  (a)           1,536,906

Sanmina                                                                                          11,600  (a)             888,850

Siebel Systems                                                                                   13,600  (a)             919,700

Solectron                                                                                        20,500  (a)             694,950

Sun Microsystems                                                                                 84,600  (a)           2,358,225

Tellabs                                                                                          10,300  (a)             581,950

Texas Instruments                                                                                46,300                2,193,463

                                                                                                                      46,201,730


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--7.6%

Calpine                                                                                          33,600  (a)           1,514,100

Exelon                                                                                           23,900                1,678,019

GPU                                                                                              25,800                  949,762

Public Service Enterprise Group                                                                  15,900                  773,137

Qwest Communications International                                                               51,979  (a)           2,131,139

Reliant Energy                                                                                   29,700                1,286,381

SBC Communications                                                                               91,026                4,346,492

Sprint (FON Group)                                                                               48,900                  993,281

Verizon Communications                                                                           43,300                2,170,413

WorldCom                                                                                         78,975  (a)           1,105,650

                                                                                                                      16,948,374

TOTAL COMMON STOCKS

   (cost $186,609,977)                                                                                               224,247,413
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.9%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets,Tri-Party

  Repurchase Agreement, 6%, dated

  12/29/2000, due 1/2/2001, in the amount

  of $2,001,333 (fully collateralized by

  $2,000,000 Federal Home Loan Bank

  Bonds, 6.375%, 11/15/2002, value $2,043,682)

   (cost $2,000,000)                                                                          2,000,000                2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $188,609,977)                                                            101.5%              226,247,413

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.5%)              (3,327,141)

NET ASSETS                                                                                       100.0%              222,920,272

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
        of Investments--Note 1(b)                      188,609,977   226,247,413

Cash                                                                     54,339

Dividends and interest receivable                                       134,634

Receivable for shares of Beneficial Interest subscribed                     500

Prepaid expenses                                                          2,639

                                                                    226,439,525
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           152,230

Payable for investment securities purchased                           3,325,591

Accrued expenses                                                         41,432

                                                                      3,519,253
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      222,920,272
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     190,253,986

Accumulated undistributed investment income--net                         19,966

Accumulated net realized gain (loss) on investments                  (4,991,116)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                            37,637,436
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      222,920,272

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        222,919,772           500

Shares Outstanding                                      9,217,264         20.67
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               24.19         24.19

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $13,616 foreign taxes withheld at source)     2,182,379

Interest                                                               112,064

TOTAL INCOME                                                         2,294,443

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,686,569

Custodian fees--Note 3(b)                                               35,779

Prospectus and shareholders' reports                                    32,923

Professional fees                                                       24,898

Trustees' fees and expenses--Note 3(c)                                  18,617

Registration fees                                                        8,311

Shareholder servicing costs--Note 3(b)                                   2,291

Loan commitment fees--Note 2                                             1,680

Interest expense--Note 2                                                   249

Miscellaneous                                                            1,687

TOTAL EXPENSES                                                       1,813,004

INVESTMENT INCOME--NET                                                 481,439
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,531,684)

Net unrealized appreciation (depreciation) on investments          (20,142,287)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (22,673,971)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (22,192,532)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------
                                                  2000(a)                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            481,439              799,261

Net realized gain (loss) on investments        (2,531,684)           1,387,387

Net unrealized appreciation (depreciation)
      on investments                          (20,142,287)          29,155,029

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (22,192,532)          31,341,677
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (479,515)            (781,219)

Net realized gain on investments:

Initial shares                                (1,947,057)          (1,294,140)

TOTAL DIVIDENDS                               (2,426,572)          (2,075,359)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 56,660,608          53,205,080

Service shares                                        500                 --

Dividends reinvested:

Initial shares                                  2,426,572           2,075,359

Cost of shares redeemed:

Initial shares                               (25,844,096)         (11,147,782)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      33,243,584           44,132,657

TOTAL INCREASE (DECREASE) IN NET ASSETS        8,624,480           73,398,975
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           214,295,792          140,896,817

END OF PERIOD                                 222,920,272          214,295,792

Undistributed investment income--net               19,966               18,042
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     2,131,970           2,194,684

Shares issued for dividends reinvested            100,848              77,381

Shares redeemed                                 (975,538)            (452,513)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,257,280            1,819,552

SERVICE SHARES

SHARES SOLD                                            21                   --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                          INITIAL SHARES                         SERVICE SHARES
                                               -------------------------------------------------------------     Period Ended
                                                                     Year Ended December 31,                     December 31,
                                                --------------------------------------------------------------
                                                2000           1999        1998         1997       1996(a)         2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         26.92          22.95       18.30         14.79        12.50        24.19

Investment Operations:

Investment income--net                           .06(c)         .11(c)      .08           .08          .07           --

Net realized and unrealized
   gain (loss) on investments                  (2.53)          4.12        4.80          4.53         2.29           --

Total from
   Investment Operations                       (2.47)          4.23        4.88          4.61         2.36           --

Distributions:

Dividends from investment
   income--net                                  (.05)          (.10)       (.09)         (.08)        (.07)          --

Dividends from net realized
   gain on investments                          (.21)          (.16)       (.14)        (1.02)          --           --

Total Distributions                             (.26)          (.26)       (.23)        (1.10)        (.07)           --

Net asset value, end of period                 24.19          26.92       22.95         18.30        14.79        24.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               (9.14)         18.45       26.72         31.51        18.86(d,e)       --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .81            .81         .88          1.02         .80(d)          --

Ratio of net investment income
   to average net assets                         .21            .45         .53           .68        .72(d)           --

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                     --             --         --          --           .16(d)           --

Portfolio Turnover Rate                        51.44          48.95       56.28         79.74      30.62(d)        51.44
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               222,920        214,296     140,897        53,317        17,722            1

(A) FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.

(E) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996
   (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Disciplined Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor' s 500 Composite Stock Price Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The  fund accounts separately for the assets, liabilities and operations of each
series.   Expenses   directly   attributable  to  each  series  are  charged  to

that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As  of December 31, 2000, MBC Investments Corp, an indirect subsidiary of Mellon
Financial  Corporation,  held  all  of  the  outstanding   Service shares of the
portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually
agreed    upon    price.    Securities
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.


The average daily amount of borrowings outstanding during the period ended December 31, 2000 was approximately $3,600, with a related weighted average annualized interest rate of 7.01%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $121 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $35,779 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not
an    "affiliated person"    as   defined   in   the   Act
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $149,736,700 and $114,625,009, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was
$37,637,436,   consisting  of  $48,568,372  gross  unrealized  appreciation  and
$10,930,936 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Disciplined Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the portfolio hereby designates $.2140 per share as a long-term capital gain distribution of the $.2640 per share paid on December 26, 2000.

The portfolio also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.


NOTES

                        For More Information

                        Dreyfus Variable Investment Fund,
                        Disciplined Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  150AR0012



================================================================================

Dreyfus Variable
Investment Fund,
Small Company
Stock Portfolio

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

               Dreyfus Variable Investment Fund,  Small Company Stock Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Small Company Stock Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Anthony Galise and James Wadsworth.

The small-cap segment of the stock market, as measured by the Russell 2000 Index, declined more than 3% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF PERFORMANCE

Anthony Galise and James Wadsworth, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Company Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the portfolio produced a total return of 8.53% .(1) This compares with a total return of 4.27% for the portfolio's benchmark, the Russell 2500 Index, during the same period.(2)

We attribute the portfolio' s relatively strong performance to our investment discipline, which led us to focus on companies with positive earnings. In contrast, the benchmark includes several companies, particularly in the technology and biotechnology sectors, with little or no earnings. Overall, stocks of these speculative companies declined sharply in price during the second half of the period when investors began to prefer more reasonably valued companies with rising profits. The portfolio benefited from these conditions.

What is the portfolio's investment approach?

The portfolio invests primarily in a diversified selection of small- and mid-cap domestic companies that include growth and value stocks. The stocks are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The computer model identifies and ranks stocks within an industry or sector based on three broad concepts. The first one is relative value, or how a stock is priced relative to its intrinsic worth. The second is relative growth, or how a company' s profit growth compares to that of other companies in its industry. The third factor is relative financial strength, which examines financial attributes such as the debt level of a company.

Using insights our analysts gain from their fundamental analysis, we select what we believe are the most attractive securities in the model. Finally, we use portfolio construction techniques to manage sector and industry risks similar to
that   of   the   Russell   2500   Index.   For   example,   if
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

the Russell 2500 Index has a 10% weighting in a particular sector, about 10% of the portfolio's assets will also normally be invested in that sector.

 What other factors influenced the portfolio's performance?

From January through March 2000, technology stocks generated most of the gains achieved by the U.S. stock market. However, many of the Russell 2500 Index's fastest rising technology stocks were in speculative companies with negative earnings. We generally avoided such stocks because our investment process places a strong emphasis on a company's profitability. The portfolio's limited exposure to highly speculative technology stocks hurt our relative performance in the early months of the period.

By mid-March, high-flying technology stocks sold off, and "old economy" stocks -- those companies that are not directly related to the technology sector -- bounced back. By carefully selecting what we believed were the best stocks within the old economy, the portfolio was able to produce higher returns than the benchmark during the remainder of the period. The strongest areas included three industry groups: electric utilities, health care and financial services.

Two of the portfolio's largest holdings, Calpine and Dynegy, illustrate our commitment to the electric utilities area during the reporting period. Both companies were profitable and leaders in their market niche. In addition, they benefited from the shrinking supply and rapid growth in demand for electric power.

Within the health care sector, Medicare hospital reimbursement levels improved, resulting in increased stock prices for many hospital-related companies. For example, one of the portfolio' s stocks, AmeriSource Health, a wholesale distributor of pharmaceutical products, benefited from the improved fiscal health of its hospital customers.

Finally, many financial services companies reported improved profits, including the portfolio's holdings in Radian Group, a company that provides private residential mortgage insurance. During the fiscal year, the booming economy
created    a    vibrant    housing    market    throughout

the United States, causing Radian's business volume to increase. Another big winner for the portfolio was Ambac Financial Group, a company that insures municipal bonds against default. Ambac benefited from the strong economy, which decreased the probability that a municipality would be unable to pay bondholders.

What is the portfolio's current strategy?

As of the end of the reporting period, we have maintained our strategy of seeking companies that we believe have good earnings growth potential and are selling at reasonable valuations. We continue to invest in industries and sectors generally in the same proportion as the Russell 2500 Index -- including certain technology stocks that meet the portfolio' s criteria, despite the sector' s recent difficulties. By carefully selecting those technology stocks that, in our view offer good relative value, we believe that this exciting sector can offer investors potential opportunties.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: FACTSET RESEARCH SYSTEMS, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MID-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Small Company Stock Portfolio Initial shares and the Russell 2500 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00


                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      5/1/96              8.53%             8.98%

((+))  SOURCE: FACTSET RESEARCH SYSTEMS, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO ON 5/1/96 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2500 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE RUSSELL 2500 INDEX IS AN UNMANAGED INDEX COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000

COMMON STOCKS--94.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.6%

Constellation Brands                                                                              2,300  (a)             135,125

Coors (Adolph), Cl. B                                                                             1,900                  152,594

RJ Reynolds Tobacco Holdings                                                                      6,000                  292,500

                                                                                                                         580,219

CONSUMER CYCLICAL--7.7%

BJ's Wholesale Club                                                                               5,630  (a)             216,051

Bed Bath & Beyond                                                                                10,800  (a)             241,650

Brinker International                                                                             4,800  (a)             202,800

CDW Computer Centers                                                                              3,300                  91,987

Chico's FAS                                                                                       6,400  (a)             133,600

Continental Airlines, Cl. B                                                                       4,200  (a)             216,825

Darden Restaurants                                                                                6,800                  155,550

Dollar Tree Stores                                                                                5,400  (a)             132,300

Ethan Allen Interiors                                                                             6,300                  211,050

Family Dollar Stores                                                                              9,400                  201,512

International Game Technology                                                                     5,200  (a)             249,600

Liz Claiborne                                                                                     3,900                  162,337

Michaels Stores                                                                                   4,000  (a)             106,000

Miller (Herman)                                                                                   5,800                  166,750

Ryan's Family Steak House                                                                        16,650  (a)             157,134

Zale                                                                                              4,170  (a)             121,191

                                                                                                                       2,766,337

CONSUMER STAPLES--2.0%

Newell Rubbermaid                                                                                 6,000                  136,500

Pepsi Bottling Group                                                                              6,900                  275,569

SUPERVALU                                                                                         9,469                  131,382

Suiza Foods                                                                                       3,917  (a)             188,015

                                                                                                                         731,466

ENERGY--10.0%

BJ Services                                                                                       8,900  (a)             612,987

Devon Energy                                                                                      4,800                  292,656

Grant Prideco                                                                                     8,500                  186,469

Kerr-McGee                                                                                        3,390                  226,917

KeySpan                                                                                           6,200                  262,725

Kinder Morgan                                                                                     9,875                  515,352

Nabors Industries                                                                                 6,700  (a)             396,305

                                                                                                                   The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Newfield Exploration                                                                              5,400  (a)             256,162

Noble Drilling                                                                                    7,100  (a)             308,406

Smith International                                                                               4,300  (a)             320,619

Ultramar Diamond Shamrock                                                                         6,800                  209,950

                                                                                                                       3,588,548

HEALTH CARE--14.0%

AmeriSource Health, Cl. A                                                                        10,980  (a)             554,490

Andrx Group                                                                                       1,500                   86,813

Bard (C.R.)                                                                                       4,100                  190,906

Biovail                                                                                           5,200                  201,967

Edwards Lifesciences                                                                              9,300  (a)             165,075

Forest Laboratories                                                                               1,800  (a)             239,175

Genzyme                                                                                           5,100  (a)             458,681

Health Management Associates, Cl. A                                                              13,700  (a)             284,275

IDEXX Laboratories                                                                                7,200  (a)             158,400

IVAX                                                                                              7,400  (a)             283,420

Laboratory Corporation of America Holdings                                                        1,600                  281,600

Lincare Holdings                                                                                  6,300  (a)             359,494

Millennium Pharmaceuticals                                                                        7,200  (a)             445,500

MiniMed                                                                                           2,800  (a)             117,687

Orthodontic Centers of America                                                                   12,700  (a)             396,875

Regeneron Pharmaceuticals                                                                         3,500  (a)             123,430

St. Jude Medical                                                                                  4,600  (a)             282,613

Waters                                                                                            4,800  (a)             400,800

                                                                                                                       5,031,201

INTEREST SENSITIVE--15.7%

Allmerica Financial                                                                               1,900                  137,750

Ambac Financial Group                                                                             7,200                  419,850

Bank United, Cl. A                                                                                5,100                  347,756

Banknorth Group                                                                                  11,600                  231,275

Block (H&R)                                                                                       5,400                  223,425

Charter One Financial                                                                             9,765                  281,964

City National                                                                                     8,200                  318,263

Edwards (A.G.)                                                                                    4,110                  194,967

Equity Resident Properties                                                                        3,500                  193,594

Gallagher (Arthur J.)                                                                             4,100                  260,863


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

GreenPoint Financial                                                                              6,800                  278,375

Investment Technology Group                                                                       4,131  (a)             172,469

M&T Bank                                                                                          5,390                  366,520

Mack-Cali Realty                                                                                  4,400                  125,675

Mercantile Bankshares                                                                             7,200                  310,950

Metris Cos.                                                                                       6,900                  181,556

Mutual Risk Management                                                                            7,666                  116,427

PartnerRe                                                                                         2,400                  146,400

People's Bank                                                                                     5,200                  134,550

Radian Group                                                                                      6,066                  455,329

TCF Financial                                                                                     7,700                  343,131

Waddell & Reed Financial, Cl. A                                                                   6,150                  231,394

Wilmington Trust                                                                                  2,500                  155,156

                                                                                                                       5,627,639

INTERNET--.7%

Art Technology Group                                                                              1,200  (a)              36,675

Macromedia                                                                                        2,400  (a)             145,800

SonicWALL                                                                                         3,600  (a)              58,500

                                                                                                                         240,975

OTHER--.7%

S&P Midcap 400 Depository Receipts                                                                2,500                  235,937

PRODUCER GOODS & SERVICES--8.2%

American Standard                                                                                 4,700  (a)             231,769

AptarGroup                                                                                        5,600                  164,500

Boise Cascade                                                                                     3,000                  100,875

Bowater                                                                                           3,500                  197,313

CNF Transportation                                                                                5,900                  199,494

CSX                                                                                               8,500                  220,469

Cytec Industries                                                                                  5,850  (a)             233,634

FMC                                                                                               2,700  (a)             193,556

Genuine Parts                                                                                     5,800                  151,887

Goodrich (B.F.)                                                                                   4,600                  167,325

Lennar                                                                                            4,800                  174,000

Lyondell Chemical                                                                                 8,100                  124,031

Pentair                                                                                           4,400                  106,425

Quanta Services                                                                                   4,200  (a)             135,187

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Teekay Shipping                                                                                   4,600                  174,800

Temple-Inland                                                                                     2,100                  112,613

Terex                                                                                             7,500  (a)             121,406

Tidewater                                                                                         3,000                  133,125

                                                                                                                       2,942,409

SERVICES--10.2%

Avis Rent A Car                                                                                   6,000  (a)             195,375

CSG Systems International                                                                         2,700                  126,731

Convergys                                                                                         6,600  (a)             299,063

DST Systems                                                                                       5,800                  388,600

Donnelley (R.R.) & Sons                                                                           6,600                  178,200

E.W. Scripps                                                                                      1,800                  113,175

Fiserv                                                                                            4,800  (a)             227,700

GATX                                                                                              2,700                  134,663

Hispanic Broadcasting                                                                             6,800                  173,400

PurchasePro.com                                                                                   4,900                   85,750

Reader's Digest Association, Cl. A                                                                5,700                  223,013

Republic Services                                                                                12,400  (a)             213,125

Robert Half International                                                                         9,400  (a)             249,100

SunGard Data Systems                                                                              6,400  (a)             301,600

Telephone & Data Systems                                                                          2,200                  198,000

Univision Communications, Cl. A                                                                   7,800                  319,313

Viad                                                                                              6,400                  147,200

Westwood One                                                                                      5,200  (a)             100,425

                                                                                                                       3,674,433

TECHNOLOGY--16.4%

APW                                                                                               4,400  (a)             148,500

Acxiom                                                                                            3,700  (a)             144,069

American Tower, Cl. A                                                                             6,280  (a)             237,855

Cabot                                                                                             2,103  (a)             109,225

Diebold                                                                                           4,400                  146,850

GlobeSpan                                                                                         4,400  (a)             121,000

Henry (Jack) & Association                                                                        3,400                  211,225

Intergrated Device Technology                                                                     6,400  (a)             212,000

Intuit                                                                                            4,600  (a)             181,413

JNI                                                                                               3,400  (a)              77,138

L-3 Communications Holdings                                                                       2,800  (a)             215,600


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Macrovision                                                                                       3,600  (a)             266,456

Micrel                                                                                            5,000  (a)             168,438

Microchip Technology                                                                              8,250  (a)             180,984

Micromuse                                                                                         3,600  (a)             217,294

NVIDIA                                                                                            2,900  (a)              95,020

National Instruments                                                                              2,100  (a)             101,981

Plantronics                                                                                       6,300  (a)             296,100

Polycom                                                                                           4,600  (a)             148,063

Powerwave Technologies                                                                            3,800  (a)             222,300

QLogic                                                                                            2,700  (a)             207,900

Radisys                                                                                           2,100  (a)              54,338

Rational Software                                                                                 7,400  (a)             288,138

SCI Systems                                                                                       7,500  (a)             197,813

SPX                                                                                               1,200  (a)             129,825

Sawtek                                                                                            2,600  (a)             120,088

Semtech                                                                                           3,400  (a)              75,013

Symantec                                                                                          4,400  (a)             146,850

3COM                                                                                              7,000  (a)              59,500

TranSwitch                                                                                        5,600  (a)             219,100

Triquint Semiconductor                                                                            5,600  (a)             244,650

Vignette                                                                                          9,900  (a)             178,200

Vishay Intertechnology                                                                            5,700  (a)              86,213

Vitesse Semiconductor                                                                             4,100  (a)             226,781

Zebra Technologies, Cl. A                                                                         4,200  (a)             171,347

                                                                                                                       5,907,267

UTILITIES--7.1%

Allegheny Energy                                                                                  8,100                  390,319

Ameren                                                                                            6,800                  314,925

BroadWing                                                                                         9,800  (a)             223,563

Calpine                                                                                          16,000  (a)             721,000

Dynegy, Cl. A                                                                                     6,700                  375,619

Montana Power                                                                                     7,400                  153,550

TECO Energy                                                                                      12,000                  388,500

                                                                                                                       2,567,476

TOTAL COMMON STOCKS

   (cost $27,651,612)                                                                                                 33,893,907

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
SHORT-TERM INVESTMENTS--6.0%                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Greenwich Capital Markets, 6.00% dated

  12/29/2000, due 1/2/2001 in the amount

  of $2,181,453 (fully collateralized by

  $2,205,000 Federal Home Loan Bank

  Notes, 5.195%, 9/11/2001, value $2,226,267)

   (cost $2,180,000)                                                                          2,180,000                  2,180,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $29,831,612)                                                             100.3%                  36,073,907

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)                    (117,325)

NET ASSETS                                                                                       100.0%                   5,956,582

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                                          Cost       Value
-------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)                           29,831,612  36,073,907

Cash                                                                                 28,218

Dividends and interest receivable                                                    14,813

Prepaid expenses                                                                      2,626

                                                                                 36,119,564
------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                        24,384

Payable for investment securities purchased                                         112,197

Accrued expenses                                                                     26,401

                                                                                    162,982
-------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                   35,956,582
-------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                  30,455,165

Accumulated undistributed investment income--net                                     56,862

Accumulated net realized gain (loss) on investments                                (797,740)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                                         6,242,295
---------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                   35,956,582

NET ASSET VALUE PER SHARE

                                                   Initial Shares Service Shares

--------------------------------------------------------------------------------

Net Assets ($)                                         35,956,082     500

Shares Outstanding                                      1,989,263  27.655
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               18.08   18.08

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $97 foreign taxes withheld at source)           274,691

Interest                                                                76,855

TOTAL INCOME                                                           351,546

EXPENSES:

Investment advisory fee--Note 3(a)                                     258,712

Auditing fees                                                           23,466

Prospectus and shareholders' reports                                    22,334

Custodian fees--Note 3(b)                                                7,075

Shareholder servicing costs--Note 3(b)                                   2,991

Trustees' fees and expenses--Note 3(c)                                   2,944

Legal fees                                                                 305

Loan commitment fees--Note 2                                               264

Registration fees                                                          215

Miscellaneous                                                            1,044

TOTAL EXPENSES                                                         319,350

INVESTMENT INCOME--NET                                                  32,196
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,157,991

Net unrealized appreciation (depreciation) on investments              437,649

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,595,640

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,627,836

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                --------------------------------
                                                   2000(a)               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             32,196              76,166

Net realized gain (loss) on investments         2,157,991            (669,406)

Net unrealized appreciation (depreciation)
   on investments                                 437,649           3,578,103

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,627,836           2,984,863
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

INITIAL SHARES                                    (63,374)                --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  8,573,574           5,589,886

Service shares                                        500                 --

Dividends reinvested:

Initial shares                                     63,374                 --

Cost of shares redeemed:

Initial shares                                 (7,775,220)        (10,901,459)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               862,228          (5,311,573)

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,426,690          (2,326,710)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            32,529,892          34,856,602

END OF PERIOD                                  35,956,582          32,529,892

Undistributed investment income--net               56,862              88,040
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                       474,758             373,385

Shares issued for dividends reinvested              3,515                  --

Shares redeemed                                  (438,262)           (734,730)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      40,011            (361,345)
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            28                  --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                         INITIAL SHARES                             SERVICE SHARES
                                  ------------------------------------------------------------------------------    Period Ended
                                                                                                                    December 31,
                                                                      Year Ended December 31,
                                                    --------------------------------------------------------------
                                                     2000         1999         1998         1997         1996(a)         2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              16.69        15.09        16.13        13.52        12.50           18.08

Investment Operations:

Investment income--net                                .02(c)       .04(c)       .04          .05          .05              --

Net realized and unrealized
   gain (loss) on investments                        1.40         1.56         (.99)        2.89         1.03              --

Total from Investment Operations                     1.42         1.60         (.95)        2.94         1.08              --

Distributions:

Dividends from
   investment income--net                            (.03)          --         (.04)        (.04)        (.05)              --

Dividends from net realized
   gain on investments                                 --           --         (.05)        (.29)        (.01)              --

Total Distributions                                  (.03)          --         (.09)        (.33)        (.06)              --

Net asset value, end of period                      18.08        16.69        15.09        16.13        13.52            18.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     8.53        10.60        (5.97)       21.77         8.73(d,e)          --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .93          .97          .98         1.12          .75(d)            --

Ratio of net investment income
   to average net assets                              .09          .24          .26          .53          .39(d)            --

Decrease reflected in above expense
   ratio due to undertakings by
   The Dreyfus Corporation                             --           --           --           --          .19(d)            --

Portfolio Turnover Rate                             84.47        47.01        45.09        34.48        35.68(d)         84.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     35,956       32,530       34,857       28,154        8,148               1

(A) FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.

(E) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996
   (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Company Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation
(the   "Distributor"), a   wholly-owned  subsidiary  of  Dreyfus,  became  the
distributor of the portfolio's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $2,382 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually
agreed    upon    price.    Securities    purchased

subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $599,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata
portion    of    the    Facility.    Interest    is
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not
borrow    under    the    Facility.

NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $129 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $7,075 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000
and    an    attendance    fee    of    $6,000    for

each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $28,042,234 and $28,622,844, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was
$6,242,295,   consisting   of   $8,897,226  gross  unrealized  appreciation  and
$2,654,931 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund,  Small Company Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Company Stock Portfolio (one of the series comprising the Dreyfus Variable Investment
Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Company Stock Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for
the    corporate    dividends    received    deduction.

                                                        The Portfolio

NOTES

                        For More Information

                        Dreyfus Variable Investment Fund,
                        Small Company Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                       Mellon Bank, N.A.
                       One Mellon Bank Center
                       Pittsburgh, PA 15258

                       Transfer Agent & Dividend Disbursing Agent

                       Dreyfus Transfer, Inc.
                       P.O. Box 9671
                       Providence, RI 02940

                       Distributor
                       Dreyfus Service Corporation
                       200 Park Avenue
                       New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  151AR0012



================================================================================

Dreyfus Variable
Investment Fund,
International Value Portfolio

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                  International Value Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Sandor Cseh.

The international stock markets, as measured by the MSCI EAFE Index, declined more than 14% in 2000. Most other major domestic and international stock market indices declined as well. The reasons for the disappointing year varied, including disappointing economic growth and the adverse effects of the value of the U.S. dollar on currency exchange rates for U.S. investors.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF PERFORMANCE

Sandor Cseh, Senior Portfolio Manager

How did Dreyfus Variable Investment Fund, International Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the portfolio produced a total return of -3.69% .(1) This compares with a -14.17% return for the portfolio's benchmark,  the  Morgan  Stanley  Capital International Europe, Australasia, Far
East    (MSCI    EAFE)    Index,    for    the    same    period.(2)

We attribute the portfolio' s negative total return primarily to a difficult stock market environment during much of the reporting period. However, we are pleased to report that the portfolio outperformed its benchmark by a large margin due primarily to our individual stock selection strategy.

What is the portfolio's investment approach?

We invest in an internationally diversified portfolio of value stocks that we believe are selling at attractive prices relative to intrinsic worth based on
historical   measures.  These  measures  typically  include  price-to-earnings, price-to-book-value and price-to-cash-flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perceptions. Should a stock fall out of general market favor, creating what we perceive to be a buying opportunity, we typically would look to purchase the security at the depressed price, hoping to profit if and when perceptions change and the stock reverts to a historical norm.

When putting the value approach to work, we employ a two-step process. First, we decide how much to invest in each of the countries represented on the MSCI EAFE Index. We make a baseline determination based on the size of a country's gross domestic product and the capitalization of its stock market compared to the world as a whole. We can invest more or less than this proportion, based on our outlook for a country's economy and the specific number of value opportunities that we see in a particular country's market.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Second, we select individual securities using a process that blends quantitative and qualitative analysis. Typically, after approximately 90% of purchase candidates are eliminated, analysts perform extensive fundamental research and, when they deem appropriate, conduct on-site visits to determine which securities we will look to buy for the portfolio. Stocks in the portfolio typically are sold when they reach a price at which we no longer consider them to hold attractive value, or when our analysts determine that changes in market perceptions that we had anticipated probably will not occur.

What other factors influenced the portfolio's performance?

During the reporting period, stocks showed a strong trend towards convergence; that is, similar stocks moved in a similar fashion despite the overall direction of their home markets. For the first three months of 2000, value-oriented stocks, both in the U.S. markets and internationally, continued their slump. However, when the technology-rich Nasdaq fell sharply beginning in mid-March amid interest-rate and valuation concerns, value-oriented stocks rebounded in both the U.S. and international markets, a pattern that continued throughout the remainder of the year.

Generally speaking, both economic and market conditions in the international marketplace were disappointing. For example, after an initial advance led mainly by a run-up in telecommunications stocks, European markets corrected sharply amidst interest-rate and valuation concerns. Value-oriented companies were not hit as hard, but stalled due largely to higher energy prices. Japan was the worst performing of the world' s major markets, primarily because its long-expected economic recovery has not yet arrived. Worried consumers restricted spending, real estate prices fell and banks sold shares -- all
putting    downward    pressure    on    stock    prices.

The strength of the U.S. dollar also negatively affected portfolio performance. As a result, stock price gains measured in local currency terms were largely offset by the U.S. dollar' s rapid rise, further amplifying local currency losses.


What is the portfolio's current strategy?

While we have recently made minor adjustments to the portfolio's country allocations, we remain relatively close to our "neutral" benchmark. However, we have slightly increased our exposure to U.K. stocks and added investments in the Republic of Ireland. In addition, we modestly reduced exposure to Japan and continental Europe. Our emerging markets investment remains small.

On the other hand, changes made to the portfolio's industry groups are more significant. A number of the portfolio's technology holdings reached prices at which we no longer considered them value-oriented investments. Consequently, we sold those stocks and increased our investments in the financial services, pharmaceutical and energy sectors. More recently, however, certain technology stocks, particularly those hardest hit by price declines, have once again become attractive from a value-oriented perspective. We have selectively increased our holdings there, focusing on companies that, in our view, have strong fundamentals.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio Initial shares and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00


                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      5/1/96             (3.69)%            9.15%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO ON 5/1/96 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS


December 31, 2000

COMMON STOCKS--93.8%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.5%

Goodman Fielder                                                                                  65,787                   46,237

National Australia Bank                                                                          21,049                  338,262

                                                                                                                         384,499

AUSTRIA--.6%

Bank Austria                                                                                      2,790                  153,684

BELGIUM--1.3%

Dexia                                                                                             1,815                  328,595

Dexia (Strips)                                                                                    1,665                       16

                                                                                                                         328,611

BRAZIL--.5%

Petroleo Brasileiro, ADR                                                                          3,000                   70,407

Telecomunicacoes Brasileiras, ADS                                                                   700                   51,013

                                                                                                                         121,420

CAYMAN ISLANDS--.1%

ASAT Holdings, ADR                                                                                3,300                   16,500

DENMARK--.2%

Jyske Bank                                                                                        2,500                   50,411

FINLAND--.4%

Kesko, Cl. B                                                                                     11,500                  116,208

FRANCE--9.4%

Air France                                                                                        6,500                  152,750

Air Liquide                                                                                       2,295                  342,795

Alstom                                                                                            7,760                  200,596

Assurances Generales de France                                                                    2,790                  194,072

BNP Paribas                                                                                       3,600                  316,404

Bongrain                                                                                          2,840                   93,436

Compagnie de Saint-Gobain                                                                           950                  149,399

Compagnie Generale des Etablissements Michelin                                                    6,571                  238,113

Societe Generale, Cl. A                                                                           3,382                  210,456

Total Fina Elf, ADR                                                                               4,933                  358,568

Usinor                                                                                           12,100                  159,918

                                                                                                                       2,416,507

GERMANY--7.7%

Bayer                                                                                             6,550                  345,408

Deutsche Lufthansa                                                                                9,108                  231,075

Deutsche Post                                                                                     7,400                  159,362

Dresdner Bank                                                                                     6,500                  282,893

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
GERMANY (CONTINUED)

E.ON                                                                                              7,004                  426,628

MG Technologies                                                                                  10,080                  120,335

Merck KGaA                                                                                        4,650                  205,437

Volkswagen                                                                                        3,850                  204,112

                                                                                                                       1,975,250

GREECE--.8%

Hellenic Telecommunication Organization, ADS                                                     27,100                  196,475

HONG KONG--1.2%

Hongkong Electric                                                                                81,249                  300,008

INDIA--.2%

Videsh Sanchar Nigam, ADS                                                                         4,950                   61,875

IRELAND--1.2%

Bank of Ireland                                                                                  31,918                  316,531

ITALY--5.8%

Banca Popolare di Bergamo Credito Varesino                                                        9,000                  176,899

ENI                                                                                              78,300                  501,745

Finmeccanica                                                                                    233,750  (a)             266,966

San Paolo-IMI                                                                                    11,436                  185,112

Telecom Italia                                                                                   59,230                  356,328

                                                                                                                       1,487,050

JAPAN--18.9%

Aiful                                                                                             2,250                  183,389

Canon                                                                                            11,000                  384,380

Credit Saison                                                                                    19,900                  425,050

Dai-Tokyo Fire & Marine Insurance                                                                45,000                  134,053

Fuji Machine Manufacturing                                                                        6,000                  160,391

Honda Motor                                                                                       6,000                  223,290

LAWSON                                                                                            3,400                  134,254

MURATA MANUFACTURING                                                                                800                   93,649

Mabuchi Motor                                                                                     2,900                  294,890

Marubeni                                                                                        102,000  (a)             240,587

Matsumotokiyoshi                                                                                  6,100                  167,327

Minebea                                                                                          29,000                  268,035

NAMCO                                                                                             5,000                   91,727

NIPPON TELEGRAPH AND TELEPHONE                                                                        8                   57,517

Nippon Express                                                                                   70,000                  421,945

Nishimatsu Construction                                                                          29,000                   98,803


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
JAPAN (CONTINUED)

Rinnai                                                                                           11,500                  189,875

Rohm                                                                                              1,100                  208,526

SANKYO COMPANY                                                                                    8,000                  191,491

SHOHKOH FUND & CO.                                                                                  800                   82,467

Sekisui Chemical                                                                                 30,000                   85,175

77 Bank                                                                                          28,000                  159,238

Shin-Etsu Chemical                                                                                4,000                  153,752

TDK                                                                                               2,000                  194,287

Yamanouchi Pharmaceutical                                                                         5,000                  215,777

                                                                                                                       4,859,875

MEXICO--.2%

Telefonos de Mexico, ADR                                                                          1,476                   66,605

NETHERLANDS--7.3%

ABN AMRO                                                                                         15,830                  360,398

Akzo Nobel                                                                                        4,050                  217,760

Buhrmann                                                                                          3,664                   98,331

Fortis                                                                                           11,800                  383,783

Hunter Douglas                                                                                    7,008                  192,356

Stork                                                                                            14,974                  187,909

Vedior                                                                                           13,318                  160,868

Wolters Kluwer                                                                                   10,553                  288,072

                                                                                                                       1,889,477

NEW ZEALAND--.5%

Telecom Corporation of New Zealand                                                               66,835                  142,446

NORWAY--.3%

Norsk Hydro                                                                                       1,850                   78,492

PHILIPPINES--.2%

Manila Electric                                                                                  48,000                   47,520

PORTUGAL--.9%

Portugal Telecom                                                                                 26,450                  242,166

SINGAPORE--2.5%

Creative Technology, ADR                                                                         11,250                  125,157

Oversea-Chinese Banking                                                                          37,000                  275,260

United Overseas Bank                                                                             31,960                  239,608

                                                                                                                         640,025

SOUTH KOREA--.9%

Korea Electric Power, ADR                                                                        12,850                  131,713

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA (CONTINUED)

Pohang Iron & Steel, ADR                                                                          7,400                  115,159

                                                                                                                         246,872

SPAIN--4.1%

Banco Bilbao Vizcaya Argentaria                                                                   4,533                   67,537

Banco Popular Espanol                                                                             6,100                  212,731

Endesa                                                                                           24,560                  419,018

Repsol-YPF, ADS                                                                                  21,850                  352,331

                                                                                                                       1,051,617

SWEDEN--1.4%

Autoliv                                                                                          13,950                  218,731

Investor                                                                                          9,100                  135,936

                                                                                                                         354,667

SWITZERLAND--7.9%

Barry Callebaut                                                                                   1,172                  173,984

Clariant                                                                                            730                  262,343

Forbo Holding                                                                                       220                   99,338

Givaudan                                                                                            700  (a)             185,532

Novartis                                                                                            203                  359,742

Sulzer                                                                                              250  (a)             180,769

Swisscom                                                                                            500                  130,358

UBS                                                                                               2,700                  441,733

Zurich Financial Services                                                                           320                  193,382

                                                                                                                       2,027,181

TAIWAN--.4%

Taiwan Semiconductor Manufacturing, ADR                                                           6,800  (a)             117,300

UNITED KINGDOM--17.4%

BAE SYSTEMS                                                                                      62,800                  358,381

BOC                                                                                              13,149                  199,772

Barclays                                                                                         11,152                  345,195

Bunzl                                                                                            62,116                  380,460

Enterprise Oil                                                                                   27,000                  228,701

Morgan Crucible                                                                                  68,200                  299,539

PowerGen                                                                                         26,781                  252,851

Rexam                                                                                            65,100                  218,819

Rio Tinto                                                                                        14,451                  254,311

Royal & Sun Alliance Insurance                                                                   56,105                  480,261

Royal Bank of Scotland                                                                            7,315                  172,879


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Safeway                                                                                          51,247                  228,908

Scottish & Southern Electric                                                                     17,800                  164,867

Tomkins                                                                                          39,893                   87,606

Unilever                                                                                         60,500                  517,883

Wolseley                                                                                         41,512                  285,268

                                                                                                                       4,475,701
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $24,075,266)                                                              93.8%               24,164,973

CASH AND RECEIVABLES (NET)                                                                         6.2%                1,600,724

NET ASSETS                                                                                       100.0%               25,765,697

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  24,075,266  24,164,973

Cash                                                                    363,157

Cash denominated in foreign currencies                    1,114,902   1,187,608

Receivable for investment securities sold                                81,645

Dividends receivable                                                     70,855

Prepaid expenses                                                            203

                                                                     25,868,441
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            21,039

Payable for investment securities purchased                              49,990

Payable for shares of Beneficial Interest redeemed                          220

Accrued expenses                                                         31,495

                                                                        102,744
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       25,765,697
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      25,572,936

Accumulated undistributed investment income--net                        130,012

Accumulated distributions in excess of net realized gain
   on investments and foreign currency transactions                    (100,837)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4(b)          163,586
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       25,765,697


NET ASSET VALUE PER SHARE

                                                                 Initial Shares       Service Shares
------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                       25,765,197                  500

Shares Outstanding                                                    1,906,202               36.982
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                             13.52                13.52

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $89,796 foreign taxes withheld at source)       537,889

Interest                                                                 8,944

TOTAL INCOME                                                           546,833

EXPENSES:

Investment advisory fee--Note 3(a)                                     251,459

Custodian fees                                                          40,745

Auditing fees                                                           19,549

Prospectus and shareholders' reports                                    17,671

Trustees' fees and expenses--Note 3(c)                                   2,073

Shareholder servicing costs--Note 3(b)                                   1,581

Registration fees                                                          501

Loan commitment fees--Note 2                                               193

Legal fees                                                                 151

Miscellaneous                                                           16,136

TOTAL EXPENSES                                                         350,059

INVESTMENT INCOME--NET                                                 196,774
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                     1,982,948

Net realized gain (loss) on forward currency exchange contracts        (21,568)

NET REALIZED GAIN (LOSS)                                             1,961,380

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                (3,148,348)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,186,968)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (990,194)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------
                                                  2000(a)                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            196,774              197,078

Net realized gain (loss) on investments         1,961,380            2,469,452

Net unrealized appreciation (depreciation)
   on investments                              (3,148,348)           2,918,399

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (990,194)           5,584,929
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                   (104,507)            (196,556)

From net realized gain on investments:

Initial shares                                 (2,429,361)          (2,094,903)

In excess of net realized gain on investments:

Initial shares                                   (100,837)                 --

TOTAL DIVIDENDS                                (2,634,705)          (2,291,459)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  7,236,962           14,794,732

Service shares                                        500                   --

Dividends reinvested:

Initial shares                                  2,634,705            2,291,459

Cost of shares redeemed:

Initial shares                                 (7,867,989)         (13,673,233)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             2,004,178            3,412,958

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,620,721)           6,706,428
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            27,386,418           20,679,990

END OF PERIOD                                  25,765,697           27,386,418

Undistributed investment income-net               130,012               37,745
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                       501,016            1,006,730

Shares issued for dividends reinvested            198,251              152,939

Shares redeemed                                  (541,181)            (949,638)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     158,086              210,031
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            37                   --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                      INITIAL SHARES                   SERVICE SHARES
                                                   --------------------------------------------------------------------------
                                                                                                         Period Ended
                                                                 Year Ended December 31,                  December 31,
                                                   ---------------------------------------------------------
                                                    2000        1999       1998        1997        1996(a)        2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period               15.67      13.45      13.45       12.80        12.50         13.52

Investment Operations:

Investment income--net                               .11(c)     .13(c)     .14         .07          .08            --

Net realized and unrealized
   gain (loss) on investments                       (.74)      3.52       1.01        1.03          .34            --

Total from Investment Operations                    (.63)      3.65       1.15        1.10          .42            --

Distributions:

Dividends from investment income--net               (.06)      (.13)      (.12)       (.07)        (.08)           --

Dividends from net realized gain
   on investments                                  (1.40)     (1.30)     (1.03)       (.30)        (.04)           --

Dividends in excess of net realized
   gain on investments                              (.06)        --         --        (.08)          --            --

Total Distributions                                (1.52)     (1.43)     (1.15)       (.45)        (.12)           --

Net asset value, end of period                     13.52      15.67      13.45       13.45        12.80         13.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (3.69)     27.82       8.74        8.71         3.41(d,e)       --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets             1.39       1.35       1.29        1.42         1.01(d)         --

Ratio of net investment income
   to average net assets                             .78        .90        .94         .74          .76(d)         --

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                            --         --         --          --          .34(d)         --

Portfolio Turnover Rate                            37.33      41.90       42.14      25.67        24.48(d)      37.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    25,765     27,386      20,680     19,016        8,027             1

(A) FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.

(E) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996
   (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus became the distributor
of  the  portfolio's  shares, which are sold   without a sales charge. Prior to
March  22,  2000,  Premier  Mutual  Fund  Services,  Inc.  was  the distributor

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.
Net    unrealized     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on
prevailing    market    rates    in    effect    at

the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $124 pursuant to the
transfer    agency    agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2000, amounted to $9,122,318 and $11,178,326, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2000,
there    were    no    open    forward    currency    exchange    contracts.

(B) At December 31, 2000, accumulated net unrealized appreciation on investments
was   $89,707,  consisting  of  $2,796,605  gross  unrealized  appreciation  and
$2,706,898 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, International Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Value Portfolio (one of the series comprising the Dreyfus Variable Investment
Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 2000:

   --the total amount of taxes paid to foreign countries was $89,796.

   --total amount of income sourced from foreign countries was $419,923.

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2000 calendar year with Form 1099-DIV which will be mailed by January 31, 2001.

Additionally, for Federal tax purposes, the portfolio hereby designates $.8670 per share as a long-term capital gain distribution of the $1.1870 per share paid on December 18, 2000 and also designates $.3040 per share as a long-term capital
gain   distribution   of   the  $.3310  per  share  paid  on  March  30,  2000.

The portfolio also designates .006% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.


NOTES

                         For More Information

                        Dreyfus Variable Investment Fund,
                        International Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  152AR0012



================================================================================

Dreyfus Variable
Investment Fund,
Balanced Portfolio

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                             Balanced Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Balanced Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio's managers, Ronald P. Gala and Laurie A. Carroll.

After five consecutive years of double-digit gains, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 9% in 2000. Most other major stock market indices declined as well. In contrast, investment-grade bonds generally provided attractive returns in a highly volatile environment in 2000. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. In 2000, the stock market provided a stark reminder that overconcentration in any single asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF PERFORMANCE

Ronald P. Gala and Laurie A. Carroll, Portfolio Managers

How did Dreyfus Variable Investment Fund, Balanced Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, Dreyfus Variable Investment Fund, Balanced Portfolio produced a total return of -2.98%.(1) In comparison, the portfolio' s benchmark hybrid index, which is composed of 60% Standard & Poor' s 500 Composite Stock Price Index ("S&P 500") and 40% Lehman Brothers
Intermediate  Government/Credit  Bond  Index  ("Intermediate Index"), provided a
total    return    of    -1.41%    for    the    same    period.(2)

We attribute the portfolio's underperformance to our stock selection strategy within the equity component of the portfolio. In addition, during much of the reporting period we allocated a large portion of the fund's assets to bonds rather than stocks. The decision to be in bonds produced positive results not only because bonds outperformed stocks but also because the fund's fixed-income allocation outperformed the bond market.

What is the portfolio's investment approach?

The portfolio is a balanced portfolio, with a "neutral" allocation of 60% stocks and 40% bonds. However, the portfolio is permitted to invest up to 75%, and as little as 40% , of its total assets in stocks, and up to 60%, and as little as
25%   , of    its    total    assets    in    bonds.

When allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as
interest    rates.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

For some time now, we have believed that valuations in the equity market were excessive. Coupled with a volatile stock market, we believed we were not being adequately compensated for taking on the additional risks the stock market generally entails. As a result, during the first 10 months of the reporting period we limited our equity exposure to approximately 40%, choosing instead to allocate about 60% of the portfolio's assets to bonds.

However, beginning in November, we witnessed a broadening of the stock market to include gains in a number of sectors. We believed that such an environment potentially would be beneficial for a diversified portfolio such as ours. Accordingly, we shifted a portion of the portfolio's assets away from bonds and into equities -- ending the year with a portfolio of approximately 60% stocks
and    40%    bonds.

While we believed that this asset allocation decision was a potentially positive move, our equity performance suffered, due in large part to our exposure to the technology sector. Unfortunately, the technology sector -- including several stocks in the portfolio -- suffered steep declines during the year. For example, our holdings in Cisco Systems, Nortel Networks, Network Appliance and EMC all posted disappointing returns, hampering our performance.

On the other hand, the portfolio enjoyed positive returns from other areas of the stock market, including the pharmaceutical and financial sectors. Within the pharmaceuticals industry group, the portfolio benefited from its investments in Merck & Co., Pfizer, Schering-Plough and Warner Lambert, which was acquired by Pfizer during the reporting period. In the financial area, we were pleased with our holdings in Citigroup, American International Group, CIGNA and Merrill Lynch, where a favorable interest-rate environment during the second half of the
year    benefited    the    group'   s    stock    prices.

Within the fixed-income portion of the portfolio our performance was positively influenced by two factors. First we targeted the interest-

rate sensitivity of the portfolio to be modestly higher than that of the benchmark after mid-year. During the strong bond market rally, the fund was positioned to realize enhanced returns relative to the benchmark. Secondly, our emphasis on investing in high credit-quality securities in bond market sectors added to performance during a time when these securities were leading market performers. Both strategies combined enabled the fixed-income allocation of the fund to outperform the benchmark.

What is the portfolio's current strategy?

We believe that our decision at the end of the period to allocate a larger portion of the portfolio' s assets to equities can position the fund well for 2001, should the market' s advance broaden to include favorable performance
across    many    different    industry    groups.

Within the portfolio' s fixed-income portion, we have continued to emphasize investment in the higher yielding areas of the investment-grade bond market. While U.S. Treasuries recently recorded higher returns than those sectors, we believe that the sectors on which we are now focusing represent better relative values.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS, AND WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Balanced Portfolio Initial shares with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intermediate
Government/Credit Bond Index and a Hybrid Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO ON 5/1/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN EACH OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX AND A HYBRID INDEX (DESCRIBED BELOW) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE HYBRID INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE HYBRID INDEX IS COMPOSED OF 60% STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX. UNDER NORMAL CIRCUMSTANCES, THE PORTFOLIO'S TOTAL ASSETS ARE ALLOCATED APPROXIMATELY 60% TO COMMON STOCKS AND 40% TO BONDS; HOWEVER, THE PORTFOLIO IS PERMITTED TO INVEST UP TO 75%, AND AS LITTLE AS 40%, OF ITS TOTAL ASSETS IN COMMON STOCKS AND UP TO 60%, AND AS LITTLE AS 25%, OF ITS TOTAL ASSETS IN BONDS, AS DEEMED ADVISABLE BY THE DREYFUS CORPORATION. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/00

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      5/1/97             (2.98)%           12.10%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.

                                                        The Portfolio


STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

December 31, 2000

COMMON STOCKS--61.5%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.3%

Philip Morris Cos.                                                                                7,400                  325,600

CONSUMER CYCLICAL--4.9%

Bed Bath & Beyond                                                                                12,700  (a)             284,162

CVS                                                                                               5,100                  305,681

Delphi Automotive Systems                                                                        13,500                  151,875

Delta Air Lines                                                                                   5,100                  255,956

General Motors                                                                                    9,800                  499,187

Home Depot                                                                                        4,500                  205,594

Limited                                                                                          10,900                  185,981

May Department Stores                                                                             7,100                  232,525

RadioShack                                                                                        3,800                  162,688

Safeway                                                                                           6,700  (a)             418,750

Sears, Roebuck & Co.                                                                             16,700                  580,325

Southwest Airlines                                                                                8,800                  295,064

Starwood Hotels & Resorts Worldwide                                                               6,300                  222,075

Tiffany & Co.                                                                                     5,500                  173,938

Toys R Us                                                                                        10,300  (a)             171,881

Wal-Mart Stores                                                                                  15,100                  802,188

Wendy's International                                                                             7,900                  207,375

                                                                                                                       5,155,245

CONSUMER STAPLES--3.7%

Avon Products                                                                                     8,000                  383,000

Coca-Cola                                                                                         4,500                  274,219

Colgate-Palmolive                                                                                 6,800                  438,940

ConAgra Foods                                                                                     8,100                  210,600

Estee Lauder Cos.                                                                                 4,600                  201,537

PepsiCo                                                                                          18,300                  906,994

Procter & Gamble                                                                                  4,200                  329,437

Ralston-Purina Group                                                                             13,600                  355,300

SYSCO                                                                                            15,800                  474,000

Sara Lee                                                                                         15,000                  368,438

                                                                                                                       3,942,465

ENERGY RELATED--5.0%

Amerada Hess                                                                                      5,200                  379,925

Apache                                                                                            4,000                  280,250

BJ Services                                                                                       4,900  (a)             337,487

Chevron                                                                                           6,100                  515,069


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Devon Energy                                                                                      4,100                  249,977

ENSCO International                                                                               4,900                  166,906

Exxon Mobil                                                                                      17,400                1,512,713

Kerr-McGee                                                                                        3,600                  240,975

KeySpan                                                                                           6,300                  266,963

Noble Drilling                                                                                    4,000  (a)             173,750

Occidental Petroleum                                                                             16,900                  409,825

Phillips Petroleum                                                                                4,700                  267,313

Sunoco                                                                                            6,600                  222,337

USX-Marathon Group                                                                                9,300                  258,075

                                                                                                                       5,281,565

HEALTH CARE--8.5%

Abbott Laboratories                                                                              15,200                  736,250

Amgen                                                                                             3,100  (a)             198,206

Andrx Group                                                                                       3,400  (a)             196,775

Applera- Applied Biosystems Group                                                                 2,300                  216,344

Bristol-Myers Squibb                                                                              8,300                  613,681

Cardinal Health                                                                                   5,100                  508,087

Forest Laboratories                                                                               1,400  (a)             186,025

IVAX                                                                                              4,700  (a)             180,010

Johnson & Johnson                                                                                11,500                1,208,219

Lilly (Eli) & Co.                                                                                 3,500                  325,719

Merck & Co.                                                                                      19,800                1,853,775

Pfizer                                                                                           44,600                2,051,600

Schering-Plough                                                                                   7,400                  419,950

Wellpoint Health Networks                                                                         2,300  (a)             265,075

                                                                                                                       8,959,716

INTEREST SENSITIVE--13.6%

Ambac Financial Group                                                                             6,450                  376,116

American Express                                                                                  6,000                  329,625

American International Group                                                                     10,700                1,054,619

CIGNA                                                                                             2,800                  370,440

Citigroup                                                                                        36,600                1,868,887

Fannie Mae                                                                                        8,800                  763,400

FleetBoston Financial                                                                            17,800                  668,613

General Electric                                                                                 58,900                2,823,519

Goldman Sachs Group                                                                               1,900                  203,181

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

GreenPoint Financial                                                                              5,300                  216,969

KeyCorp                                                                                           8,500                  238,000

MBNA                                                                                             14,300                  528,206

MGIC Investment                                                                                   4,500                  303,469

Merrill Lynch                                                                                     9,500                  647,781

Morgan (J.P.)                                                                                     5,200                  860,600

Morgan Stanley Dean Witter & Co.                                                                  6,200                  491,350

PNC Financial Services Group                                                                      4,100                  299,556

Radian Group                                                                                      2,900                  217,681

St. Paul Cos.                                                                                     7,800                  423,637

UnitedHealth Group                                                                                4,000                  245,500

Wachovia                                                                                          4,300                  249,938

Washington Mutual                                                                                 7,400                  392,663

Wells Fargo                                                                                      14,200                  790,763

                                                                                                                      14,364,513

INTERNET RELATED--.6%

America Online                                                                                    7,000  (a)             243,600

Juniper Networks                                                                                  1,400  (a)             176,488

VeriSign                                                                                          2,000  (a)             148,375

                                                                                                                         568,463

PRODUCER GOODS--4.7%

Air Products & Chemicals                                                                          6,400                  262,400

Boeing                                                                                            9,100                  600,600

Canadian Pacific                                                                                  7,500                  214,219

Deere & Co.                                                                                       7,800                  357,337

Eastman Chemical                                                                                  4,400                  214,500

Emerson Electric                                                                                  6,500                  512,281

FedEx                                                                                             6,200  (a)             247,752

Kimberly-Clark                                                                                    7,000                  494,830

Minnesota Mining & Manufacturing                                                                  4,800                  578,400

Tyco International                                                                               19,000                1,054,500

United Parcel Service, Cl. B                                                                      2,900                  170,556

United Technologies                                                                               3,500                  275,188

                                                                                                                       4,982,563

SERVICES--3.3%

ALLTEL                                                                                            4,900                  305,944

Automatic Data Processing                                                                         8,800                  557,150


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Carnival                                                                                          9,000                  277,312

Comcast, Cl. A                                                                                    9,200  (a)             384,100

Gannett                                                                                           5,600                  353,150

Infinity Broadcasting, Cl. A                                                                      6,100  (a)             170,419

Paychex                                                                                           5,400                  262,575

SunGard Data Systems                                                                              7,400  (a)             348,725

Time Warner                                                                                       7,800                  407,472

U.S. Cellular                                                                                     2,900  (a)             174,725

Viacom, Cl. B                                                                                     4,900  (a)             229,075

                                                                                                                       3,470,647

TECHNOLOGY--12.3%

Adobe Systems                                                                                     4,400                  256,025

Agilent Technologies                                                                              5,100  (a)             279,225

Analog Devices                                                                                    6,000  (a)             307,125

BEA Systems                                                                                       3,000  (a)             201,937

Brocade Communications Systems                                                                    1,800  (a)             165,262

CIENA                                                                                             1,600  (a)             130,200

Cisco Systems                                                                                    43,900  (a)           1,679,175

Comverse Technology                                                                               2,700  (a)             293,287

Corning                                                                                           8,200                  433,063

EMC                                                                                              14,900  (a)             990,850

Hewlett-Packard                                                                                  14,400                  454,500

Intel                                                                                            32,700                  989,175

International Business Machines                                                                   6,200                  527,000

International Rectifier                                                                           5,000  (a)             150,000

JDS Uniphase                                                                                      6,800  (a)             283,475

KLA-Tencor                                                                                        6,400  (a)             215,600

Micron Technology                                                                                 6,500  (a)             230,750

Microsoft                                                                                        26,800  (a)           1,162,450

NVIDIA                                                                                            4,200  (a)             137,616

Network Appliance                                                                                 4,000  (a)             256,937

Nortel Networks                                                                                  14,100                  452,081

Oracle                                                                                           44,100  (a)           1,281,656

PMC-Sierra                                                                                        1,700  (a)             133,663

QUALCOMM                                                                                          1,600  (a)             131,500

Rational Software                                                                                 3,000  (a)             116,813

SDL                                                                                                 400  (a)              59,275

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

SanDisk                                                                                           3,000  (a)              83,250

Sanmina                                                                                           2,700  (a)             206,887

Siebel Systems                                                                                    4,800  (a)             324,600

Solectron                                                                                         8,800  (a)             298,320

Sun Microsystems                                                                                 14,700  (a)             409,763

VERITAS Software                                                                                  3,200  (a)             280,000

Vishay Intertechnology                                                                            5,800  (a)              87,725

                                                                                                                      13,009,185

UTILITIES--4.6%

AT&T                                                                                             13,300                  230,256

Ameren                                                                                            6,400                  296,400

Calpine                                                                                           6,000  (a)             270,375

FPL Group                                                                                         4,000                  287,000

PG&E                                                                                              8,000                  160,000

Pinnacle West Capital                                                                             5,300                  252,412

Qwest Communications International                                                               15,500  (a)             635,500

SBC Communications                                                                               28,100                1,341,775

Sempra Energy                                                                                     9,800                  227,850

TXU                                                                                               5,800                  257,012

Verizon Communications                                                                           18,200                  912,275

                                                                                                                       4,870,855

TOTAL COMMON STOCKS

   (cost $61,289,806)                                                                                                 64,930,817
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
BONDS AND NOTES--34.0%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--10.4%

American Express Credit Account Master Trust,

  Asset Backed Ctfs., Ser. 1997-1, Cl. A,

   6.40%, 4/15/2005                                                                             600,000                  606,207

Atlantic Richfield, Notes,

   5.55%, 4/15/2003                                                                             500,000                  497,182

BSCH Issuances, Gtd. Notes,

   7.625%, 11/3/2009                                                                            750,000                  765,094

Bank of America, Sub. Notes,

   7.80%, 2/15/2010                                                                             500,000                  521,242

Citibank Credit Card Master Trust,

  Asset Backed Ctfs., Ser. 1998-1, Cl. A,

   5.75%, 1/15/2003                                                                             600,000                  599,943


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Citigroup, Sub. Notes,

   7.25%, 10/1/2010                                                                             500,000                  516,083

Ford Motor Credit, Notes,

   7.60%, 8/1/2005                                                                              500,000                  513,889

General Electric Capital, Notes,

   7.50%, 6/5/2003                                                                              350,000                  362,101

General Motors Acceptance Corp.:

  Bonds,

      6.15%, 4/5/2007                                                                           430,000                  409,102

   Notes,

      7.50%, 7/15/2005                                                                          500,000                  512,420

HSBC Holding, Sub. Notes,

   7.50%, 7/15/2009                                                                             750,000                  783,188

Household Finance, Notes,

   8%, 7/15/2010                                                                                500,000                  528,536

Lehman Brothers Holdings, Notes,

   7.50%, 9/1/2006                                                                              500,000                  508,344

Morgan Stanley Dean Witter & Co., Notes,

   7.75%, 6/15/2005                                                                             600,000                  631,069

National Australia Bank, Sub. Notes,

   8.60%, 5/19/2010                                                                             500,000                  555,575

National Westminster Bank, Sub. Notes,

   7.375%, 10/1/2009                                                                            700,000                  725,319

Norwest, Sr. Notes,

   6.75%, 10/1/2006                                                                             350,000                  353,760

Province of Ontario, Bonds,

   7.75%, 6/4/2002                                                                              500,000                  512,802

Verizon Global Funding, Notes,

   7.25%, 12/1/2010                                                                             350,000  (b)             356,012

Wells Fargo, Notes,

   6.625%, 7/15/2004                                                                            650,000                  659,535

                                                                                                                      10,917,403

INDUSTRIAL--2.7%

Coca-Cola Enterprises, Notes,

   5.75%, 11/1/2008                                                                             500,000                  480,358

Conoco, Sr. Notes,

   6.35%, 4/15/2009                                                                             500,000                  497,982

duPont (E.I.) deNemours & Co., Notes,

   6.50%, 9/1/2002                                                                              500,000                  504,197

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

PPG Industries, Notes,

   6.25%, 2/15/2002                                                                             500,000                  499,398

Pharmacia, Notes,

   5.375%, 12/1/2001                                                                            300,000                  296,357

Unilever Capital, Gtd. Notes,

   6.75%, 11/1/2003                                                                             600,000                  611,249

                                                                                                                       2,889,541

UTILITIES--.7%

Wisconsin Electric Power, Bonds,

   7.25%, 8/1/2004                                                                              700,000                  720,060

U.S. GOVERNMENT & AGENCIES--20.2%

Federal Home Loan Bank, Bonds,

   5.125%, 9/15/2003                                                                            600,000                  593,328

Federal Home Loan Mortgage Corp.:
   Notes:

      5.75%, 7/15/2003                                                                        1,000,000                1,004,300

      5%, 1/15/2004                                                                             600,000                  590,074

      5.75%, 3/15/2009                                                                          750,000                  736,875

   Mortgage-Backed:

      6.50%, 1/1/2013                                                                           120,921                  121,274

      7%, 9/1/2030                                                                              573,497                  574,931

Federal National Mortgage Association:

  Bonds:

      7.125%, 2/15/2005                                                                       2,000,000                2,102,504

   Notes:

      5.25%, 1/15/2003                                                                        1,300,000                1,292,201

      4.75%, 11/14/2003                                                                       1,500,000                1,467,399

      5.125%, 2/13/2004                                                                         550,000                  543,902

      5.625%, 5/14/2004                                                                         700,000                  699,698

      7%, 7/15/2005                                                                           1,000,000                1,050,493

      7.25%, 1/15/2010                                                                        1,300,000                1,413,503

   Mortgage-Backed:

      6%, 4/1/2014                                                                              120,682                  119,286

      6%, 2/1/2029                                                                              139,495                  135,095

Government National Mortgage Association I,

   8%, 8/15/2030                                                                                129,646                  132,870


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Notes:

   6.625%, 6/30/2001                                                                            200,000                  200,936

   5.625%, 9/30/2001                                                                            500,000                  499,955

   6.50%, 3/31/2002                                                                           1,750,000                1,772,610

   7.50%, 5/15/2002                                                                           1,430,000                1,470,355

   5.75%, 10/31/2002                                                                            250,000                  252,322

   7.50%, 2/15/2005                                                                             335,000                  364,446

   6.50%, 10/15/2006                                                                            250,000                  266,893

   5.625%, 5/15/2008                                                                          1,600,000                1,643,968

   5.50%, 5/15/2009                                                                             900,000                  919,044

   6%, 8/15/2009                                                                              1,300,000                1,372,527

                                                                                                                      21,340,789

TOTAL BONDS AND NOTES

  (cost $34,876,935)                                                                                                  35,867,793
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--3.4%

  Greenwich Capital Markets,Tri-Party

  Repurchase Agreement, 6%, dated

  12/29/2000, due 1/2/2001, in the amount

  of $3,632,420 (fully collateralized by

  $1,250,000 Federal Home Loan Bank

  Bonds, 6.375%, 11/15/2002 and $2,225,000

  Federal Home Loan Mortgage Corp. Notes,

   6.75%, 3/15/2031, value $3,704,220)                                                        3,630,000                3,630,000

U.S. TREASURY BILLS--.5%

   6.03%, 2/1/2001                                                                              500,000  (c)             497,645

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,127,404)                                                                                                   4,127,645
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $100,294,145)                                                             99.4%              104,926,255

CASH AND RECEIVABLES (NET)                                                                          .6%                  643,290

NET ASSETS                                                                                       100.0%              105,569,545

(A) NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2000, THIS
     SECURITY AMOUNTED TO $356,012 OR APPROXIMATELY .3% OF NET ASSETS.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF FINANCIAL FUTURES


December 31, 2000

                                                                   Market Value                                        Unrealized
                                                                    Covered by                                       Appreciation
                                            Contracts             Contracts ($)              Expiration            at 12/31/2000 ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

5 Year U.S. Treasury Notes                         35                 3,624,688              March 2001                    74,375

FINANCIAL FUTURES SHORT

Standard & Poor's 500                               9                 3,003,750              March 2001                   135,275

                                                                                                                          209,650

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--

   See Statement of Investments--Note 1(b)             100,294,145  104,926,255

Cash                                                                     5,805

Dividends and interest receivable                                      710,800

Receivable for futures variation margin--Note 4(a)                      45,872

Receivable for shares of Beneficial Interest subscribed                    250

Prepaid expenses                                                            72

                                                                    105,689,054
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            73,742

Payable for investment securities purchased                               4,024

Loan commitment fees payable                                                250

Accrued expenses                                                         41,493

                                                                        119,509
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      105,569,545
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     102,181,398

Accumulated undistributed investment income--net                        244,371

Accumulated net realized gain (loss) on investments                  (1,697,984)

Accumulated net unrealized appreciation (depreciation)

  on investments (including $209,650 net unrealized

   appreciation on financial futures)--Note 4(b)                      4,841,760
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      105,569,545

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        105,569,295           250

Shares Outstanding                                      7,039,979         16.67
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               15.00         15.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             3,500,262

Cash dividends (net of $2,855 foreign taxes withheld at source)        499,415

TOTAL INCOME                                                         3,999,677

EXPENSES:

Investment advisory fee--Note 3(a)                                     714,713

Prospectus and shareholders' reports                                    27,096

Professional fees                                                       24,428

Custodian fees--Note 3(b)                                               23,124

Trustees' fees and expenses--Note 3(c)                                   7,733

Registration fees                                                        5,490

Loan commitment fees--Note 2                                               890

Shareholder servicing costs--Note 3(b)                                     339

Miscellaneous                                                            6,226

TOTAL EXPENSES                                                         810,039

INVESTMENT INCOME--NET                                               3,189,638
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,164,559)

Net realized gain (loss) on financial futures                          354,592

NET REALIZED GAIN (LOSS)                                            (1,809,967)

Net unrealized appreciation (depreciation) on investments

   (including $351,794 net unrealized appreciation
        on financial futures)                                        (4,417,000)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (6,226,967)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (3,037,329)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------
                                                  2000(a)                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,189,638            2,248,362

Net realized gain (loss) on investments       (1,809,967)            3,987,181

Net unrealized appreciation (depreciation)
   on investments                             (4,417,000)             (167,147)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (3,037,329)            6,068,396
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                (2,958,556)          (2,235,073)

Net realized gain on investments:

Initial shares                                  (526,037)          (3,835,273)

TOTAL DIVIDENDS                               (3,484,593)          (6,070,346)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 25,758,974          43,286,441

Service shares                                        250                 --

Dividends reinvested:

Initial shares                                  3,484,593           6,070,346

Cost of shares redeemed:

Initial shares                                (7,282,297)         (19,065,662)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           21,961,520           30,291,125

TOTAL INCREASE (DECREASE) IN NET ASSETS       15,439,598           30,289,175
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            90,129,947           59,840,772

END OF PERIOD                                 105,569,545           90,129,947

Undistributed investment income--net              244,371               13,289
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     1,658,347            2,665,579

Shares issued for dividends reinvested            223,720              378,221

Shares redeemed                                  (467,525)          (1,173,446)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,414,542            1,870,354

SERVICE SHARES

SHARES SOLD                                            17                   --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED INITIAL SHARES AND THE PORTFOLIO BEGAN SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                        INITIAL SHARES                    SERVICE SHARES
                                                        -----------------------------------------------   Period Ended
                                                                                                          December 31,
                                                                     Year Ended December 31,
                                                        ------------------------------------------------
                                                        2000           1999         1998       1997(a)        2000 (b)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                    16.02         15.94        14.04         12.50         15.00

Investment Operations:

Investment income--net                                    .52(c)        .47(c)       .43           .25            --

Net realized and unrealized

   gain (loss) on investments                            (.97)          .80         2.67          2.06            --

Total from Investment Operations                         (.45)         1.27         3.10          2.31            --

Distributions:

Dividends from investment
   income--net                                          (.48)         (.46)         (.43)         (.25)           --

Dividends from net realized
   gain on investments                                  (.09)         (.73)         (.77)         (.52)           --

Total Distributions                                     (.57)        (1.19)        (1.20)         (.77)           --

Net asset value, end of period                         15.00         16.02         15.94         14.04         15.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       (2.98)         8.13         22.34         18.48(d)         --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .85           .86           .87          .67(d)          --

Ratio of net investment income

   to average net assets                                3.35          2.94          2.98         1.91(d)          --

Portfolio Turnover Rate                               111.66         98.61        111.75        45.78(d)      111.66
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                        105,569       90,130        59,841       41,144            --(e)

(A) FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Balanced Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite
Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio' s shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon
Financial  Corporation,  held  all  of  the  outstanding   Service shares of the
portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $3,341 during the period ended December 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $658,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for dis tributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $21 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $23,124 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2000, amounted to $121,434,898 and $100,282,892, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2000 are set forth in the Statement of Financial Futures.

(b) At December 31, 2000, accumulated net unrealized appreciation on investments and financial futures was $4,841,760, consisting of $9,296,157 gross unrealized appreciation and $4,454,397 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Balanced Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Variable Investment Fund, Balanced Portfolio (one of the series comprising the Dreyfus Variable Investment Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Balanced Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates $.0925 per share as a long-term capital gain distribution of the $.2230 per share paid on March 31, 2000.

The portfolio also designates 14.97% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.

                        For More Information

                        Dreyfus Variable Investment Fund, Balanced Portfolio 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  154AR0012



================================================================================

Dreyfus Variable
Investment Fund,
Limited Term
High Income Portfolio

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                             Limited Term High Income Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Limited Term High Income Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Roger King.

Investment-grade U.S. bonds generally provided attractive returns in a highly volatile environment in 2000. In contrast, most lower quality bond and major stock market indices declined sharply in 2000. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. In 2000, the stock and high yield bond markets provided a stark reminder that overconcentration in any single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF PERFORMANCE

Roger King, Portfolio Manager

How did Dreyfus Variable Investment Fund, Limited Term High Income Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the portfolio achieved a total return of -8.27%.(1) This compares to a -5.12% total return for the portfolio's benchmark, the Merrill Lynch High Yield Master II Index, for the same period.(2

  We attribute the portfolio's weak performance, both absolute and relative to its benchmark, to two factors. Overall, returns suffered from continuing negative investor sentiment toward the high yield bond market, especially in the relatively smaller and less liquid credits in the portfolio. Relative to its benchmark, portfolio performance lagged due primarily to some larger holdings, which experienced depreciations in price, and one holding in particular, Reliance Group, which defaulted during the reporting period.

Because of its restricted maturity and duration, we also gauge the portfolio's performance against a shorter term measure: a Customized Limited Term High Yield Index (the "Customized Index"), developed by Dreyfus, which achieved a -1.10% total return for the period.(3) This blended index is composed of four shorter term subindices of the Merrill Lynch High Yield Master II Index, and has a higher average credit quality than the portfolio. Higher rated securities generally outperformed the overall high yield market during the reporting period.

What is the portfolio's investment approach?

The portfolio seeks to maximize current income by investing in high yield fixed-income securities. The average effective maturity and average effective duration of the portfolio are limited to four and three and one-half years, respectively.

We normally invest most of the portfolio's assets in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may be in early stages of development or may have highly leveraged
balance    sheets.    To   compensate   buyers   for   taking
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

greater risks, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, and then project each issuer's ability to repay its debt.

What other factors influenced the portfolio's performance?

The past 12 months have been exceptionally difficult for the high yield bond market. Following the near collapse in 1998 of a major hedge fund, many institutional investors began to significantly reduce their bond market activities. As these large-scale investors continued to withdraw from the market, liquidity -- that is, the ability to buy and sell securities quickly and easily -- evaporated in turn. It became increasingly difficult for the portfolio, as well as for all market participants, to buy high yield bonds without substantially moving bond prices higher or to sell these bonds without moving prices lower.

The Federal Reserve Board' s (the "Fed" ) ongoing program of interest-rate tightening through most of the year had a negative impact on investor psychology. In addition, default rates have risen, as some high yield bonds issued in 1997 and 1998 had difficulty meeting interest and/or principal payments.

While the reporting period was a time of difficulty for the market in general, high yield bond prices did struggle to rally in June, July and August. The rally, however, was not broad based. Instead, high yield bonds with the strongest credit ratings advanced and bonds with lower credit ratings continued to languish, and as a result, portfolio performance suffered. September, October and November saw a return to an overall market slump. Concerns grew as to how the continuing investment needs of the already battered telecommunications sector could be met in the absence of a vibrant high yield bond market.

Investors also grew concerned that the lack of liquidity affecting the high yield sector might spread through the credit markets as a whole. A more widespread credit contraction could lead to a much sharper economic slowdown
than    the    market    has    anticipated.    An    unexpected    rally

in December, largely the result of anticipated Fed easing of interest rates, gave some new hope -- investor interest in high yield bonds made a hesitant return and a few companies with stronger credit ratings scheduled the sales of new high yield bonds for early January. The portfolio's concentration in these higher rated securities is typically not as strong as that of the Customized Index, which negatively impacted performance.

What is the portfolio's current strategy?

Currently, we believe that potentially favorable factors for the high yield market include possible interest-rate cuts by the Fed (in addition to the adjustment made shortly after the close of the reporting period on January 3,
2001) , increased capital market liquidity, wide spreads to other fixed-income products and recent positive mutual fund flows. In our view, negative factors continue to include the slowing economy, projected rising default rates, declining equity markets and tighter bank credit. The portfolio's investment strategy remains focused primarily on issues of domestic credit with final maturities of less than five years and BB credit ratings.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUBINDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE PORTFOLIO CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Limited Term High Income Portfolio Initial shares with the Merrill Lynch High Yield Master II Index and a Customized Limited Term High Yield Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO ON 4/30/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN TWO DIFFERENT
INDICES: (1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX AND (2) THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH HAS BEEN CONSTRUCTED BY THE DREYFUS CORPORATION. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED 3-5 YEARS, AND (IV) B-RATED 3-5 YEARS. UNLIKE THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D".

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.



Average Annual Total Returns AS OF 12/31/00


                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      4/30/97            (8.27)%           (0.19)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                        The Portfolio


STATEMENT OF INVESTMENTS

December 31, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal
BONDS AND NOTES--95.5%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--9.0%

AM General, Ser. B,

   Sr. Notes, 12.875%, 2002                                                                     456,000                  412,680

Airplanes Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                                               2,963,100                2,189,790

Midway Airlines,

  Gtd. Pass-Through Ctfs.,

   Ser. 1998-1, Cl. D, 8.86%, 2003                                                              973,639                  969,837

                                                                                                                       3,572,307

AUTOMOTIVE--1.9%

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                   1,500,000                  759,375

BROADCASTING--.9%

Lin Holdings,

   Sr. Discount Notes, 0/10%, 2008                                                              500,000  (a)             368,750

CABLE TELEVISION--10.2%

Adelphia Communications:

   Sr. Discount Notes, 0%, 2003                                                               1,500,000                1,132,500

   Sr. Notes, 9.25%, 2002                                                                     1,000,000                  980,000

Diamond Cable Communications,

   Sr. Notes, 11.75%, 2005                                                                    1,000,000                  900,000

Pegasus Communications, Ser. B,

   Sr. Sub. Notes, 12.5%, 2007                                                                1,000,000                1,010,000

                                                                                                                       4,022,500

CONSTRUCTION--4.0%

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                  2,000,000  (b)             705,000

McDermott,

   Notes, 9.375%, 2002                                                                        1,000,000                  883,712

                                                                                                                       1,588,712

CONSUMER--7.8%

BPC Holding, Ser. B,

   Sr. Secured Notes, 13.25%, 2006                                                              606,102  (c)             324,148

Coinmach, Ser. D,

   Sr. Notes, 11.75%, 2005                                                                    1,740,000                1,744,350

Hosiery Corp. of America,

   Sr. Sub. Notes, 13.75%, 2002                                                               1,000,000                  905,000

Sharp Do Brazil,

   Medium-Term Notes, 9.625%, 2005                                                            1,500,000  (b)             108,750

                                                                                                                       3,082,248

ENTERTAINMENT--6.1%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                                  3,000,000                2,415,000


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------


FINANCIAL--2.4%

AmeriCredit,

   Sr. Notes, 9.25%, 2004                                                                     1,000,000                  955,000

FOOD & BEVERAGES--8.4%

CKE Restaurants,

   Conv. Sub. Deb., 4.25%, 2004                                                                 763,000                  312,830

Chiquita Brands International,

   Conv. Sub. Deb., 7%, 2001                                                                    350,000  (d)             308,000

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                      180,000                  130,500

Pilgrims Pride,

   Sr. Sub. Notes, 10.875%, 2003                                                                500,000                  492,500

Sun World International, Ser. B,

   First Mortgage, 11.25%, 2004                                                               2,230,000                2,085,050

                                                                                                                       3,328,880

FOREST PRODUCTS--5.5%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                                               2,730,000                2,170,350

HEALTH CARE--.5%

Eye Care Centers of America,

  Floating Interest Rate Sub. Term

   Securities, 10.701%, 2008                                                                    500,000  (c)             177,500

INDUSTRIAL--2.4%

Applied Extrusion Technology, Ser. B,

   Sr. Notes, 11.5%, 2002                                                                       750,000                  442,500

Atlantis Group,

   Sr. Notes, 11%, 2003                                                                         745,000                  510,325

                                                                                                                         952,825

METALS--.2%

Renco Metals,

   Sr. Notes, 11.5%, 2003                                                                       560,000                   58,800

REAL ESTATE--8.1%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            1,175,000                1,127,335

Meditrust,

   Medium-Term Notes, 7.77%, 2002                                                             1,500,000                1,231,418

Rockefeller Center Properties,

   Floating Rate Deb., 7.438%, 2007                                                           1,000,000  (c)             860,000

                                                                                                                       3,218,753

RETAIL--6.4%

Cafeteria Operators

  (Gtd. by Furrs/Bishops Specialty Group),

   Sr. Secured Notes, 12%, 2001                                                               1,000,000                  995,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------


RETAIL (CONTINUED)

Southland,

   Deb., 5%, 2003                                                                             1,750,000                1,531,250

                                                                                                                       2,526,250

TELECOMMUNICATION/CARRIERS--4.5%

Hermes Europe Railtel,

   Sr. Notes, 11.5%, 2007                                                                     2,000,000                  830,000

MJD Communications, Ser. B,

   Floating Rate Notes, 10.909%, 2008                                                         1,000,000  (c)             943,540

                                                                                                                       1,773,540

TEXTILES--.8%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                      500,000  (b)             287,500

Texfi Industries,

   Sr. Sub. Deb., 8.75%, 1999                                                                   500,000  (e)              10,000

                                                                                                                         297,500

TRANSPORTATION--10.0%

Eletson Holdings,

   First Pfd. Ship Mortgage, 9.25%, 2003                                                        900,000                  873,000

International Shipholding,

   Sr. Notes, 9%, 2003                                                                          240,000                  238,800

MTL, Ser. B,

  Floating Interest Rate Sub. Term Securities,

   11.39%, 2006                                                                               2,000,000  (c)           1,110,000

Union Pacific,

   Sub. Deb, 5.5%, 2033                                                                       1,315,000                1,126,316

ValuJet,

   Sr. Notes, 10.25%, 2001                                                                      600,000                  591,000

                                                                                                                       3,939,116

WIRELESS COMMUNICATIONS--6.4%

Comunicacion Celular,

   Sr. Notes, 14.125%, 2005                                                                     500,000  (f)             391,250

Microcell Telecommunications, Ser. B,

   Sr. Discount Notes, 0/14%, 2006                                                            1,000,000  (a)             960,000

Orion Network Systems,

   Sr. Discount Notes, 0/12.5%, 2007                                                          4,500,000  (a)           1,192,500

                                                                                                                       2,543,750

TOTAL BONDS AND NOTES

   (cost $53,790,711)                                                                                                 37,751,156



PREFERRED STOCKS--1.8%                                                                          Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;

Newscorp Overseas, Ser. A,

  Cum., $2.15625

   (cost $819,075)                                                                               32,600                  696,825
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $54,609,786)                                                              97.3%               38,447,981

CASH AND RECEIVABLES (NET)                                                                         2.7%                1,081,863

NET ASSETS                                                                                       100.0%               39,529,844

(A)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(B)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  SUBSEQUENT TO YEAR END, THE ISSUER DEFAULTED ON THIS SECURITY.

(E)  NON-INCOME PRODUCING--ISSUER FILED FOR PROTECTION UNDER THE FEDERAL
     BANKRUPTCY CODE.

(F)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2000, THESE SECURITIES AMOUNTED TO $391,250 OR 1.0% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  54,609,786  38,447,981

Cash                                                                      8,528

Interest receivable                                                   1,169,890

Prepaid expenses                                                          4,035

                                                                     39,630,434
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            23,803

Payable for shares of Beneficial Interest redeemed                       47,079

Accrued expenses                                                         29,708

                                                                        100,590
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       39,529,844
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      65,910,533

Accumulated undistributed investment income--net                         50,572

Accumulated net realized gain (loss) on investments                 (10,269,456)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (16,161,805)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       39,529,844

NET ASSET VALUE PER SHARE

                                                                                              Initial Shares  Service Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                    39,529,344            500

Shares Outstanding                                                                                 4,668,372         59.102
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                           8.47           8.46

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             6,138,874

Cash dividends                                                          70,294

TOTAL INCOME                                                         6,209,168

EXPENSES:

Investment advisory fee--Note 3(a)                                     332,928

Interest expense--Note 2                                               118,215

Professional fees                                                       19,902

Prospectus and shareholders' reports                                    16,971

Custodian fees--Note 3(b)                                                6,141

Trustees' fees and expenses--Note 3(c)                                   4,554

Shareholder servicing costs--Note 3(b)                                     253

Miscellaneous                                                           10,553

TOTAL EXPENSES                                                         509,517

INVESTMENT INCOME--NET                                               5,699,651
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,439,667)

Net unrealized appreciation (depreciation) on investments           (5,254,924)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (9,694,591)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (3,994,940)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------
                                                  2000(a)                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,699,651             8,366,358

Net realized gain (loss) on investments        (4,439,667)           (5,298,109)

Net unrealized appreciation (depreciation)
   on investments                              (5,254,924)           (3,996,453)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (3,994,940)             (928,204)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (5,868,341)           (8,228,436)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  2,564,560            13,764,126

Service shares                                        500                   --

Dividends reinvested:

Initial shares                                  5,868,341             8,228,436

Cost of shares redeemed:

Initial shares                                (25,397,503)          (29,897,132)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (16,964,102)           (7,904,570)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (26,827,383)          (17,061,210)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            66,357,227            83,418,437

END OF PERIOD                                  39,529,844            66,357,227

Undistributed investment income-net                50,572               219,262
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                       256,167             1,189,786

Shares issued for dividends reinvested            628,480               748,768

Shares redeemed                                (2,569,301)           (2,657,203)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,684,654)           (718,649)

SERVICE SHARES

SHARES SOLD                                            59                   --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                       INITIAL SHARES                                              SERVICE SHARES
                             ---------------------------------                                     ------------------
                                                                                                   Period Ended
                                   Year Ended December 31,                                         December 31,
                             ---------------------------------
                                                        2000      1999      1998      1997(a)      2000 (b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    10.44    11.80     12.88     12.50         8.46

Investment Operations:

Investment income--net                                   1.15     1.21      1.14       .78           --

Net realized and unrealized
   gain (loss) on investments                           (1.95)   (1.38)    (1.08)      .41           --

Total from Investment Operations                         (.80)    (.17)      .06      1.19           --

Distributions:

Dividends from investment
   income--net                                          (1.17)   (1.19)    (1.14)     (.77)          --

Dividends from net realized gain
   on investments                                          --       --        --      (.04)          --

Total Distributions                                     (1.17)   (1.19)    (1.14)     (.81)          --

Net asset value, end of period                           8.47    10.44     11.80     12.88         8.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        (8.27)   (1.54)      .29     14.27(c)        --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   .76      .73       .77       .89(c)        --

Ratio of interest expense to average
   net assets                                             .23      .11       .32       .20(c)        --

Ratio of net investment income
   to average net assets                                11.10    10.53     10.10     10.27(c)        --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                 --       --        --       .05(c)        --

Portfolio Turnover Rate                                 15.29    52.08     50.18     37.98(d)      15.29
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  39,529  66,357  83,418      31,454             1

(A) FROM APRIL 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Limited Term High Income Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


As of December 31, 2000, MBC Investments Corp, an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized
cost,    which    approximates    value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where
applicable,    amortization    of    discount    on
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash
balances    left    on    deposit.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the portfolio does not currently do. Upon adoption, the portfolio will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities of $627,373. This adjustment will therefore, have no effect on the net assets of the portfolio.

(c) Dividends to shareholders: It is the policy of the portfolio to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $10,252,000 available for Federal income tax purposes to be applied against future net
securities    profits,    if    any,    realized    subsequent    to

December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $454,000 of the carryover expires in fiscal 2006, $5,317,000 expires in fiscal 2007, and $4,481,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2000 was approximately $1,782,500, with a related weighted average annualized interest rate of 6.63%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at the annual rate of .65 of 1% of the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $47 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $6,141 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $7,737,682 and $20,390,299, respectively.

At December 31, 2000, accumulated net unrealized depreciation on investments was $16,161,805, consisting of $54,937 gross unrealized appreciation and $16,216,742 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Limited Term High Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Limited Term High Income Portfolio (one of the series comprising the Dreyfus Variable Investment Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Limited Term High Income Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates .143% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.


NOTES

                        For More Information

                        Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  156AR0012